                                                      [LOGO WILLIAM BLAIR FUNDS]



                                                            SEMI - ANNUAL REPORT
                                                            --------------------


                                                                   JUNE 30, 2001

------------------------------------------------------------------
Table of Contents

------------------------------------------------------------------

  A Letter from the President.............  2

Growth Fund
  An Overview from the Portfolio Managers.  4
  Portfolio of Investments................  7

Tax-Managed Growth Fund
  An Overview from the Portfolio Managers.  8
  Portfolio of Investments................ 11

Large Cap Growth Fund
  An Overview from the Portfolio Managers. 12
  Portfolio of Investments................ 15

Small Cap Growth Fund
  An Overview from the Portfolio Managers. 16
  Portfolio of Investments................ 19

International Growth Fund
  An Overview from the Portfolio Manager.. 20
  Portfolio of Investments................ 23

Disciplined Large Cap Fund
  An Overview from the Portfolio Manager.. 26
  Portfolio of Investments................ 28

Value Discovery Fund
  An Overview from the Portfolio Managers. 30
  Portfolio of Investments................ 33

Income Fund
  An Overview from the Portfolio Managers. 34
  Portfolio of Investments................ 37

Ready Reserves Fund
  An Overview from the Portfolio Managers. 39
  Portfolio of Investments................ 40

Financial Statements...................... 42

Notes to Financial Statements............. 49

Board of Trustees......................... 65

Officers.................................. 65


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

June 30, 2001                                             William Blair Funds 1

[PHOTO OF Marco Hanig]

Marco Hanig
------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
------------------------------------------------------------------

Dear Shareholders:

The first half of 2001 continued to be a difficult environment for the stock market. The S&P 500 Index declined 6.70%, and the NASDAQ Composite was down 12.52%.

The US economy slowed down to 1% Gross Domestic Product growth in the first quarter, and the Federal Reserve acted quickly by lowering interest rates sharply to avoid a recession. Spending on capital goods and technology were slower, and many companies experienced declining profits and earnings disappointments. The one positive note is that after setting a low in early April, the market rebounded a bit in the second quarter.

Continuing last year's trend, value stocks did better than growth stocks, and small cap stocks beat large cap stocks. According to Morningstar, the best performing group of diversified mutual funds was Small Cap Value (+13.39%), and the worst was Large Cap Growth (-15.75%). These performance differences can be attributed to the fact that value stocks usually perform relatively better in a weak economic environment, and that the earnings growth for small cap companies in the last 12 months has been stronger than for their large cap counterparts.

The table on page 3 gives an overview of the performance of each fund.(1) Some of the most notable highlights are:

 . The Small Cap Growth Fund was up 19.68% year to date, and significantly outperformed its benchmark, the Russell 2000 Growth Index, which was nearly flat at 0.04%. The fund's success can be attributed primarily to its individual stock selection, particularly in the Consumer and Health Care sectors, and its underweight position in the Technology sector.

 .  The Value Discovery Fund was up 16.48% year to date and beat the Russell
   2000 Value Index which was up 12.72%. Here, too, stock selection was the key to the fund's strong performance. The fund also avoided the carnage in the Technology sector, and did well with its larger holdings in the Financial Services sector.

 . The International Growth Fund declined 8.37%, but continued to perform very well compared to the Morningstar Foreign Stock category average, which declined 14.23%. The fund benefited from its exposure to solid growth companies in emerging Asia, and its relatively defensive positioning in Japan and Europe. The fund's performance for 1/3/5 years places it among the top 19%/2%/5% of funds in the Morningstar Foreign Stock category, earning it a headline as "among the very best foreign-stock funds" in a recent Morningstar review.(2)

As always, we thank you for investing with us!

/s/ Hanig Signature
MarcoHanig
----------
(1)All William Blair Fund performance information refers to Class N shares. The Morningstar category averages represent the average annual composite performance of all mutual funds listed in their respective category by Morningstar. Additional information regarding the Funds' performance is provided in the accompanying table.
(2)Brian Portnoy, "William Blair International Growth is Among the Very Best Foreign-Stock Funds," Morningstar.com, July 12, 2001. The International Growth Fund's 1, 3, and 5-year return ranking is 141 among 737, 12 out of 589, and 18 out of 353 funds in the Morningstar Foreign Stock category, respectively.

2 Semi-Annual Report                                              June 30, 2001

                        PERFORMANCE AS OF JUNE 30, 2001
                                CLASS N SHARES

                                                                                10 Yr
                                                                              (or since  Inception      Morningstar
                                                YTD      1 Yr    3 Yr   5 Yr  inception)   Date           Rating
                                               ------   ------  -----  -----  ---------- --------- ---------------------
Growth Fund                                   -10.37   -21.29    2.49   9.88     14.27   3/20/46           * * *
Morningstar Large Cap Growth                  -15.75   -28.45    3.69  11.80     13.39                  Among 4,473
Russell 3000 Growth                           -13.25   -35.31    0.74  11.24     13.38             domestic equity funds

Tax-Managed Growth Fund                        -8.93   -11.47                    -5.51   12/27/99
Morningstar Large Cap Growth                  -15.75   -29.75                       --
Russell 3000 Growth                           -13.25   -35.31                   -22.67

Large Cap Growth Fund                         -16.09   -29.95                   -20.37   12/27/99
Morningstar Large Cap Growth                  -15.75   -29.75                       --
Russell 1000 Growth                           -14.24   -36.17                   -23.43

Small Cap Growth Fund                          19.68     9.27                    38.23   12/27/99
Morningstar Small Cap Growth                   -3.27   -16.05                       --
Russell 2000 Growth                             0.04   -23.34                   -12.57
The Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. As the Fund grows, the impact of IPOs is likely to diminish.

International Growth Fund                      -8.37   -17.45   17.07  15.27     14.20   10/1/92         * * * * *
Morningstar Foreign Stock                     -14.23   -24.40    0.34   4.68      7.80                  Among 1,313
MSCI World Free Ex-US                         -13.26   -23.81   -0.48   2.67      7.19              international funds

Disciplined Large Cap Fund                    -10.39   -19.16                   -12.39   12/27/99
Morningstar Large Cap Blend                    -8.16   -15.07                       --
S&P 500 Index                                  -6.70   -14.83                    -9.83

Value Discovery Fund                           16.48    23.86   10.51            16.31   12/23/96         * * * *
Morningstar Small Cap Value                    13.39    25.25    7.12               --                  Among 4,473
Russell 2000                                    6.85     0.57    5.28             9.86             domestic equity funds
Russell 2000 Value                             12.72    30.80    6.90            12.63

Income Fund                                     3.49    10.11    5.79   6.42      7.10   10/1/90          * * * *
Morningstar Short-term Bond                     3.91     9.11    5.74   6.04      6.46                  Among 1,809
Lehman Intermediate Govt./Credit Bond Index     4.08    11.04    6.44   7.01      7.33              fixed income funds

   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

   Morningstar proprietary ratings reflect risk-adjusted performance as of 06/30/01. The ratings are subject to change every month. Ratings are calculated from a fund's three-, five-, and ten-year returns in excess of 90-day T-bill returns compared to comparable funds. The top 10% of funds in a rating category receive a star rating of 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The 3/5/10 year Morningstar ratings were as follows: Growth Fund **/**/*** and Value Discovery Fund ****/--/-- out of 4,473/2,722/864 domestic equity funds; International Growth Fund *****/*****/-- out of 1,313/837/153 international equity funds; Income Fund ****/****/**** out of 1,809/1,320/416 fixed income funds.

   For more complete information about the Funds, including risk considerations, charges, and expenses, call 1-800-742-7272 to obtain a prospectus. Read it carefully before you invest or send money. (C)William Blair & Company, L.L.C., distributor. 07/01

June 30, 2001                                             William Blair Funds 3

[PHOTO OF Mark Fuller]

Mark A. Fuller III

[PHOTO OF John Jostrand]

John F. Jostrand

[PHOTO OF Gretchen Lash]

Gretchen S. Lash

------------------------------------------------------------------
GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After an extremely difficult first quarter, the market rebounded in the second. The Growth Fund posted solid results in the second quarter, gaining 7.54% on a total return basis (Class N Shares). To assess this performance one must compare the fund's return to that of both the S&P 500 and a relevant growth index, the Russell 3000 Growth index. In the second quarter, the Russell 3000(R) Growth Index was up 9.13% and the Standard & Poor's 500 Stock Index rose 5.85%. For the six months ended June 30, 2001, the Growth Fund declined 10.37%, but that was better than the Russell 3000 Growth, which declined 13.25%. The S&P 500 was down 6.70% during the same period.

What were the most significant factors impacting Fund performance?

As we previously reported, last year we adopted a very cautious approach as we believed the market had become excessively speculative. Although our investment emphasis is always on quality, earnings, and the long-term sustainability of a company's success, we moved into more defensive companies in safe havens such as Finance and Healthcare. At the same time, we significantly reduced our holdings in most of our technology stocks.

After literally collapsing in the first quarter and "bottoming out" in March, the Technology sector rebounded in April, only to subsequently give back some of its gains in the last few weeks. We slightly under-performed our benchmark in April during this "bounce-back," because we remained very cautious on Technology and therefore had less of a weighting in that sector versus the growth indices.

We actually used the rally in the Technology sector in April and mid-May to further reduce our technology holdings at higher prices. We used the proceeds to buy companies we believe will benefit from an upturn in the economy next year. Some examples are Clear Channel Communications and AT&T Liberty Media, two media companies, and Iron Mountain, the nation's leading records management company.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

There are two major themes that have guided our investment thinking this year. The first is that we are in the midst of a profits and manufacturing recession. Even though the economy has not yet experienced two consecutive quarters of negative growth in our nation's Gross Domestic Product (GDP)--the technical definition of recession--the magnitude of the decline in GDP growth from 6.0% last year to 1.0% at present is the equivalent of a economic recession, with the slowdown reflected in the Manufacturing sector as well as corporate earnings growth.

The second theme is that the economy will recover in response to the most aggressive monetary easing by the Federal Reserve Board in twenty years. However, since it usually takes 6 to 12 months for Fed policy to be reflected in the economy, we do not expect the economy to improve until early 2002. That said, the market anticipates economic events 9-12 months in advance. Therefore, we believe the market is already starting to discount an economic rebound and will increasingly do so over the next several months.

4 Semi-Annual Report                                              June 30, 2001

What has been remarkable is the way that the market has anticipated this eventual upturn in the economy in near textbook-like fashion. The recovery was led first by "deep" cyclical companies in such industries as aluminum, followed by retailers last fall and newspapers at more or less the same time. Other sectors that are economically sensitive have followed in the second quarter. While Technology also has started to stabilize, we believe the fundamental story in this sector is still poor and will lag a turn in the economy by a few quarters.

The Fund's media and advertising holdings performed extremely well during the second quarter, most notably AT&T Liberty media, a major force in the Cable industry, probably best known to consumers for its Discovery Channel. Other standouts included Clear Channel Communications, the largest radio and billboard network in the country, Omnicom, an exceptionally strong advertising conglomerate, and AOL Time Warner (AOL). Finally, the specialty retailer, Bed Bath and Beyond, one of the Fund's largest holdings, was a very successful investment for the Fund, with the stock up over 30% during the second quarter.

What were among the weakest performing investments for the Fund?

In the current environment, the market has no tolerance for companies that miss their expected earnings targets. One of our favorite long-term holdings, Walgreens, was pummeled by a negative earnings announcement--it missed its projected quarterly earnings by a penny--and paid a severe price in the decline of its stock. Amgen was another company that missed its earnings slightly and the stock suffered.

Another weak stock was MBNA, the credit card company. However, this company certainly did not disappoint; earnings have been well above expectations. Nonetheless, the stock came under short-lived price pressure due to concerns that proposed bankruptcy reform legislation would cause a surge in bankruptcy filings, consequently hurting their business. The reality was that the benefits of lower interest rates for this company more than offset any deterioration in credit quality.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

The strong U.S. dollar and significant slowdown in the economy bode well for continued low inflation. A lack of inflationary pressure provides the Fed with room to ease monetary policy. The Fed may decide to wait a bit to give their six rate decreases a chance to work through the economy, but it has the flexibility to be more aggressive.

Although the outlook for 2002 looks positive, the earnings outlook for the next two quarters continues to look weak, with corporate earning projected to be down as much as 17% for the second quarter and 5% to 10% for the third quarter. As companies announce their earnings, the markets may be in for further bouts of volatility between now and year-end.

We remain cautious on technology, but will continue to move toward companies in other sectors that we expect will benefit from an economic upturn next year. As we discussed, with the market already beginning to anticipate recovery, we have become more optimistic about the prospects for finding good investment opportunities for the Fund in other sectors.

Three examples of stocks we added based on this outlook include Costco, a wonderfully managed long-term growth retailer, SunGuard Data Systems, a back-office systems processing firm for money management firms, and AOL, which remains ahead of their plan to add new accounts and grow subscription services.

June 30, 2001                                             William Blair Funds 5

------------------------------------------------------------------
Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------


                              6/30/01(a)     2000    1999   1998   1997   1996
                              ----------   ------   -----  -----  -----  -----
 Growth Fund (Class N).......     (10.37)%  (7.47)% 19.98% 27.15% 20.07% 17.99%
 S&P 500 Index...............      (6.70)   (9.11)  21.04  28.57  33.36  22.96
 Russell 3000(R) Growth Index     (13.25)  (22.42)  33.82  35.02  28.74  21.88


                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

[CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/01)
1 Year   (21.29%)
5 Years    9.88%
10 Years  14.27%

Date     Growth Fund    S&P 500 Index    Russell 3000(R) Growth Index
12/90      10,000          10,000                  10,000
12/91      12,400          11,400                  12,100
12/92      13,300          12,300                  12,700
12/93      15,400          13,500                  13,200
12/94      16,400          13,700                  13,500
12/95      21,200          18,900                  18,400
12/96      25,000          23,200                  22,400
12/97      30,000          30,900                  28,900
12/98      38,100          39,800                  39,000
12/99      45,800          48,100                  52,200
12/00      42,300          43,700                  40,500
6/01       37,900          40,800                  35,100



Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market and performance.

The Russell 3000(R) Growth Index is an index of the largest 3000 stocks in the U.S. determined by market capitalization.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6 Semi-Annual Report                                              June 30, 2001

--------------------------------------------------------------------------------
Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

          --------------------------------------------------- --------
          Shares                                                 Value
          --------------------------------------------------- --------

          Common Stocks
          Technology--26.8%
             462,100 *ADC Telecommunications, Inc............ $  3,050
             271,800 *Andrew Corporation.....................    5,015
             260,900 Automatic Data Processing, Inc..........   12,967
             129,800 *BEA Systems, Inc.......................    3,986
              55,900 *Check Point Software Technologies, Ltd.    2,827
             186,400 *Cisco Systems, Inc.....................    3,392
             300,000 *Concord EFS, Inc.......................   15,603
             223,740 *i2 Technologies, Inc...................    4,430
             242,300 Intel Corporation.......................    7,087
             177,000 Linear Technology Corporation...........    7,827
             102,500 *Microsoft Corporation..................    7,483
             214,300 Nokia Corporation ADR...................    4,723
              99,300 *Novellus Systems, Inc..................    5,639
             232,900 *Oracle Corporation.....................    4,425
             295,000 *SunGard Data Systems, Inc..............    8,853
             186,311 *Tellabs, Inc...........................    3,611
             270,200 Texas Instruments Incorporated..........    8,511
              55,900 *VERITAS Software Corporation...........    3,719
             201,744 *Xilinx, Inc............................    8,320
                                                              --------
                                                               121,468
                                                              --------
          Healthcare--18.8%
             170,400 *Amgen, Inc.............................   10,340
             347,800 Baxter International, Inc...............   17,042
             173,900 *Biogen, Inc............................    9,453
             137,400 *Biosite Diagnostics, Inc...............    6,156
             193,200 Eli Lilly & Company.....................   14,297
              14,200 *Express Scripts, Inc...................      781
             144,900 *Genentech, Inc.........................    7,984
             279,500 Medtronic, Inc..........................   12,860
             183,500 Schering-Plough Corporation.............    6,650
                                                              --------
                                                                85,563
                                                              --------
          Consumer Cyclicals--15.6%
             540,400 *Bed, Bath & Beyond, Inc................   16,860
             135,300 *CDW Computer Centers, Inc..............    5,373
             211,200 *Costco Wholesale Corporation...........    8,676
             200,000 *DeVry, Inc.............................    7,224
             123,300 Harley-Davidson, Inc....................    5,805
             130,500 Home Depot, Inc.........................    6,075
             176,000 IMS Health, Incorporated................    5,016
             130,400 Omnicom Group, Inc......................   11,214
             209,400 Royal Caribbean Cruises, Ltd............    4,630
                                                              --------
                                                                70,873
                                                              --------

----------
* Non-incomeproducing securities
ADR= American Depository Receipt

           ----------------------------------------------- --------
           Shares                                             Value
           ----------------------------------------------- --------

           Common Stocks--(continued)
           Consumer Staples--14.8%
              104,200 *Administaff, Inc................... $  2,709
              127,300 *AOL Time Warner, Inc...............    6,747
              847,900 *AT&T Liberty Media Group, Class "A"   14,830
              242,300 *Clear Channel Communications, Inc..   15,192
              316,800 *Cox Communications, Inc............   14,034
              177,000 Walgreen Co.........................    6,045
              284,374 *Whole Foods Market, Inc............    7,706
                                                           --------
                                                             67,263
                                                           --------
           Financial Services--9.8%
              167,762 American International Group........   14,428
              260,900 Household International.............   17,402
              288,900 MBNA Corporation....................    9,519
               65,200 State Street Corporation............    3,227
                                                           --------
                                                             44,576
                                                           --------
           Capital Goods--6.2%
              225,248 Danaher Corporation.................   12,614
              104,600 Illinois Tool Works, Inc............    6,621
              167,700 *Jabil Circuit, Inc.................    5,175
              205,000 *Solectron Corporation..............    3,752
                                                           --------
                                                             28,162
                                                           --------
           Transportation--3.4%
              339,700 *Iron Mountain, Inc.................   15,232
                                                           --------
           Communication Services--0.5%
              149,700 *Allegiance Telecom, Inc............    2,244
                                                           --------
           Total Common Stock--95.9%
             (cost $355,181)............................   435,381
                                                           --------
           Short-Term Investments
           19,278,826 William Blair Ready Reserves Fund...   19,279
                                                           --------
           Total Short-term Investments--4.2%
             (cost $19,279).............................    19,279
                                                           --------
           Total Investments--100.1%
             (cost $374,460)............................   454,660
           Liabilities, plus cash and other asets--(0.1%).     (521)
                                                           --------
           Net assets--100.0%............................. $454,139
                                                           ========

                See accompanying Notes to Financial Statements.

June 30, 2001                                             William Blair Funds 7

[PHOTO OF Greg Pusinelli]

Gregory J. Pusinelli

[PHOTO OF Michelle Seitz]

Michelle R. Seitz





------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After a tough first quarter, the Tax-Managed Growth Fund posted strong results in the second quarter, gaining 7.37% on a total return basis (Class N Shares), and outperforming its benchmark, the Standard & Poor's 500 Index, which increased 5.85%. For the six months ended June 30, 2001, the Tax-Managed Growth Fund declined 8.93%, compared to a 6.70% decrease in the S&P 500 Index.

What were the most significant factors impacting Fund performance?

The second quarter proved to be an extremely volatile environment for stocks. This was due in large part to swings in investor psychology and continued poor corporate earnings. An excellent example is the month of April, which began with continued selling from the first quarter, but reversed course and ultimately became the best month of the quarter with the S&P 500 up 7.8%!

Fundamentals continued to remain challenging in the second quarter with weakness first apparent in technology companies broadening out across the economy. Large cap stocks recovered somewhat in the second quarter, but continue to suffer from earnings disappointments and dismal outlooks. The phrase "no visibility" has become a common sound byte uttered by embattled management teams. When future earnings (E) are difficult to determine, investors have a difficult time deciding what price (P) they are willing to pay for stocks. This generally leads to lower price-to-earnings ratios (P/E) and greater price volatility.

As fund managers, our job is to wade through this morass of volatility and pluck out quality companies when the opportunity presents itself.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Our stock selection savvy continued to add value to our shareholders in the second quarter. We have also been fortunate enough to avoid some technology carnage and to have kept enough liquidity available to take advantage of buying opportunities when they arise.

The fund's largest holding, Concord EFS, turned in an excellent quarter rising 28.6% vs. 5.85% for the S&P 500. Concord EFS is a leading provider of electronic transaction authorization, processing, settlement and funds transfer services on a nationwide basis.

The best performer among our top ten holdings was Intuit Inc. Intuit produces a variety of products and services that automate finances for households and small businesses. These products include the popular Quicken Turbo Tax interactive software. Intuit rose 44.1% in the second quarter vs. 5.85% for the S&P 500.

Were there any investment strategies or themes that did not measure up to your expectations?

Despite our best efforts, we did manage to "stub our toe" with a couple names in the second quarter.

8 Semi-Annual Report                                              June 30, 2001

Our weakest stock during the quarter was Nortel Networks. This once high flying networking stock has fallen on hard times. Nortel continues to be victimized by the steep decline in telecommunication providers' capital expenditures. At the time of purchase, we felt that the worst may have been behind them. The stock appeared "washed-out" on historical valuation metrics. Nortel declined 35.7% in the quarter.

What were among the best performing sectors for the Fund?

The Technology sector bounced back in the second quarter. Consumer cyclicals where also strong.

What were among the weakest performing sectors for the Fund?

Communication services and Healthcare were the weakest.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

We continue to be optimistic about the opportunities for our fund for the remainder of 2001 and into 2002. As evidence of an economic recovery mounts, we will continue to deploy cash reserves into stocks.

June 30, 2001                                             William Blair Funds 9

------------------------------------------------------------------
Tax-Managed Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

-----------------------------

                                        6/30/01(a)     2000   1999(a)(b)
                                        ----------   ------   ----------
      Tax-Managed Growth Fund (Class N)      (8.93)%   (.98)%       1.80%
      S&P 500 Index....................      (6.70)   (9.11)         .85
      Russell 3000(R) Growth Index.....     (13.25)  (22.42)         .79


                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.

               ILLUSTRATION OF AN ASSUMED INVESTMENT of $10,000
[CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/01)
1 Year (11.47%)
Since Inception
(12/27/99)             (5.51)%
                           12/99   3/00    6/00    9/00    12/00   3/01   6/01
Tax-Managed Growth Fund   10,000  10,600  10,400  10,800  10,100   8,500  9,200
S&P 500 Index             10,000  10,300  10,000   9,900   9,200   8,100  8,600
Russell 3000 Growth Index 10,000  10,800  10,500   9,900   7,800   6,200  6,800

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 10 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Tax-Managed Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)


                         ----------------------------------------
       ---------------------------------------------------------- ------
       Shares                                                      Value
       ---------------------------------------------------------- ------

       Common Stocks
       Technology--26.9%
                   2,830 Automatic Data Processing, Inc.......... $  141
                   2,475 *BEA Systems, Inc.......................     76
                   2,650 *BISYS Group............................    156
                   3,840 *Concord EFS, Inc.......................    200
                   5,025 Intel Corporation.......................    147
                   3,000 *Instinet Group, Incorporated...........     56
                   3,550 *Intuit, Inc............................    142
                   3,350 *Microchip Technology...................    112
                   2,300 *Microsoft Corporation..................    168
                   2,000 Nokia Corporation ADR...................     44
                   8,225 Nortel Networks Corporation.............     75
                   2,900 *Oracle Corporation.....................     55
                   1,625 *Sawtek, Inc............................     38
                   3,275 *SunGard Data Systems, Inc..............     98
                   1,980 Texas Instruments Incorporated..........     62
                     800 *VERITAS Software Corporation...........     53
                                                                  ------
                                                                   1,623
                                                                  ------
       Financial Services--16.3%
                   3,450 AFLAC Incorporated......................    109
                   2,100 American International Group............    181
                   1,975 Federal Home Loan Mortgage Corporation..    138
                   2,950 Household International.................    197
                   4,050 MBNA Corporation........................    133
                   2,570 Nationwide Financial Services, Class "A"    112
                   2,290 State Street Corporation................    113
                                                                  ------
                                                                     983
                                                                  ------
       Consumer Staples--14.0%
                   2,050 *AOL Time Warner, Inc...................    109
                   6,800 *AT&T Liberty Media Group, Class "A"....    119
                   5,425 *Charter Communications, Inc., Class "A"    127
                   1,750 *Comcast Corporation....................     76
                   2,600 *Cox Communications, Class "A"..........    115
                   3,000 *Kraft Foods, Inc.......................     93
                   2,700 Walgreen Co.............................     92
                   4,200 *Whole Foods Market, Inc................    114
                                                                  ------
                                                                     845
                                                                  ------
       Healthcare--12.9%
                   2,100 *Amgen, Inc.............................    127
                   2,590 Baxter International, Inc...............    127
                   2,000 *Biogen, Inc............................    109
                   1,625 Eli Lilly & Company.....................    120
                   2,175 *Genentech, Inc.........................    120
                   2,900 Medtronic, Inc..........................    133
                     600 Merck & Co., Inc........................     38
                                                                  ------
                                                                     774
                                                                  ------

----------
*Non-incomeproducing securities
 ADR= American Depository Receipt

             ----------------------------------------------- ------
             Shares                                           Value
             ----------------------------------------------- ------

             Common Stocks--(Continued)
             Consumer Cyclicals--10.2%
                 3,645   *Bed, Bath & Beyond, Inc........... $  114
                   2,421 Carnival Corporation...............     74
                 3,990   *Catalina Marketing Corporation....    122
                 3,000   *CDW Computer Centers, Inc.........    119
                   2,205 Home Depot, Inc....................    103
                     975 Omnicom Group......................     84
                                                             ------
                                                                616
                                                             ------
             Capital Goods--5.2%
                   2,260 Danaher Corporation................    127
                 2,875   *Jabil Circuit, Inc................     89
                   1,700 Molex, Inc., Class "A".............     51
                 2,450   *Solectron Corporation.............     45
                                                             ------
                                                                312
                                                             ------
             Communication Services--4.8%
                13,550   *McLeodUSA, Inc., Class "A"........     58
                 4,850   *Powerwave Technologies, Inc.......     70
                 4,075   *Sprint PCS Group..................    114
                   2,050 Vodafone Airtouch, plc ADR.........     48
                                                             ------
                                                                290
                                                             ------
             Total Common Stock--90.3%
               (cost $5,449)..............................   5,443

             Short-Term Investments
                 585,000 William Blair Ready Reserves Fund      585
             Total Short-term Investments--9.7%
               (cost $585)................................     585
                                                             ------
             Total Investments--100.0%
               (cost $6,034)..............................   6,028
             Cash and other assets, less liabilities--(0.0)%      2
                                                             ------
             Net assets--100.0%............................. $6,030
                                                             ======

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 11

[PHOTO OF John Jostrand]

John F. Jostrand

[PHOTO OF Gretchen Lash]

Gretchen S. Lash
------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

The second quarter's performance brought some relief following the disappointing market returns of the first quarter. The Large Cap Growth Fund posted a 5.04% gain on a total return basis (Class N Shares), compared to an increase of 8.42% for the Fund's benchmark, the Russell 1000 Growth index. For the six months ended June 30, 2001, the Large Cap Growth Fund declined 16.09%, compared to a loss of 14.24% for the Russell 1000 Growth.

What were the most significant factors impacting Fund performance?

Our portfolio approach since the beginning of the year has been very cautious, based on the significant slowdown underway in the economy as well as the belief we had held since last year that the market had become excessively speculative. Although our investment emphasis is always on quality, earnings, and the long-term sustainability of a company's success, we moved into more defensive companies in safe havens such as Finance and Healthcare. The Fund benefited from this approach, as stock selection in virtually every sector stock except Technology was positive.

In our previous commentary we discussed our significant underweight position in Technology relative to our benchmark. Early in the second quarter, we added to several Technology positions. Our goal has been to move to a neutral stance relative to the benchmark by the middle of the third quarter. However, we learned in mid-April that the annual rebalancing of the Russell indices would result in technology dropping from about 40% to 29% in the Russell 1000 Growth. The tremendous bounce in the Technology stocks in April and early May caused many of the stocks to become overvalued. Consequently, we took some profits, harvested a few losses, and closed the quarter with the Fund's Technology exposure at approximately 25% of the Fund's portfolio.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

There are two major themes that have guided our investment thinking this year. The first is that we are in the midst of a profits and manufacturing recession. Even though the economy has not yet experienced two consecutive quarters of negative growth in our nation's Gross Domestic Product (GDP)--the technical definition of recession--the magnitude of the decline in GDP growth from 6.0% last year to 1.0% at present is the equivalent of a economic recession, with the slowdown reflected in the Manufacturing sector as well as corporate earnings growth.

The second theme is that the economy will recover in response to the most aggressive monetary easing by the Federal Reserve Board in twenty years. However, since it usually takes 6 to 12 months for Fed policy to be reflected in the economy, we do not expect the economy to improve until early 2002. That said, the market anticipates economic events 9-12 months in advance.

Therefore, we believe the market is already starting to discount an economic rebound and will increasingly do so over the next several months.

What has been remarkable is the way that the market has anticipated this eventual upturn in the economy in near textbook-like fashion. The recovery was led first by "deep" cyclical companies in such industries as aluminum, followed by retailers last fall and newspapers at

12 Semi-Annual Report                                             June 30, 2001
more or less the same time. Other sectors that are economically sensitive have followed in the second quarter. While Technology also has started to stabilize, we believe the fundamental story in this sector is still poor and will lag a turn in the economy by a few quarters.

The Fund's media and advertising holdings performed extremely well during the second quarter, most notably AT&T Liberty Media, a major force in the Cable industry probably best known to consumers for its Discovery Channel. AT&T Liberty Media's stock was up over 25% for the quarter, followed by Clear Channel Communications, the largest radio and billboard network in the country, which was up 15%.

Among the Large Cap Growth Fund's largest holdings, the pharmaceutical company Baxter continued to be a solid performer, while in the Retail group, Bed Bath and Beyond was up over 30% during the second quarter. In the Financial sector, the stock of Household International gained 12%.

What were among the weakest performing investments for the Fund?

In the current environment, the market has no tolerance for companies that miss their expected earnings targets. Walgreens was punished severely for a negative earnings announcement--it missed its projected quarterly earnings by a penny--and paid with a 15% decrease in the price of its stock.

Another weak stock was MBNA, the credit card company. However, this company certainly did not disappoint; earnings have been well above expectations. Nonetheless, the stock came under short-lived price pressure due to concerns that proposed bankruptcy reform legislation would cause a surge in bankruptcy filings, consequently hurting their business. The reality was that the benefits of lower interest rates for this company more than offset any deterioration in credit quality.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

As the Fed continued to lower interest rates over the first half of the year, investors seemed more willing to believe that the economy would rebound. We do believe that the worst of the market's decline is over and that the market will continue to recover over the next several months. The overall market should continue to discount an improving economy. The technology sector may lag a broad positive move by the market.

Our outlook has not changed significantly during the course of the past six months. We believed the economy was in the equivalent of a profits recession. Corporate profits have been down significantly in the first half of 2001. We expect a slow recovery by fourth quarter resulting in an economic turn in early 2002. However, since the market usually anticipates economic events, we expected investors to begin to discount an economic turn in the second and third quarters and therefore to move into more economically-sensitive stocks. Due to our expectations, we bought more media and advertising-dependent stocks, maintained an overweight position in both Consumer Cyclicals and in growth Financials.

We are encouraged that the market is showing improved breadth and is moving to stocks that will benefit from an economic recovery. We believe the worst is over and that a much healthier economic environment is ahead.

Although the outlook for 2002 looks positive, the earnings outlook for the next two quarters continues to look weak, with corporate earning projected to be down as much as 17% for the second quarter and 5% to 10% for the third quarter. As companies announce their earnings, the markets may be in for further bouts of volatility between now and year-end.

We remain cautious on Technology, but will continue to move toward companies in other sectors that we expect will benefit from an economic upturn next year. As we discussed, with the market already beginning to anticipate recovery, we have become more optimistic about the prospects for finding good investment opportunities for the Fund in other sectors.

June 30, 2001                                            William Blair Funds 13

------------------------------------------------------------------
Large Cap Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                       6/30/01(a)     2000   1999(a)(b)
                                       ----------   ------   ----------
       Large Cap Growth Fund (Class N)     (16.09)% (16.67)%       1.40%
       S&P 500 Index..................      (6.70)   (9.11)         .85
       Russell 1000(R) Growth Index...     (14.24)  (22.42)         .46


                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
               Illustration of an assumed investment of $10,000

[CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/01)
1 Year          (29.95)%
Since Inception
(12/27/99)      (20.37)%
                            12/99   3/00    6/00    9/00   12/00    3/01    6/01
Large Cap Growth Fund      10,000  10,400  10,100 10,200   8,500   6,800   7,100
S&P 500 Index              10,000  10,300  10,000  9,900   9,200   8,100   8,600
Russell 1000
Growth Index               10,000  10,800  10,500  9,900   7,800   6,200   6,700

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average price-to-book ratios and forecasted growth rates

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

14 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Large Cap Growth Fund


--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)


            ------------------------------------------------  ------
            Shares                                             Value
            ------------------------------------------------  ------

            Common Stocks
            Technology--25.2%
              6,600  Automatic Data Processing, Inc.......... $  330
              3,400  *BEA Systems, Inc.......................    104
              1,400  *Check Point Software Technologies, Ltd.     71
              4,700  *Cisco Systems, Inc.....................     86
              4,200  *i2 Technologies, Inc...................     83
              6,080  Intel Corporation.......................    178
              4,500  Linear Technology Corporation...........    199
              2,600  *Microsoft Corporation..................    190
              5,400  Nokia Corporation ADR...................    119
              5,900  *Oracle Corporation.....................    112
              7,600  *SunGard Data Systems, Inc..............    228
              4,700  *Tellabs, Inc...........................     91
              6,800  Texas Instruments Incorporated..........    214
              1,400  *VERITAS Software Corporation...........     93
              2,600  *Xilinx, Inc............................    107
                                                              ------
                                                               2,205
                                                              ------
            Healthcare--22.3%
              4,300  *Amgen, Inc.............................    261
              8,600  Baxter International, Inc...............    421
              4,200  *Biogen, Inc............................    228
               4,700 Eli Lilly & Company.....................    348
              3,500  *Genentech, Inc.........................    193
              7,300  Medtronic, Inc..........................    336
              4,700  Schering-Plough Corporation.............    170
                                                              ------
                                                               1,957
                                                              ------
            Consumer Staples--16.5%
              3,300  *AOL Time Warner, Inc...................    175
             21,400  *AT&T Liberty Media Group, Class "A"....    374
              6,100  *Clear Channel Communications, Inc......    383
              8,000  *Cox Communications, Inc................    354
              4,500  Walgreen Co.............................    154
                                                              ------
                                                               1,440
                                                              ------
            Financial Services--12.8%
              4,200  American International Group............    361
              6,600  Household International.................    440
              7,300  MBNA Corporation........................    241
              1,600  State Street Corporation................     79
                                                              ------
                                                               1,121
                                                              ------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

                        -------------------------- -----
                        Shares                     Value
                        -------------------------- -----

                        Common Stocks--(Continued)

              Consumer Cyclicals--12.5%
               13,600      *Bed, Bath & Beyond, Inc........ $  424
                5,500      *Costco Wholesale Corporation...    226
                3,400      Home Depot, Inc.................    158
                3,300      Omnicom Group...................    284
                                                            ------
                                                             1,092
                                                            ------
              Capital Goods--4.4%
                2,600      Illinois Tool Works, Inc........    164
                4,200      *Jabil Circuit, Inc.............    130
                5,200      *Solectron Corporation..........     95
                                                            ------
                                                               389
                                                            ------
              Total Common Stock--93.7%
                (cost $8,900)............................   8,204
                                                            ------
              Short-term Investments
              551,061      Ready Reserves Fund.............    551
                                                            ------
              Total Short-term Investments--6.3%
                (cost $551)..............................     551
                                                            ------
              Total Investments--100.0%
                (cost $9,451)............................   8,755
              Liabilities, plus cash and other assets--0.0%     (2)
                                                            ------
              Net assets--100.0%........................... $8,753
                                                            ======


                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 15

[PHOTO OF Balkin]
Michael P. Balkin

[PHOTO OF Karl Brewer]

Karl W. Brewer

[PHOTO OF Mark Fuller]

Mark A. Fuller III
------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After performing well in a very difficult market environment during the first quarter, the Small Cap Growth Fund posted superb performance results for the second quarter, with the Fund up 27.84% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Russell 2000 Growth Index increased 17.97%. For the six months ended June 30, 2001, the Fund gained 19.68%, significantly ahead of the Russell 2000 Growth, which was nearly flat at 0.04%.

What were the most significant factors impacting Fund performance in the quarter and during the first half of the year?

As we previously reported, the first quarter was a very difficult one for growth stock investing. The second quarter, however, was one of recovery, with small cap stocks rallying after essentially bottoming out during the month of March. In fact, from its low point during March to its high on April 19/th/, the NASDAQ Index climbed over 40%.

Our focus on businesses with solid fundamentals and strong business franchises has helped us outperform in a challenging period for small cap growth investors. In 2001, we have benefited from good stock selection in the two sectors which are among the largest weightings in our portfolio--the Consumer and Health Care sectors. Over the same period, underweighting the Technology sector has worked to our advantage.

It is worth noting that since the Fund's inception, there have been two quarters where the markets have been up and four where the market have been down. In all of these markets, the Fund has outperformed its benchmark.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

One of the most important decisions affecting the Fund's performance thus far this year actually took place nearly one year ago. The Fund has underweighted the Technology sector compared to the Russell 2000 Growth benchmark by a significant amount. Our willingness to largely look beyond Technology and the "New Economy" for growth ideas has been a successful strategy for the Fund.

The Fund believed that the Technology sector would take quite a while to recover from the excesses of 1999 and early 2000, and focused its portfolio holdings in other growth areas, including healthcare, consumer and the service economy.

Another key investment strategy this year has been to focus the portfolio, especially the larger holdings, in businesses with less sensitivity to the broad economy and therefore less earnings risk. This approach has paid dividends as investors were slow to acknowledge the degree to which corporate earnings were at risk this year. Our stock selection and portfolio weight decisions have been importantly influenced by our desire to reduce earnings and valuation risk.

16 Semi-Annual Report                                             June 30, 2001

What were among the best performing investments for the Fund?

The Fund benefited from strong performance from many of the larger holdings in the portfolio. One such example is Daisytek International, an industry leader in providing private-label technology consumables and office supplies such as ink jet cartridges for computer printers.

Pediatrix Medical Group, a physicians' practice management business, was another very strong performer. Pediatrix specializes in providing services to hospital-based neonatal intensive care units and pediatric intensive care units.

Administaff, a business service company, was a good performing investment. Administaff is a market leader providing human resource outsourcing solutions for the permanent employees of small businesses.

What were among the weakest performing investments for the Fund?

The stock of Headhunter.net, a leader in online recruiting, saw its stock price decline due to fears that hiring employees would be curtailed in an economic slowdown. The fact that the company had "dot-net" in its name did not help either, as it was tarnished by the damage done to companies connected with the speculative New Economy bubble. Yet this remains a stock we still like based on its opportunity for significant growth and strong profitability. We expect this company to benefit from the secular change occurring as people move from looking for jobs in the classified ad pages of their newspapers to the speed and convenience of the Internet.

DigitalThink was also a poor performer, a function of being associated with Internet Technology. DigitalThink is an emerging company in the exciting and promising "e-learning" industry, developing software for companies to educate employees via computer.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Looking forward, we expect economic conditions to remain difficult into 2002, pressuring corporate earnings. However, because stocks begin to discount a recovery several quarters before earnings improve, we have started to gradually build positions in high quality companies that have been "out of favor" in recent quarters.

June 30, 2001                                            William Blair Funds 17

------------------------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                        6/30/01(a)    2000  1999(a)(b)
                                        ----------  ------  ----------
        Small Cap Growth Fund (Class N)      19.68%  33.68%       1.90%
        Russell 2000(R) Index..........       6.85   (3.02)       4.26
        Russell 2000(R) Growth Index...       0.04  (22.43)       5.22


                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
               Illustration of an assumed investment of $10,000

[CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/01)
1 Year 9.27%
Since Inception
(12/27/99)             38.23%
                           12/99   3/00    6/00    9/00    12/00   3/01   6/01
Small Cap Growth Fund     10,000  15,200  14,900  16,600  13,620  12,800 16,300
Russell 2000 Index        10,000  11,200  10,700  10,900  10,100   9,500 10,800
Russell 2000 Growth Index 10,000  11,500  10,600  10,200   8,200   6,900  8,200

IPOs have made significant contributions to the recent performance of the Fund. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

18 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Small Cap Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

          --------------------------------------------------   -------
          Shares                                                 Value
          --------------------------------------------------   -------

          Common Stocks
          Consumer Cyclicals--29.5%
           29,400   *Ackerley Group, Inc...................... $   329
           26,300   *AmeriPath, Inc...........................     771
            7,900   *Career Education Corporation.............     473
           25,500   Clayton Homes, Inc........................     401
           70,700   *DigitalThink, Inc........................     496
           16,000   *Doubleclick, Inc.........................     223
           49,100   *FirstService Corporation.................   1,110
          117,000   *GP Strategies Corporation................     552
           31,500   *Guitar Center, Inc.......................     666
           13,400   *InterDigital Communications Corporation..     178
           19,900   *Michaels Stores, Inc.....................     816
           40,400   *Midway Games, Inc........................     747
           19,800   *O'Reilly Automotive, Inc.................     568
           35,000   *Pre Paid Legal Services, Inc.............     770
           35,200   *School Specialty, Inc....................     910
           10,300   *SkillSoft Corporation....................     353
           25,000   *Speedway Motorsports, Inc................     630
           35,700   *StarTek, Inc.............................     807
          147,500   *ValueClick, Inc..........................     472
           14,400   *Williams-Sonoma, Inc.....................     559
                                                               -------
                                                                11,831
                                                               -------
          Technology--16.8%
            6,600   *Activision, Inc..........................     259
           26,300   *Axcelis Technologies, Inc................     389
           61,400   *Dendrite International, Inc..............     682
           59,900   *Harmonic, Inc............................     599
           23,800   Harris Corporation........................     648
           95,600   *Headhunter.net, Inc......................     447
          186,100   *Infocure Corporation.....................     443
           14,400   *Infospace, Inc...........................      55
           91,600   *Liberty Digital, Inc., Class "A".........     558
           15,800   *Micrel, Inc..............................     521
           63,600   *New Focus, Inc...........................     525
           17,700   *Pediatrix Medical Group, Inc.............     588
           16,500   *Silicon Labratories, Inc.................     365
           49,400   *Xcare.net, Inc...........................     667
                                                               -------
                                                                 6,746
                                                               -------
          Health Care--12.3%
            5,600   *Biosite Diagnostics, Inc.................     251
          101,100   *Dynacare, Inc............................   1,001
           32,800   *Integra LifeSciences Holdings Corporation     710
           53,800   *Lynx Therapeutics, Inc...................     368
           17,700   *Med-Design Corporation...................     533
           15,400   *Orthodontic Centers of America, Inc......     468
           35,700   *Praecis Pharmaceuticals, Inc.............     587
            9,300   *Serologicals Corporation.................     198
            3,500   *Syncor International Corporation.........     109
           77,700   *US Oncology, Inc.........................     691
                                                               -------
                                                                 4,916
                                                               -------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

        ------------------------------------------------------- -------
        Shares                                                    Value
        ------------------------------------------------------- -------

        Common Stocks--(continued)
        Consumer Staples--9.9%
           29,900 *Administaff, Inc............................ $   777
           17,200 *AFC Enterprises, Inc........................     329
           87,518 *ARTISTdirect, Inc...........................      60
           40,800 *Axcan Pharma, Inc...........................     469
           53,600 *Entravision Communications, Corp., Class "A"     659
           15,600 *O Charley's, Inc............................     302
           18,700 *RARE Hospitality International, Inc.........     423
           32,800 *Sirius Satellite Radio, Inc.................     400
           11,800 *Whole Foods Market, Inc.....................     320
           14,100 *XM Satellite Radio Holdings, Inc., Class "A"     228
                                                                -------
                                                                  3,967
                                                                -------
        Basic Materials--5.3%
           52,700 *AirGate PCS, Inc............................     627
           57,700 *Daisytek International Corporation..........     909
          45,900. Wausau-Mosinee Paper Corporation.............     592
                                                                -------
                                                                  2,128
                                                                -------
        Financial Services--4.6%
           36,300 Boston Private Financial Holdings, Inc.......     813
           10,700 City National Corporation....................     474
           17,250 Metris Companies, Inc........................     581
                                                                -------
                                                                  1,868
                                                                -------
        Communication Services--4.3%
           11,800 *Allegiance Telecom, Inc.....................     177
          116,600 *Pinnacle Holdings, Inc......................     701
           40,000 *UbiquiTel, Inc..............................     304
           51,500 *US Unwired, Inc.............................     546
                                                                -------
                                                                  1,728
                                                                -------
        Energy--3.5%
           10,700 *National-Oilwell, Inc.......................     287
           51,700 *Parker Drilling Company.....................     336
           34,000 *Petroleum Geo-Services ADR..................     344
           15,000 *Torch Offshore, Inc.........................     149
           15,300 *Varco International, Inc....................     285
                                                                -------
                                                                  1,401
                                                                -------
        Capital Goods--3.4%
            7,300 *Active Power, Inc...........................     122
           64,300 *Newpark Resources, Inc......................     714
           24,750 *Shuffle Master, Inc.........................     520
                                                                -------
                                                                  1,356
                                                                -------
        Transportation--2.3%
           21,000 *Iron Mountain, Inc..........................     942
                                                                -------
        Total Common Stock--91.9%
         (cost $30,929)........................................  36,883
                                                                -------
        Short-Term Investments
        1,910,039 William Blair Ready Reserves Fund............   1,910
        Total Short-term Investments--4.8%
         (cost $1,910).........................................   1,910
                                                                -------
        Total Investments--96.7%
         (cost $32,839)........................................  38,793
        Cash and other assets, less liabilities--3.3%..........   1,320
                                                                -------
        Net assets--100.0%..................................... $40,113
                                                                =======


                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 19

[PHOTO OF George Greig]

W. George Greig

------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
------------------------------------------------------------------

How did the fund perform over the first half of the year?

Relative performance for the International Growth Fund remained strong for the first half of the year. In particular, performance during the second quarter was excellent. The Fund posted a 3.20% gain on a total return basis (Class N Shares) for the second quarter, compared to a decline of -0.13% for the Fund's benchmark, the MSCI All Country World Free ex US Index. For the six months ended June 30, the Fund posted a decline of 8.37%, compared to the Fund's benchmark, which declined -13.26%.

What were the most significant factors impacting fund performance?

Through the first half of the year, the Fund has had exposure to solid growth companies in emerging Asia, and has had relatively defensive positioning in Japan and Europe.

The Fund benefited from its overweight position in Asia (in other words, a higher concentration of these equities when compared to its benchmark index) and slightly underweight position in Europe and Japan. This geographic exposure had the effect of essentially making the Fund overweight the dollar, which was stronger during the period.

In addition, we have made an effort to begin acquiring selective Technology names to the Fund's portfolio, in order to make the Fund's Technology exposure a little less defensive. This effort was underway during the April and May time period, and worked out reasonably well for the Fund.

Which investment strategies enhanced the fund's return? Were there any investment strategies that produced the best results?

On a year-to-date, the best performing region for the Fund was Asia, with China and Korea, the "stars."

Although there has not been any significant shift in the Fund's overall investment strategy over the course of the first half of the year, events in Japan, and the Fund's exposure to this country, are definitely worth mentioning.

Japan is in the midst of monumental economic reform, on the scale of what the United Kingdom experienced under former Prime Minister Margaret Thatcher. While this transformation will have many benefits over the long-term, there will be a considerable amount of turmoil and dislocation in the short-term. Yet in the midst of a slow economy there are still plenty of good companies in which to invest.

Our investment strategy in Japan is primarily focused on three areas: small entrepreneurial service companies, as exemplified by Watami Food Service and Home Healthcare, traditional "defensive" consumer stocks--as exemplified by KAO, Kirin Beverage and Taketa, and companies undergoing what we consider to be positive corporate transformation--Kawasaki Heavy Equipment and Nissan Motor Company.

20 Semi-Annual Report                                             June 30, 2001

Nissan, our largest holding, has been a tremendous success story, with a combination of new management, effective cost controls, exciting new products coming to market and aggressive consumer marketing.

Were there any investment strategies or themes that did not measure up to your expectations?

A handful of underperforming stocks were responsible for shaving several percentage points of performance from the Fund's return. Three out of four of these stocks were technology related, and two were based in the U.K. Generally speaking, these stocks came under severe selling pressure as a result of earnings disappointments. We used this price weakness to add to our position in three of these companies, and trimmed our position in the fourth before the stock declined.

In terms of sectors, Energy was a disappointment. Brazil, where the Fund has been overweighted, was the weakest performing region. Weakness in the Brazilian market was mostly currency-related, based on fears that financial instability in Argentina could spill over into the Brazilian economy. Argentina's problems have been a damper on the Mexican market as well.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The need for a tactical mindset is of heightened importance when we consider the interaction of the Federal Reserve Board's monetary policy on the global economy. Each move by the Fed to lower rates over the first half of the year has had positive implications for global equity markets. And yet, the Fed is limited as to the number and size of additional rate moves.

Looking ahead we are encouraged by what we might consider a "bottom" to the decline in the Technology cycle. Although we would say that we have not seen anything definitive yet, we have tactically begun to approach the sector somewhat more aggressively.

June 30, 2001                                            William Blair Funds 21

------------------------------------------------------------------
International Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                    6/30/01(a)     2000    1999   1998  1997   1996
                                    ----------   ------   -----  -----  ----  -----
International Growth Fund (Class N)      (8.37)%  (8.10)% 96.25% 11.46% 8.39% 10.20%
Morgan Stanley Capital -
 International (MSCI) All
 Country World Free
 Ex-U.S. Index.....................     (13.26)  (15.09)  30.91  14.46  2.04   6.68
Lipper International Index.........     (12.53)  (14.72)  37.83  12.66  7.25  14.43

              ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

[CHART]
Average Annual Total Return
(period ended 6/30/01)
Class N Shares
1 Year         (17.45)%
5 Years         15.27%
Since Inception
(10/1/92)       14.20%

       International    MSCI AC WLD    Lipper
       Growth           EX-US          Int'l
       Fund             Index          Index
10/92  10,000            10,000        10,000
12/92  10,100             9,700         9,900
12/93  13,600            13,200        13,700
12/94  13,500            14,100        13,600
12/95  14,500            15,300        15,000
12/96  16,000            16,300        17,200
12/97  17,400            16,600        18,400
12/98  19,300            19,000        20,800
12/99  37,900            25,000        28,600
12/00  35,000            21,200        24,400
6/01   32,000            18,400        21,300

The Fund's 1999 performance was attributable to unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

22 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
International Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

       --------------------------------------------------------- --------
       Shares                                                       Value
       --------------------------------------------------------- --------

       Common Stocks--Europe--31.1%
       Belgium--0.8%
          125,000 *Interbrew (Beverage)......................... $  3,348
                                                                 --------
       Denmark--1.9%
           30,000 *Group 4 Falck A/S (Safety and security
                   services)....................................    3,431
          100,000 Novo Nordisk A/S (Pharmaceuticals)............    4,426
                                                                 --------
                                                                    7,857
                                                                 --------
       Finland--0.7%
          168,160 *Comptel Oyj (Software).......................    1,325
           50,000 KCI Konecranes (Trucks, construction and
                   farm machinery)..............................    1,399
                                                                 --------
                                                                    2,724
                                                                 --------
       France--5.7%
           35,500 Altran Technologies SA (Information
                   technology services).........................    1,655
          117,470 April SA (Non-life insurance).................    2,091
           88,000 Aventis SA (Pharmaceuticals)..................    6,958
           20,000 Beneteau (Recreational products)..............    1,865
           70,000 Business Objects SA--ADR (Internet and
                   software services)...........................    1,652
           57,100 Generale de Sante (Health services)...........      932
           30,000 Groupe Danone (Packaged foods and
                   beverage)....................................    4,121
           15,000 Royal Canin SA (Specialty candy)..............    1,397
           10,000 Zodiac SA (Aerospace and defense).............    2,430
                                                                 --------
                                                                   23,101
                                                                 --------
       Germany--6.0%
           80,000 *Altana AG (Pharmaceuticals)..................    3,044
          140,000 Direkt Anlage Bank (Regional banks)...........    1,958
           50,000 Fresenius Medical Care (Medical and nursing
                   services)....................................    3,513
           30,000 Muenchener Re (Mulit-line insurance)..........    8,428
           55,000 *Rhoen-Klinikum AG (Health care operator).....    2,564
           35,000 SAP AG (Packaged software)....................    4,832
                                                                 --------
                                                                   24,339
                                                                 --------
       Greece--0.4%
           90,000 Folli Follie (Apparel and footware retailer)..    1,692
                                                                 --------
       Ireland--1.9%
          200,414 CRH plc (Building products)...................    3,407
           80,000 *Ryanair Holdings plc--ADR (Air transport)....    4,156
                                                                 --------
                                                                    7,563
                                                                 --------
       Italy--3.8%
          265,000 Autogrill SpA (Restaurants)...................    2,860
        2,000,000 Banca Intesa SpA (Banking)....................    7,085
        1,560,000 Parmalat Finanziaria SpA (Food and
                   beverage)....................................    4,231
           35,000 Tod's SpA (Apparel and footware retailer).....    1,394
                                                                 --------
                                                                   15,570
                                                                 --------
       Netherlands--1.8%
          113,200 Ahold NV (Food retail)........................    3,550
           80,000 UMS AG (United Medical Systems Intl)
                   (Medical specialties)........................    1,540
          133,611 *United Services Group NV (Personnel services)    2,304
                                                                 --------
                                                                    7,394
                                                                 --------

      ---------------------------------------------------------- --------
      Shares                                                        Value
      ---------------------------------------------------------- --------

      Common Stocks--Europe--(continued)
      Spain--3.2%
         150,000 Banco Popular Espanol (Banking)................ $  5,249
         130,000 Cortefiel SA (Apparel retailer)................    1,829
         100,000 GAMESA (Grupo Aux Metalrgco) (Aerospace
                  and defense)..................................    2,127
         175,000 *Grupo Dragados (Engineering and consruction)..    2,202
         100,500 Inditex (Apparel and footware retailer)........    1,606
                                                                 --------
                                                                   13,013
                                                                 --------
      Sweden--0.3%
         500,000 HIQ International AB (IT consultants)..........    1,209
                                                                 --------
      Switzerland--4.6%
           3,100 Serono SA--B (Biotechnology)...................    3,076
           3,000 Synthes-Stratec, Inc. (Medical specialties)....    1,841
          25,000 Tecan AG (Specialty engineering)...............    2,073
          40,000 UBS AG (Banking)...............................    5,732
          18,000 Zurich Financial Services (Diversified banking)    6,140
                                                                 --------
                                                                   18,862
                                                                 --------

      Common Stocks--Japan--15.3%
          40,000 Aiful Corp. (Finance, rental and leasing)......    3,607
          44,000 Belluna Company, Ltd. (Catalogs and specialty
                  distribution).................................    1,326
         150,000 *Canon Inc. (Electronic equipment).............    6,060
          25,000 Fast Retailing Company, Ltd. (Apparel and
                  footware retailer)............................    4,349
             600 Fuji Television Network (Broadcasting).........    3,448
         125,000 Kao Corporation (Household and personal care)..    3,106
       3,000,000 Kawasaki Heavy Industries (Industrial
                  conglomerate).................................    4,954
         100,000 *Kirin Beverage Corp. (Packaged food and
                  beverage).....................................    2,124
          90,000 Konami Corporation (Packaged software).........    4,105
          80,000 Medical Support Company, Ltd. (Health
                  industry services)............................      834
         900,000 Nissan Motor Company, Ltd. (Motor vehicles)....    6,212
          30,000 *Orix Corp (Finance, rental and leasing).......    2,917
              30 Painthouse Co., Ltd. (Consumer services).......    1,178
          25,000 *Sanix Corporation (Pest control)..............    1,263
          30,000 SMC Corporation (Trucks, construction and
                  farm machinery)...............................    3,210
         400,000 Suruga Bank Ltd. (Banking).....................    3,367
         100,000 Takeda Chemical Industries (Pharmaceuticals)...    4,649
          15,000 Toys "R" Us Japan, Ltd. (Specialty stores).....    1,503
          54,050 Watami Food Service (Restaurants)..............    2,036
          24,000 Yamada Denki (Consumer electronics retailer)...    1,963
                                                                 --------
                                                                   62,211
                                                                 --------

      Common Stocks--United Kingdom--12.7%
         270,584 3i Group plc (Venture capital).................    4,061
         150,000 Barclays plc (Diversified banking).............    4,604
       1,000,000 Billiton plc (Aluminum mining).................    4,987
         600,000 Capita Group plc (Commercial services).........    3,907
         200,000 *Celltech Group plc (Pharmaceuticals)..........    3,373
       1,050,000 *Energis plc (Telecommunications services).....    2,790
       1,000,000 Hays plc (Commercial services).................    2,580
         165,000 Luminar plc (Restaurants)......................    2,038
         300,000 Matalan plc (Apparel and footware retailer)....    2,095
         225,000 Nestor Healthcare Group plc (Personnel
                  services).....................................    1,734

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 23

--------------------------------------------------------------------------------
International Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

       --------------------------------------------------------- --------
       Shares                                                       Value
       --------------------------------------------------------- --------

       Common Stocks--United Kingdom--(continued)
          175,000 Next plc (Apparel and footware retailer)...... $  2,291
          200,000 *Powderject Pharmaceuticals (Medical
                   specialties).................................    1,309
          200,000 Reckitt Benckiser plc (Household products)....    2,886
          270,000 Reuters Group plc (Financial publishing and
                   services)....................................    3,508
          600,000 Rolls-Royce plc (Aerospace)...................    1,981
          250,000 Standard Chartered plc (Banking)..............    3,206
        1,000,000 Tesco plc (Food retailer).....................    3,611
           29,500 *Willis Group Holdings, Ltd.--ADR (Insurance
                   brokers).....................................      524
                                                                 --------
                                                                   51,485
                                                                 --------

       Common Stocks--Canada--4.6%
          205,000 Anderson Exploration (Oil and gas)............    4,140
          100,000 *Biovail Corp.--ADR (Pharmaceuticals).........    4,350
          150,000 *Canadian Hunter Exploration (Oil and gas)....    3,657
          100,000 *CHC Helicopter Corp. (Airlines)..............    1,318
          625,000 *Compton Petroleum Corp. (Oil and Gas
                   production)..................................    1,804
          120,000 *Manulife Financial Corp. (Life and health
                   insurance)...................................    3,347
                                                                 --------
                                                                   18,616
                                                                 --------

       Common Stocks--Bahamas--1.0%
          100,000 Ace Limited (Property and casualty insurer)...    3,909
                                                                 --------

       Common Stocks--Emerging Asia--10.7%
       China--2.6%
        7,760,000 China National Aviation Company, Ltd.
                   (Airline operator and services)..............    1,492
        2,000,000 *China Unicom Ltd. (Telecommunications).......    3,487
        1,400,000 China Vanke Co, Ltd. (Real estate
                   development).................................    1,811
        6,600,000 Denway Motors Limited (Motor vehicles)........    2,369
        3,500,000 Texwinca Holdings, Ltd. (Textiles)............    1,335
                                                                 --------
                                                                   10,494
                                                                 --------
       India--2.8%
          100,000 Britannia Industries (Packaged food and
                   beverage)....................................    1,322
           65,000 Dr. Reddy's Laboratories (Pharmaceuticals)....    2,227
          200,000 *Housing Development Finance Corp. (Financial
                   services)....................................    2,935
          100,000 Hughes Software Systems, Ltd. (Information
                   technology services).........................    1,350
           45,000 *Infosys Technologies (Consulting and software
                   services)....................................    3,602
                                                                 --------
                                                                   11,436
                                                                 --------
       Indonesia--0.3%
          800,000 Unilever Indonesia Tbk (Household and
                   personal care)...............................    1,235
                                                                 --------
       South Korea--3.3%
          400,000 Good Morning Securities Co. (Investment
                   banking and brokerage).......................    1,581
          150,000 Kookmin Bank (Banking)........................    2,009
           40,000 LG Home Shopping, Inc. (Catalog and
                   specialty distribution)......................    1,658
           20,000 Samsung Electronics Co. (Semiconductors)......    2,947

      ---------------------------------------------------------- --------
      Shares                                                        Value
      ---------------------------------------------------------- --------

      Common Stocks--Emerging Asia--(continued)
          30,000 Shinsegae Dept Store Co. (Specialty stores).... $  2,164
          20,000 SK Telecom Co., Ltd. (Wireless
                  telecommunications)...........................    2,939
                                                                 --------
                                                                   13,298
                                                                 --------
      Taiwan--1.2%
       1,680,000 Taiwan Semiconductor (Semiconductors)..........    3,118
         250,000 *Via Technologies, Inc. (Semiconductors).......    1,726
                                                                 --------
                                                                    4,844
                                                                 --------
      Thailand--0.5%
         200,000 BEC World Public Co, Ltd. (Broadcasting).......    1,069
         800,000 Siam Makro Public Co, Ltd. (Food retailer).....      884
                                                                 --------
                                                                    1,953
                                                                 --------

      Common Stocks--Latin America--4.1%
      Brazil--1.3%
      10,000,000 AmBev (Packaged beverage)......................    2,343
         370,000 Confeccoes Guararapes S.A.--ON (Apparel
                  retailer).....................................      819
         210,000 Confeccoes Guararapes S.A.--PN (Apparel
                  retailer).....................................      401
         100,000 Tele Norte Leste--ADR (Specialty
                  telecommunications)...........................    1,526
                                                                 --------
                                                                    5,089
                                                                 --------
      Mexico--2.8%
       1,300,000 *Consorcio ARA S.A. (Housing)..................    2,152
         100,000  Fomento Econ Mexico--ADR (Packaged
                  food and beverage)............................    4,281
          70,000 *Telefonos de Mexico--ADR (Telecom
                  services).....................................    2,456
       1,200,000 *Walmart de Mexico (Retailer)..................    2,938
                                                                 --------
                                                                   11,829
                                                                 --------

      Common Stocks--Asia--3.5%
      Australia--0.4%
          90,000 Macquarie Bank, Ltd. (Financial services)......    1,688
                                                                 --------
      Hong Kong--2.6%
         500,000 Dah Sing Financial (Regional banks)............    2,583
       2,201,334 Esprit Holdings (Apparel and footware retailer)    2,413
         360,000 Hang Seng Bank, Ltd. (Banking).................    3,692
         903,000 Yue Yuen Industrial Hldgs. (Footwear)..........    1,793
                                                                 --------
                                                                   10,483
                                                                 --------
      New Zealand--0.5%
         855,000 Warehouse Group Limited (Discount stores)......    1,885
                                                                 --------

      Common Stocks--Emerging Europe, Mid-East, Africa--0.8%
      South Africa--0.8%
         380,000 Harmony Gold Mining Co. (Precious metals)......    2,212
         250,000 *JD Group (Specialty stores)...................    1,152
                                                                 --------
                                                                    3,364
                                                                 --------
      Total Common Stock--83.8%
        (cost $340,989).......................................   340,491

                See accompanying Notes to Financial Statements.

24 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
International Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

                  ------------------------------------- ------
                  Shares                                 Value
                  ------------------------------------- ------

                  Preferred Stock--2.7%
                  Brazil--2.7%
                  37,000,000 *Banco Itau S.A. (Banking) $3,243

            150,000 EMBRAER--PN (Aerospace).....................  1,475
            200,000 Perdiago S.A. (Miscellaneous food products).  1,125
            140,000 Petroleo Brasileiro S.A. (Oil and gas)......  3,279
         60,000,000 Votorantim Celulose y Papel (Pulp and paper)  1,796
                                                                 ------
         Total Preferred Stock--2.7%
           (cost $9,288)......................................  10,918
                                                                 ------
         Warrants, rights, and other issues--0.0%
             70,000 Harmony Gold Mining Co. Warrants (Precious
                     metals)....................................     34
                                                                 ------
         Total Warrants, rights, and other issues--0.0%
           (cost $34).........................................      34
                                                                 ------

             --------------------------------------------- --------
             Shares                                           Value
             --------------------------------------------- --------

             Short-Term Investments
             53,004,698  William Blair Ready Reserves Fund $ 53,005
                                                           --------
             Total Short-term Investments--13.0%
               (cost $53,005)...........................    53,005
                                                           --------
             Total Investments--99.5%
               (cost $403,316)..........................   404,448
             Cash and other assets, less liabilities--0.5%    1,944
                                                           --------
             Net assets--100.0%........................... $406,392
                                                           ========

----------
*Non-income producing securities
ADR= American Depository Receipt

At June 30, 2001 the Fund's Portfolio of Investments includes the following industry categories:

Financials............ 25.0%
Consumer Cyclicals.... 18.9%
Consumer Staples...... 12.7%
Health Care........... 12.7%
Technology............  9.8%
Communication Services  4.3%
Capital Goods.........  4.1%
Engery................  3.7%
Basic Materials.......  3.3%
Transportation........  2.0%
Commercial Services...  1.0%
Utilities.............  0.8%
Minerals..............  0.6%
Manufacturing.........  0.6%
Business Services.....  0.5%

At June 30, 2001 the Fund's Portfolio of Investments includes the following currency categories:

Euro................ 26.4%
Japanese Yen........ 17.7%
British Pound....... 14.5%
United States Dollar  6.5%
Swiss Franc.........  5.4%
Brazilian Real......  4.1%
Canadian Dollar.....  4.1%
South Korean Won....  3.8%
Indian Rupee........  3.3%
Chinese Yuan........  3.0%
Hong Kong Dollar....  3.0%
Danish Krone........  2.2%
Mexican Nuevo Peso..  1.4%
All other currencies  4.6%

                See accompanying Notes to Financial Statements

June 30, 2001                                            William Blair Funds 25

[PHOTO OF Stan Kirtman]

Stan Kirtman

------------------------------------------------------------------
DISCIPLINED LARGE CAP FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After a difficult first quarter, the Disciplined Large Cap Fund recovered in the second, gaining 5.27% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Standard & Poor's 500 Index, rose 5.85%. For the six-month period ended June 30, 2001, the Fund declined 10.39%, compared to a drop of 6.7% for the S&P 500 Index.

What were the most significant factors impacting Fund performance?

Contributions came from the size of company and dividend policy. The mid-size companies in the S&P contributed the most to the Fund's performance in the second quarter,

From a sector standpoint, the top five contributors to the Fund's return were Technology gaining 14.0%, Capital Goods rising 12.0%, Financials up 7.7%, Basic Materials up 6.5% and Consumer Staples up 5.4%.

The five best contributors to performance in the first quarter were: Cash, Basic Materials, Consumer Cyclicals, Consumer Staples, and Energy.

What were among the weakest performing sectors for the Fund?

The weakest performing sectors in terms of return, and therefore detracted from Fund performance were Utilities, which were down 16.8%; Communications Services, down 4.4%; and Consumer Staples, which decreased 1.0%.

The five worst contributors to performance in the first quarter were:
Technology, Capital Goods, Financials, Healthcare, and Utilities.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The market's outlook going forward is dependent on how successful the Fed's policy of lowering short-term interest rates will be in stimulating the economy. At the moment, most economists feel that the rebound in the industrial sector will happen toward the latter part of the year with the economy rebounding in 2002. Earnings reports seem to be bottoming but suspicion exists as to when a recovery might begin. Certainly, slowing activity abroad and the strength of the dollar are not comforting data when looking for an economic rebound.

Another important consideration is how the consumer will react. Currently, as unemployment rises consumer confidence can be expected to decline. Should confidence dwindle even the Fed will be helpless in their ability to stimulate the economy and as we are aware the consumer accounts for roughly two-thirds of economic activity. Experiencing negative returns on their IRA's and higher fuel prices have shaken consumer confidence, although in the latter case prices are now declining. Should consumers pull in their horns the recovery will be a lot slower that otherwise might be the case.

Under the circumstances, we believe that over the near term the market is likely to be range bound. Therefore, from an investment viewpoint investors are likely to continue to pay-up for earnings visibility and continue to put a premium on dividend paying issues. It will be in these areas that we will look for investment opportunities.

26 Semi-Annual Report                                             June 30, 2001

------------------------------------------------------------------
Disciplined Large Cap Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                     6/30/01(a)    2000   1999(a)(b)
                                     ----------   -----   ----------
Disciplined Large Cap Fund (Class N)     (10.39)% (9.68)%       1.20%
S&P 500 Index.......................      (6.70)  (9.11)         .85


                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
                            Illustration of an assumed investment of $10,000

[CHART]
Average Annual Total Return
(period ended 6/30/01)
Class N Shares
1 year              (19.16)%
Since Inception
(12/27/99)          (12.39)%

                     12/99    3/00     6/00     9/00    12/00    3/01   6/01
Disciplined Large
Cap Growth Fund     $10,00   10,500   10,100   10,200   9,100   7,800   8,200
S&P 500 Index       $10,00   10,300   10,000    9,900   9,200   8,100   8,600

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the Adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund erformed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2001                                            William Blair Funds 27

--------------------------------------------------------------------------------
Disciplined Large Cap Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

-------------------------------------------------    -----
Shares                                               Value
-------------------------------------------------    -----

Common Stocks
Technology--19.1%
  600    *Advanced Micro Devices, Inc...............  $ 15
  710    *Applied Materials, Inc....................    35
  300    Autodesk, Inc..............................    11
3,600    *Cisco Systems, Inc........................    66
  410    Computer Associates International, Inc.....    15
  180    *Comverse Technology, Inc..................    10
1,990    *Dell Computer Corporation.................    52
  430    Electronic Data Systems....................    27
  640    First Data Corporation.....................    41
1,550    International Business Machines Corporation   175
  430    *Lexmark International, Inc., Class "A"....    29
  440    Linear Technology Corporation..............    19
  280    *Mercury Interactive Corporation...........    17
3,580    *Microsoft Corporation.....................   261
  320    *Novellus Systems..........................    18
  480    *PeopleSoft, Inc...........................    24
  720    *Qualcom, Incorporated.....................    42
  810    Scientific-Atlanta, Inc....................    33
  360    *Siebel Systems, Inc.......................    17
  570    *VERITAS Software Corporation..............    38
                                                      ----
                                                       945
                                                      ----
Financial Services--16.9%
  630    Allstate Corporation.......................    28
1,040    American International Group...............    89
1,340    Bank of America Corporation................    80
1,090    Bank One Corporation.......................    39
  250    Capital One Financial Corporation..........    15
1,060    Charter One Financial, Inc.................    34
2,680    Citigroup, Inc.............................   142
  500    Federal National Mortgage Association......    43
  770    Fifth Third Bancorp........................    46
  870    Household International....................    58
1,162    J. P. Morgan Chase & Co....................    52
  900    Lehman Brothers Holdings...................    70
  495    MBIA Inc...................................    28
  460    Providian Financial Corporation............    27
  640    Synovus Financial Corporation..............    20
  420    Torchmark Corporation......................    17
  540    UNUMProvident..............................    17
  850    Washington Mutual, Inc.....................    32
                                                      ----
                                                       837
                                                      ----

               ----------------------------------------    ----
               Shares                                      Value
               ----------------------------------------    ----

               Common Stocks--(continued)
               Healthcare--13.5%
                 680    American Home Products Corporation  $ 40
                 510    *Amgen, Inc.......................    31
               1,165    Biomet, Inc.......................    56
                 540    *Chiron Corporation...............    28
                 600    Eli Lilly & Company...............    44
                 310    *Forest Laboratories, Inc.........    22
               2,713    Johnson & Johnson.................   136
                 340    *King Pharmaceuticals, Inc........    18
               1,090    Merck & Co., Inc..................    70
               3,050    Pfizer, Inc.......................   122
                 440     Stryker Corporation..............    24
                 900    *Tenet Healthcare Corporation.....    46
                 480    United Healthcare Corporation.....    30
                                                            ----
                                                             667
                                                            ----
               Consumer Staples--11.4%
               2,170    *AOL Time Warner, Inc.............   115
                 815    Cardinal Health, Inc..............    56
                 510    Colgate Palmolive Company.........    30
                 470    *Comcast Corporation, Class "A"...    20
                 700    CVS Corporation...................    27
                 330    General Mills, Inc................    14
                 500    *Kroger Co........................    13
                 880    PepsiCo., Inc.....................    39
               2,120    Philip Morris Companies Inc.......   108
               1,910    Sysco Corporation.................    52
                 410    *TRICON Global Restaurants, Inc...    18
                 900    Walgreen Co.......................    31
                 870    William Wrigley, Jr. Company......    41
                                                            ----
                                                             564
                                                            ----
               Consumer Cyclicals--10.0%
               1,340    *Bed, Bath & Beyond, Inc..........    42
                 500    Brunswick Corporation.............    12
                 300    Centex Corporation................    12
               1,050    Home Depot, Inc...................    49
               1,050    IMS Health Corporation............    30
                 620    *Kohl's Corporation...............    39
                 770    Liz Claiborne, Inc................    39
                 560    Lowe's Companies, Inc.............    41
                 250    McGraw-Hill Companies, Inc........    17
                 180    Omnicom Group, Inc................    15
                 360    *Reebok International, Ltd........    12
                 470    Sears, Roebuck & Co...............    20
               1,380    Target Corporation................    48
                 550    Visteon Corporation...............    10
               2,200    Wal-Mart Stores, Inc..............   107
                                                            ----
                                                             492
                                                            ----

                See accompanying Notes to Financial Statements.

28 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Disciplined Large Cap Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

------------------------------------------------- ------
Shares                                             Value
------------------------------------------------- ------

Common Stocks--(continued)
Capital Goods--9.5%
   630 Caterpillar, Inc.......................... $   32
   420 Cummins, Inc..............................     16
 3,280 General Electric Company..................    160
   680 Honeywell International...................     24
   400 Illinois Tool Works, Inc..................     25
   540 *Jabil Circuit, Inc.......................     17
   520 Johnson Controls, Inc.....................     38
   570 Minnesota Mining and Manufacturing Company     65
   270 Northrop Grumman Corporation..............     22
 1,340 Tyco International, Ltd...................     73
                                                  ------
                                                     471
                                                  ------
Energy--6.9%
   310 Amerada Hess Corporation..................     25
   760 Chevron Corporation.......................     69
   860 Conoco, Inc., Class "B"...................     25
   220 Devon Energy Corporation..................     12
 1,710 Exxon Mobil Corporation...................    149
   340 Kerr-McGee Corporation....................     23
   920 Occidental Petroleum Corp.................     24
   450 USX-Marathon Group........................     13
                                                  ------
                                                     340
                                                  ------
Communication Services--4.6%
   390 Alltel Corporation........................     24
 2,150 AT&T Corporation..........................     47
 1,110 Bellsouth Corporation.....................     45
   250 *Sprint PCS Group.........................      6
 1,490 Verizon Communications, Inc...............     80
 1,635 *WorldCom Group, Inc......................     23
    67 *WorldCom, Inc., MCI Group................      1
                                                  ------
                                                     226
                                                  ------

----------
*Non-income producing securities

-----------------------------------------------    ------
Shares                                              Value
-----------------------------------------------    ------

Common Stocks--(continued)
Utilities--3.1%
   800    *Calpine Corporation.................... $   30
   790     Duke Energy Corporation................     31
   400    *Dynegy, Inc., Class "A"................     19
   280    KeySpan Corporation.....................     10
   280    Kinder Morgan, Inc......................     14
   600    Sempra Energy...........................     16
 1,050    Williams Companies, Inc.................     35
                                                   ------
                                                      155
                                                   ------
Basic Materials--2.9%
   330    Air Products and Chemicals, Inc.........     15
   650    Alcoa, Inc..............................     26
   260    Eastman Chemical Company................     12
   190    *FMC Corporation........................     13
   200    Nucor Corporation.......................     10
 1,130    *Pactiv Corporation.....................     15
   630    Praxair, Inc............................     30
   430    Vulcan Materials Company................     23
                                                   ------
                                                      144
                                                   ------
Transportation--1.2%
   250    *AMR Corporation........................      9
   750    Burlington Northern Santa Fe Corporation     23
   460    Union Pacific Corporation...............     25
                                                   ------
                                                       57
                                                   ------
Total Common Stock--99.1%
  (cost $4,809).................................   4,898
                                                   ------
Short-Term Investments
40,549    William Blair Ready Reserves Fund.......     41
                                                   ------
Total Short-term Investments--0.9%
  (cost $41)....................................      41
                                                   ------
Total Investments--100.0%
  (cost $4,850).................................   4,939
Cash and other assets, less liabilities--.0%......      2
                                                   ------
Net assets--100.0%................................ $4,941
                                                   ======

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 29

[PHOTO OF Kleckza]

Glen A. Kleczka

[PHOTO OF Mitchell]

David Mitchell

[PHOTO OF Cappy Price]

Capucine "Cappy" Price
------------------------------------------------------------------
VALUE DISCOVERY FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

The Value Discovery Fund posted solid results during the second quarter of the year, continuing to build on its positive return for the first quarter. The Fund gained 12.66% on a total return basis (Class N Shares) during the second quarter. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index, increased 14.29%, while the Russell 2000(R) Value Index was up 11.64%. For the six months ended June 30, 2001, the Fund increased 16.48%, compared to 6.85% for the Russell 2000 Index and 12.72% for the Russell 2000 Value.

What were the most significant factors impacting Fund performance?

The second quarter marked a continuation of very positive performance for small cap stocks, especially when compared to their large cap counterparts. For over a year, and on a quarter-over-quarter basis, small cap stock earnings have exceeded those of large caps.

Economic fundamental considerations have also been more favorable for small caps through the first half of this year. The Standard and Poor's 500 Stock Index illustrates the battering that large caps have experienced, with the index down 6.70% through June 30. The S&P 500 is heavily exposed to industries that have borne the brunt of the recent economic downturn, including sectors such as Technology, Consumer Durables, Retailing, and Autos and Transportation.

By contrast, Financial, Energy and Healthcare stocks, which are more heavily represented in the Russell 2000 Index, had earnings that have held up relatively well. The Value Discovery Fund benefited from the fact that it has been slightly overweighted in these sectors when compared to this benchmark. Financials in particular, was the biggest sector weight for the Fund at 24%, compared to 22% for the Russell 2000 Index.

In the first quarter, we stated that we really added the most value as Fund managers by avoiding the carnage in the Technology sector. This strategy continued to benefit the fund in the second quarter.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Our strong stock selection continued to benefit the Fund through the second quarter, and has been the main factor behind the Fund's outperformance versus its benchmarks on a year-to-date basis.

The Fund's largest holding, Checkpoint Systems, which we wrote about last quarter, continued to be the Fund's largest holding and the Fund's best performer. Checkpoint Systems is at the forefront of providing retailers with "source tagging" and security labels for their merchandise, providing retailers not only with anti-theft deterrents, but inventory management as well. Checkpoint systems gained 66.7% for the quarter and 111% for the year.


30 Semi-Annual Report                                             June 30, 2001

Among our Financial holdings, Pacific Century Financial, soon to be renamed the Bank of Hawaii, has performed very well, with the stock up 36% for the quarter and 28.5% on a year-to-date basis. The company has a new management team that has refocused its efforts on the Hawaiian banking marketplace, after forays into Australia and New Zealand. Another standout performer for the Fund was our holdings in Blockbuster, the nationwide retail music and video store.

What were among the weakest performing sectors for the Fund?

There were no major disappointments for the Fund, in part because the Russell 2000 sectors have performed well.

Our weakest stock performer during the quarter was Overland Data, which is a provider of computer data back-up services. Overland has been a solid holding for the Fund, but was the worst-performing stock in the quarter, falling victim to the overall business slowdown in the Technology sector.

What is your outlook for the Fund?

In closing, we are very optimistic about the prospects for the Fund and believe 2001 is shaping up to be a very solid year.


June 30, 2001                                            William Blair Funds 31

------------------------------------------------------------------
Value Discovery Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                            6/30/01(a)   2000   1999   1998   1997
                            ----------  -----  -----  -----  -----
Discovery Fund (Class N)...      16.48% 18.85%  6.10%   .66% 33.46%
Russell 2000(R) Index......       6.85  (3.02) 21.26  (2.55) 22.36
Russell 2000(R) Value Index      12.72  22.83  (1.49) (6.45) 31.78

              ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

[CHART]
Average Annual Total Return
(period ended 6/30/01)
Class N Shares
1 Year  23.86%
Since Inception
(12/23/96)      16.31%
        Value Discovery Fund    Russell 2000 Index      Russell 2000 Value
12/96   10,000                  10,000                  10,000
6/97    11,100                  11,000                  11,500
12/97   13,300                  12,200                  13,200
6/98    14,600                  12,800                  13,800
12/98   13,400                  11,900                  12,300
6/99    14,100                  13,000                  13,000
12/99   14,300                  14,500                  12,100
6/00    15,900                  14,900                  12,900
12/00   16,900                  14,000                  14,900
6/01    19,700                  15,000                  16,800

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

32 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Value Discovery Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

           -------------------------------------------------- -------
           Shares                                               Value
           -------------------------------------------------- -------

           Common Stocks
           Financial Services--24.3%
               62,700 Amerus Life Holdings, Inc., Class "A".. $ 2,224
              139,200 Annuity & Life Re Holdings, plc ADR....   4,976
               51,900 Astoria Financial Corporation..........   2,855
              183,600 Brandywine Realty Trust................   4,122
               89,200 First Financial Holdings, Inc..........   2,052
              109,300 First Industrial Realty Trust..........   3,513
              107,100 Hudson United Bancorp..................   2,731
               35,300 MONY Group, Inc........................   1,417
              132,950 Pacific Century Financial Corporation..   3,429
               64,600 SCPIE Holdings, Inc....................   1,305
              176,800 Seacoast Financial Services Corporation   2,873
                                                              -------
                                                               31,497
                                                              -------
           Producer Durables--24.1%
               84,000 Belden, Inc............................   2,247
              445,700 *Checkpoint Systems, Inc...............   7,933
              136,100 *Denison International, plc, ADR.......   2,247
              128,730 *Flowserve Corporation.................   3,958
               77,000 *Gardner Denver, Inc...................   1,582
              162,100 LSI Incorporated.......................   3,792
              158,500 *Newpark Resources.....................   1,759
              125,200 Pentair, Inc...........................   4,232
               53,000 Spartech Corporation...................   1,280
              156,150 Watsco, Inc............................   2,202
                                                              -------
                                                               31,232
                                                              -------
           Consumer Discretionary--9.9%
               34,025 *Christopher & Banks Corporation.......   1,232
               55,700 Ethan Allen Interiors Inc..............   1,547
               99,500 Hollinger International, Inc...........   2,129
               14,000 *Michaels Stores, Inc..................     959
               86,300 *NCI Building Systems, Inc.............   1,574
              229,300 *Prime Hospitality Corporation.........   2,717
              147,600 *Sharper Image Corporation.............     558
               54,900 *Whitehall Jewellers, Inc..............   2,157
                                                              -------
                                                               12,873
                                                              -------
           Consumer Staples--8.5%
              164,700 Blockbuster, Inc.......................   3,006
              131,100 Cadmus Communications Corporation......   1,457
              120,000 Earthgrains Company, Inc...............   3,120
               64,300 *Suiza Foods Corporation...............   3,414
                                                              -------
                                                               10,997
                                                              -------

----------
*Non-income producing securities
ADR = American Depository Receipt

           ----------------------------------------------- --------
           Shares                                             Value
           ----------------------------------------------- --------
           Common Stocks--(continued)
           Autos and Transportation--5.1%
               57,800   *Landstar System, Inc............. $  3,932
              131,600   Ryder System, Inc.................    2,579
                4,300   *Yellow Corporation...............       82
                                                           --------
                                                              6,593
                                                           --------
           Healthcare-Related Specialties--5.1%
               74,600   Alpharma Inc., Class "A"..........    2,033
              109,300   *First Health Group Corporation...    2,636
              135,700   *Sola International, Inc..........    1,915
                                                           --------
                                                              6,584
                                                           --------
           Technology--4.3%
              151,067   Avenet, Inc.......................    3,387
              297,800   *Overland Data, Inc...............    2,129
                                                           --------
                                                              5,516
                                                           --------
           Materials--3.9%
               77,100   Arch Chemicals, Inc...............    2,727
               45,700   *United Stationers Inc............    2,294
                                                           --------
                                                              5,021
                                                           --------
           Energy--2.7%
              124,900   *Veritas DGC Inc..................    3,466
                                                           --------
           Utilities--2.5%
              132,200   Atmos Energy Corporation..........    3,233
                                                           --------
           Total Common Stock--90.4%
             (cost $89,061).............................   117,012
                                                           --------
           Short-Term Investments
           18,837,000   William Blair Ready Reserves Fund.   18,837
           Total Short-term Investments--14.6%
             (cost $18,837).............................    18,837
                                                           --------
           Total Investments--105.0%
             (cost $107,898)............................   135,849
           Liabilities, plus cash and other assets--(5.0)%   (6,415)
                                                           --------
           Net assets--100.0%............................. $129,434
                                                           ========

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 33

[PHOTO OF James Kaplan]
James S. Kaplan

[PHOTO OF Bentley Myer]
Bentley M. Myer
------------------------------------------------------------------
INCOME FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After a modest gain in the first quarter, the Income Fund posted a slight 0.46% gain in the second quarter (Class N Shares). By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 0.67%. For the six months ended June 30, 2001, the Fund posted a return of 3.49%, compared to 4.08% for the Index.

What were the most significant factors impacting Fund performance?

While nonetheless positive, the overall performance of the Fund versus the Index was limited by two factors.

The first was the Fund's higher quality credit profile, which hurt performance in the first quarter of the year. Early in the year, BBB-rated securities outperformed higher-rated issues. While we increased exposure through the second quarter, we remained modestly underweight compared to the Index. And although the entire corporate bond market did well in the second quarter, performance from issue to issue was uneven. It was not unusual for issues to give up gains established earlier in the quarter as earnings disappointments and negative news on companies caused spreads to widen. A good example was Ford, which was hurt by both negative earnings news as well as it ongoing difficulties regarding the safety of tires used on its popular Ford Explorer sport utility vehicle.

As significant a factor were the Federal Reserve Board's aggressive moves to ease monetary policy through the first half of the year. As the Federal Reserve lowered interest rates, shorter-term securities, where the Fund was underweighted, outperformed longer-term securities, where the Fund was overweighted. In particular, two-year notes, which the Fund does not own, outperformed their ten-year note counterparts.

Which investments enhanced the Fund's return? Were there any investment themes that produced the best results?

The corporate bond sector of the fixed income markets produced the best results for the fund, and lower quality issues led the way. It should be noted that the Fund is only permitted to invest up to 10% of its assets in lower-rated (BBB) issues. Therefore, the Fund by design will not ever match the Index weight of 12% to 13%. BBB-rated auto parts manufacturers, in particular, had a great first half of 2001, after suffering significant spread widening in 2000.

As far as sector weightings were concerned, our financial holdings performed the best, reacting positively to the Fed's moves to lower interest rates. Strong contributors for the Fund included Household Financial, Mellon Bank, Morgan Stanley and Block Financial.

Mortgage-backed and asset-backed securities provided good returns for the Fund, but were secondary to the returns posted by corporate issues.

Were there any investments that did not measure up to your expectations?

As mentioned previously, our holding in Ford issues came under spread pressure in June, as did WorldCom, reflecting the overall weakness in the telecommunications sector. For the first half of the year, however, spreads were tighter in these issues.

34 Semi-Annual Report                                             June 30, 2001

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

We will continue to be underweight the shorter end of the interest rate yield curve because we believe we have neared the end of any additional easing moves by the Fed.

We intend to de-emphasize Treasury securities in favor of corporate bonds, mortgage-backed securities and asset-backed securities because we believe their yield spreads over Treasuries will reward investors well for any additional risk. By historic standards, this yield spread advantage, particularly in corporate bonds versus Treasuries, is still very wide.

We will also position the portfolio for a cyclical recovery, where the issues of diversified industrial conglomerates will benefit. We plan to opportunistically research additional investment opportunities in lower-rated
(BBB) issues over the next 6 to 12 months.


June 30, 2001                                            William Blair Funds 35

------------------------------------------------------------------
Income Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                  6/30/01(a)   2000  1999  1998  1997  1996
                                  ----------  -----  ----  ----  ----  ----
    Income Fund (Class N)........       3.49%  9.99%  .34% 7.07% 8.03% 3.07%
    Lehman Intermediate
     Government/Credit Bond Index       4.08  10.12   .39  8.44  7.87  4.05

              ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

              [CHART]
              Average Annual Total Return
              (period ended 6/30/01)
              Class N Shares
              1 Year         10.11%
              5 Years         6.42%
              Since Inception
              (9/25/90)       7.10%
                      Income Fund     Lehman Intermediate Gov/Corp
              12/90     10,000        10,000
              12/91     11,600        11,500
              12/92     12,500        12,300
              12/93     13,400        13,400
              12/94     13,300        13,100
              12/95     15,300        15,100
              12/96     15,700        15,700
              12/97     17,000        17,000
              12/98     18,200        18,400
              12/99     18,300        18,500
              12/00     20,100        20,300
               6/01     20,800        21,200


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments at June 30, 2001. These holdings are subject to change. Not all fixed income securities in the Fund performed as well, nor is there any guarantee that these fixed income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

36 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Income Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all amounts in thousands) (unaudited)


       --------------------------------------------------------   -------
       Principal
       Amount                                                       Value
       --------------------------------------------------------   -------

       U.S. Government and U.S. Government Agency
        Guaranteed Obligations--40.2%
       U.S. Treasury--13.1%
       $ 8,500   U.S. Treasury Note, 6.500%,
                  due 8/15/05.................................... $ 8,999
         2,500   U.S. Treasury Note, 6.875%, due 5/15/06.........   2,695
         8,500   U.S. Treasury Note, 6.500%, due 10/15/06........   9,040
         2,000   U.S. Treasury Note, 6.500%, due 2/15/10.........   2,149
       -------                                                    -------
        21,500   Total U.S. Treasury Obligations.................  22,883
       -------                                                    -------

       U.S. Government Guaranteed Obligations--3.5%
       Government National Mortgage Association (GNMA)--3.2%
         2,582   2000-29, Tranche A, 7.500%, due 7/20/26.........   2,629
         2,899   #309232, 8.750%, due 9/15/31....................   2,915
       -------                                                    -------
         5,481                                                      5,544
       -------                                                    -------
       Small Business Administration--.3%
            --   Receipt for Multiple Originator Fees, #3 0.845%,
                  due 11/08/08 (Interest Only) WAC...............     271
           298   Loan #100023, 9.375%, due 11/25/14..............     311
       -------                                                    -------
           298   Total Small Business Administration Obligations.     582
       -------                                                    -------

       U.S. Government Agency Guaranteed Obligations--23.6%
       Federal Home Loan Mortgage Corp. (FHLMC)--14.3%
         2,033   #G10147, 8.500%, due 2/1/08.....................   2,118
           641   #1544, Tranche TM, 9.503%, due 7/15/08..........     642
         4,712   #1612, Tranche SE, 8.100%, due 11/15/08.........   4,866
           183   #1625, Tranche SB, 9.500%, due 12/15/08.........     189
         1,789   #1261, Tranche N, 9.500%, due 12/15/08..........   1,851
         1,257   MCF, Tranche A4, 8.700%, due 12/30/08...........   1,286
             5   #1662, Tranche T, FR, 7.282%, due 1/15/09.......       5
         3,425   Note, 7.000%, due 3/15/10.......................   3,622
         3,655   #E81908, 8.500%, due 12/1/15....................   3,788
         4,436   #1462, Tranche PK, 7.500%, due 7/15/21..........   4,518
         2,105   #1608, Tranche SE, 8.959%, due 6/15/23..........   2,205
       -------                                                    -------
        24,241   Total FHLMC Mortgage Obligations................  25,090
       -------                                                    -------

           -------------------------------------------------- -------
           Principal
           Amount                                               Value
           -------------------------------------------------- -------

           Federal National Mortgage Association (FNMA)--9.3%
           $   450 1993-212, Tranche SG, 8.000%, due 11/25/08 $   451
             1,505 #250089, 7.500%, due 6/1/09...............   1,556
             1,526 #250331, 7.500%, due 9/1/10...............   1,575
             1,477 #577393, 10.000%, due 6/1/11..............   1,620
             3,383 #577395, 10.000%, due 8/1/11..............   3,748
             2,031 #593561, 9.500%, due 8/1/14...............   2,209
             2,287 1993-2, Tranche PH, 7.350%, due 3/25/21...   2,302
             2,470 1992-28, Tranche SB, 11.637%, due 5/25/21.   2,507
                11 1993-19, Tranche SH, 11.234%, due 4/25/23.      12
               292 1994-72, Tranche SA, 9.750%, due 4/25/24..     289
           -------                                            -------
            15,432 Total FNMA Mortgage Obligations...........  16,269
           -------                                            -------
                   Total U.S. Government and U.S. Government
            66,952  Agency Guaranteed Obligations............  70,368
           -------                                            -------


                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 37

--------------------------------------------------------------------------------
Income Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all amounts in thousands) (unaudited)


          --------------------------------------- ----------- -------
                                                        S & P
          Principal                                    Rating
          Amount                                  (unaudited)   Value
          --------------------------------------- ----------- -------

          Collateralized Mortgage Obligations--24.7%
          $ 2,690 SASCO 2000-J, Tranche C-2,
                   5.481%, due 3/20/03...........             $ 2,692
            4,094 MSCDW 2000 - XLF,
                   5.340%, due 8/5/03............     BBB       4,084
            1,041 CARCO 1997-1, Tranche A,
                   6.689%, due 8/15/04...........     AAA       1,041
            1,056 Prudential Home Securities,
                   1992-13 Tranche B-2
                   7.500%, due 6/25/07...........               1,080
            1,000 LTC Commercial Mortgage,
                   1993-1, Tranche D-1
                   9.500%, due 11/28/12..........               1,037
            3,453 Bear, Stearns & Co., 1992-3B1,
                   7.714%, due 5/25/23...........     AAA       3,508
            2,978 Security National Mortgage Loan
                   Trust, 9.250%, due 2/25/25....               3,044
              117 Resolution Trust Corp., 1992-5,
                   Tranche C-5,
                   8.621%, due 1/25/26...........      AA         117
            5,381 LTC Commercial Mortgage,
                   1994-1, Tranche C-1,
                   9.500%, due 6/15/26...........     AA+       5,525
            2,000 LTC Commercial Mortgage,
                   1994-1, Tranche D-1,
                   10.000%, due 6/15/26..........     AA-       2,081
            2,240 Security National Mortgage Loan
                   Trust, 9.510%, due 4/25/27....               2,293
            5,398 Contimortgage Home Equity,
                   7.340%, due 4/15/28...........               5,342
            4,425 Green Tree Home Improvement
                   Loan, 7.270%, due 6/15/28.....               4,485
            1,079 Security National Mortgage Loan
                   Trust, 8.070%, due 11/25/28...       A       1,058
            5,886 Merit Securities Corporation,
                   7.880%, due 12/28/33..........               5,832
          -------                                             -------
           42,838 Total Collateralized Mortgage
          -------  Obligations...............................  43,219
                                                              -------
          Corporate Obligations--30.8%
            3,500 Enron Corporation,
                   8.000%, due 8/15/05...........    BBB+       3,609
            7,000 Abbott Laboratories,
                   5.625%, due 7/1/06............      AA       6,977
            3,300 Household Finance Corp.,
                   7.875%, due 3/1/07............       A       3,524
            3,325 Block Financial,
                   8.500%, due 4/15/07...........    BBB+       3,557
            4,000 Mellon Bank, 7.375%, 5/15/07...      A+       4,218
            5,510 First Data Corporation, MTN,
                   6.375%, 12/15/07..............      A+       5,549
            4,700 Cardinal Health Note,
                   6.250%, due 7/15/08...........       A       4,649
            2,150 Wal-Mart Stores, Inc.,
                   6.875%, due 8/10/09...........      AA       2,231

----------
FR= Floating Rate
MTN= Medium Term Note
VRN= Variable Rate Note
WAC= Weighted Average Coupon

          -------------------------------------- ----        --------
                                                       S & P
          Principal                                   Rating
          Amount                                 (unaudited)    Value
          -------------------------------------- ----        --------

          Corporate Obligations--(continued)
          $  3,100 Province of Manitoba,
                    7.500%, due 2/22/10.........     AA-     $  3,374
             3,000 Ford Motor Credit Corp.,
                    7.875%, due 6/15/10.........       A        3,128
             4,520 GE Global Insurance,
                    7.500%, due 6/15/10.........      AA        4,823
             1,500 Boeing Capital Corporation,
                    7.375%, due 9/27/10.........     AA-        1,596
             2,600 Morgan Stanley, Dean Witter &
                    Co., 6.750%, due 4/15/11....     AA-        2,582
             4,000 WorldCom Inc.,
          --------  7.500%, due 5/15/11.........    BBB+        3,896
                                                             --------
            52,205 Total Corporate Obligations..               53,713
          --------                                           --------
           161,995 Total Long Term Investments--95.7%
                     (cost $165,235)............              167,300

                                                             --------
          Short-Term Investments--3.2%
             1,513 American Express Corporation,
                    VRN, 3.620%, due 7/2/01.....                1,513
             2,000 Sears, Roebuck Corporation,
                    4.350%, due 8/10/01.........                2,000
             2,000 Sears, Roebuck Corporation,
          --------  4.025%, due 9/17/01.........                2,000
                                                             --------
             5,513 Total Short-Term Investments
          --------  (cost $5,513)...............                5,513
                                                             --------
          $167,508 Total Investments--98.9%                   172,813
          ========  (cost $170,748).............             --------
                   Cash and other assets, less
                    liabilities--1.1%...........                2,036
                                                             --------
                   Net Assets--100.0%...........             $174,849
                                                             ========


                See accompanying Notes to Financial Statements.

38 Semi-Annual Report                                             June 30, 2001

[PHOTO OF James Kaplan]

James S. Kaplan

[PHOTO OF Bentley Myer]

Bentley M. Myer
------------------------------------------------------------------
READY RESERVES FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

Just before the close of the second quarter the Federal Reserve cut its benchmark interest rate, the federal funds rate, by 0.25%. This was the sixth by our nation's central bank since the beginning of 2001. It was the first cut that was less than 0.50%, and signaled to many Fed watchers that--at least for the foreseeable future--further Fed rate reductions were unlikely. At quarter end, the fed funds rate stood at 3.75%, the lowest in seven years.

As widely reported throughout the financial press, the Federal Reserve's aggressive moves to lower interest rates have been designed to re-invigorate the nation's economy, sectors of which--such as manufacturing--were considered by many to already be in recession.

With the aggressive easing by the Fed through the first half of the year the money market yield curve became extremely inverted and remained so for much of the second quarter. The average maturity of the Ready Reserves portfolio remains on the shorter side versus our 60-day limit. At the end of the second quarter, the average maturity was 40 days, compared to 35 days at the end of the first quarter.

We took advantage of opportunities in the secondary corporate market to provide additional income opportunities for the Fund. These well-known high quality commercial paper issuers--from institutions such as Ford, GMAC, Household Finance and CIT--offered higher yields than in the commercial paper market--while at the same time providing the Fund with as much as 0.20% in additional yield. Up to 16% of the Fund portfolio was in these secondary issues at quarter end.

The return for the second quarter of 2001 of the Fund's Class N Shares was 1.00%, versus the 1.00% return of our peer group of AAAm rated money market mutual funds. For the six months ended June 30, 2001, the Fund's return was 2.32% in line with the average for the Fund's peer group. Total assets were $1.32 billion at the end of the second quarter, down from $1.48 billion at the end of the first quarter and $1.34 billion at the end of 2000.

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

Average Annual Total Returns -- Class N Shares period ending 6/30/01

-------------------------

                       1 Year  5 Years  10 Years
                       ------  -------  --------
Ready Reserves Fund...   5.44%    5.07%     4.52%
AAA Rated Money Market
 Funds................   5.45     5.10        --

Past Performance does not guarantee future results. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Markets Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2001                                            William Blair Funds 39

--------------------------------------------------------------------------------
Ready Reserves Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all amounts in thousands) (unaudited)

------------------------------------------------------- ----------
Principal                                                Amortized
Amount                                                        Cost
------------------------------------------------------- ----------

U.S. Government Agency Guaranteed--4.6%
$      467 Agency for International Development,
            VRN--Peru, 4.98%, 8/1/01................... $      467
    13,000 Agency for International Development,
            VRN--India, 3.90%, 7/3/01..................     12,943
    25,000 Federal Home Loan Mortgage Corporation,
            VRN, 3.87%, 7/3/01.........................     25,000
       248 Federal Home Loan Mortgage Corporation,
            6.00%, 7/2/01..............................        263
    21,995 Student Loan Marketing Association,
----------  3.89%-3.95%, 7/3/01........................     21,997
                                                        ----------
    60,710                                                  60,670
----------                                              ----------

Fixed Rate Notes--16.3%
     1,009 American Express Corporation, 6.13%,
            11/15/01...................................      1,008
     7,728 Associates First Capital Corporation, 7.38%,
            8/15/01....................................      7,700
    51,920 CIT Group Holdings, 5.50%-8.38%,
            8/15/01-2/4/02.............................     51,755
     9,140 Coca Cola Enterprises, 6.38%, 8/1/01........      9,116
     5,413 Ford Motor Company, 9.00%, 9/15/01..........      5,375
    47,043 Ford Motor Credit Company, 5.13%-8.20%,
            9/25/01-2/28/02............................     46,952
    50,633 General Motors Acceptance Corporation,
            6.00%-9.63%, 7/15/01-2/1/02................     50,486
    13,967 General Motors Corporation, 9.13%-9.22%,
            7/15/01-7/18/01............................     13,881
     7,523 Household Finance Corporation,
            6.60%-9.13%, 7/25/01-12/17/01..............      7,492
     1,003 IBM Corporation, 6.00%, 7/9/01..............      1,000
     2,006 International Lease Financing Corporation,
            6.38%, 8/1/01..............................      2,004
     7,037 John Deere Credit Corporation, 5.35%,
            10/23/01...................................      7,034
     4,016 National Rural Utility Cooperative, 5.14%,
            10/22/01...................................      4,013
     4,025 Pharmacia Corporation, 5.38%, 12/01/01......      4,025
     3,509 Wal-Mart Stores, Inc. 6.15%, 8/10/01........      3,509
----------                                              ----------
   215,972                                                 215,350
----------                                              ----------

Variable Rate Notes--11.1%
     4,008 American General Finance Corporation,
            4.15%, 9/14/01.............................      4,002
    20,000 AT&T Corporation, 4.78%, 7/13/01............     20,000
     9,018 Citigroup, 4.14%-4.24%, 8/13/01-9/6/01......      9,510
     9,512 CIT Group Holdings, 4.68%, 7/23/01..........      9,010
    14,502 Ford Motor Credit, 4.15%-4.21%,
            8/20/01-8/23/01............................     14,497
     2,001 General Motors Acceptance Corporation,
            4.50%, 8/6/01..............................      2,000
    32,073 Household Finance Corporation,
            3.86%-5.16%, 7/2/01-9/27/01................     32,035
    20,000 National Rural Utility Cooperative Finance
            Corporation, 4.27%-4.79%,
            7/17/01-8/6/01.............................     20,000
    26,932 Paccar Financial Corporation, 3.78%-4.46%,
            7/26/01-9/27/01............................     26,930
     8,755 Unilever Capital NV, 3.97%, 9/7/01..........      8,752
----------                                              ----------
   146,801                                                 146,736
----------                                              ----------

        ----------------------------------------------------- ----------
        Principal                                              Amortized
        Amount                                                      Cost
        ----------------------------------------------------- ----------

        Demand Note--1.0%
        $    13,082 American Express Corporation, VRN
        -----------  3.62%, 7/1/01........................... $   13,082

                                                              ----------
            436,565                                              435,838
        -----------                                           ----------

        Commercial Paper--67.3%
        Industrials--Capital Goods--14.2%
             66,582 General Electric Capital International
                     Funding, 3.65%-4.02%, 7/9/01-8/24/01....     66,342
             67,295 General Electric Capital Services
                     Corporation, 3.64%-4.00%,
                     7/11/01-8/20/01.........................     67,110
             19,273 John Deere Bank, 3.98%-4.00%,
                     7/3/01-7/11/01..........................     19,262
             18,000 John Deere Credit, Ltd.--Australia,
                     3.93%-4.01%, 7/13/01-7/27/01............     17,960
             16,071 John Deere B.V., 3.88%-3.98%,
                     7/11/01-8/7/01..........................     16,036
              1,075 Paccar Financial Corporation, 3.85%,
        -----------  8/13/01.................................      1,070
                                                              ----------
            188,296                                              187,780
        -----------                                           ----------
        Insurance--12.5%
             68,228 American General Corporation,
                     3.71%-4.25%, 7/12/01-8/16/01............     68,041
             50,971 American General Finance Corporation,
                     3.64%-4.25%, 7/20/01-8/20/01............     50,829
              7,419 Aon Corporation, 4.00%-4.20%,
                     7/13/01-7/18/01.........................      7,407
             10,000 General Re Corporation, 4.20%, 7/9/01....      9,989
             15,000 Metlife Funding, 3.63%-3.65%,
                     7/27/01-9/28/01.........................     14,927
              5,003 Prudential Funding Corporation, 3.73%,
                     8/21/01.................................      4,976
              9,243 USAA Capital Corporation, 3.95%-3.98%,
        -----------  7/10/01-8/15/01.........................      9,223
                                                              ----------
            165,864                                              165,392
        -----------                                           ----------
        Energy--6.6%
             67,500 Chevron U.K. Investment, plc,
                     3.60%-4.02%, 7/5/01-9/21/01.............     67,235
             20,000 Halliburton Company, 3.84%-3.85%,
        -----------  8/9/01-8/10-01..........................     19,913
                                                              ----------
             87,500                                               87,148
        -----------                                           ----------
        Utilities--Telephone--6.5%
             19,132 SBC Communications Corporation,
                     3.83%-4.00%, 7/9/01-7/27/01.............     19,089
             67,475 Verizon Global Funding, 3.64%-3.92%,
        -----------  7/27/01-8/10/01.........................     67,238
                                                              ----------
             86,607                                               86,327
        -----------                                           ----------
        Diversified Financials--6.5%
             22,933 American Express Corporation,
                     3.86%-3.99%, 7/10/01-7/18/01............     22,899
             51,471 Associates First Capital BV, 3.67%-4.01%,
                     7/3/01-8/14/01..........................     51,312
              1,221 CIT Group Holdings, 3.95%, 7/20/01.......      1,218
             10,082 Household Finance Corporation,
        -----------  3.62%-3.68%, 8/3/01-8/17/01.............     10,039
                                                              ----------
             85,707                                               85,468
        -----------                                           ----------

                See accompanying Notes to Financial Statements.

40 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Ready Reserves Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all amounts in thousands) (unaudited)

       ------------------------------------------------------- ----------
       Principal                                                Amortized
       Amount                                                        Cost
       ------------------------------------------------------- ----------

       Commercial Paper--(continued)
       Food / Beverage / Tobacco--5.2%
       $    3,250 Campbell Soup Co., 3.73%, 8/27/01........... $    3,230
           57,795 Coca-Cola Enterprises, 3.92%-4.19%,
                   7/5/01-7/24/01.............................     57,707
            8,300 Unilever Capital NV, 3.76%, 7/26/01.........      8,277
       ----------                                              ----------
           69,345                                                  69,214
       ----------                                              ----------
       Pharmaceuticals amd Biotechnology--5.2%
           67,287 American Home Products Corporation,
                   3.75%-4.03%, 7/3/01-8/17/01................     67,139
            1,000 Schering-Plough Corporation, 3.92%,
       ----------  8/16/01....................................        995

                                                               ----------
           68,287                                                  68,134
       ----------                                              ----------
       Materials--3.3%
           44,332 E. I . Du Pont, 3.88%-3.94%, 7/17/01-
       ----------  7/27/01....................................     44,236
                                                               ----------
       Utilities--Energy and Gas--3.2%
           42,970 National Rural Utilities Cooperative Finance
       ----------  Corporation, 3.87%-4.20%,
                   7/13/01-7/30/01............................     42,850
                                                               ----------

----------
VRN = Variable Rate Note

       ----------------------------------------------------- ----------
       Principal                                              Amortized
       Amount                                                      Cost
       ----------------------------------------------------- ----------

       Commercial Paper--(continued)
       Media--2.2%
       $   15,000 McGraw-Hill Company, 3.84%, 8/13/01....... $   14,930
           14,000 Washington Post Company, 3.97%-4.72%,
       ----------  7/6/01-711/01............................     13,987
                                                             ----------
           29,000                                                28,917
       ----------                                            ----------
       Technology Hardware and Equipment--1.6%
           21,000 Hewlett Packard Co., 3.70%-3.96%,
       ----------  7/24/01-9/4/01...........................     20,925
                                                             ----------
       Household and Personal Products--.3%
            3,928 Kimberly-Clark Corporation, 3.62%, 8/23/01      3,906
       ----------                                            ----------
          892,836 Total Commercial Paper....................    890,297
       ----------                                            ----------
       $1,329,401 Total Investments--100.3%.................  1,326,135
       ==========                                            ==========
                  Liabilities, plus cash and other
                   assets--(0.3)%...........................     (4,446)

                                                             ----------
                  Net assets--100.0%........................ $1,321,689
                                                             ==========
                  Portfolio Weighted Average Maturity.......    43 Days

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 41

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------

June 30, 2001 (all dollar amounts in thousands) (unaudited)


                                                                                      Tax-   Large    Small
                                                                                   Managed     Cap      Cap  International
                                                                           Growth   Growth  Growth   Growth         Growth
                                                                             Fund     Fund    Fund     Fund           Fund
                                                                         --------  ------- -------  -------  -------------
Assets
Investments in securities, at cost...................................... $374,460  $6,034  $ 9,451  $32,839    $403,316
                                                                         --------  ------  -------  -------    --------
Investments in securities, at market value.............................. $454,660  $6,028  $ 8,755  $38,793    $404,448
Cash....................................................................       --       1       --       --          --
Foreign currency, at value..............................................       --      --       --       --         619
Receivable for fund shares sold.........................................       47      --       --      130         801
Receivable for investment securities sold...............................       --      --       --    2,026       3,312
Receivable from Advisor.................................................       --      10        3       17          --
Dividend and interest receivable........................................      185       3        4        1         686
Prepaid insurance.......................................................        6      --       --       --           4
Deferred organization costs.............................................       --      --       --       --          --
                                                                         --------  ------  -------  -------    --------
     Total assets.......................................................  454,898   6,042    8,762   40,967     409,870
Liabilities
Payable for investment securities purchased.............................       --      --       --      793       2,792
Payable for fund shares redeemed........................................      309      --       --       20         124
Management fee payable..................................................      275       4        6       24         374
Distribution and shareholder services fee payable.......................       16      --       --        2          32
Dividend payable........................................................       --      --       --       --          --
Other accrued expenses..................................................      159       8        3       15         156
                                                                         --------  ------  -------  -------    --------
     Total liabilities..................................................      759      12        9      854       3,478
                                                                         --------  ------  -------  -------    --------
       Net Assets....................................................... $454,139  $6,030  $ 8,753  $40,113    $406,392
                                                                         ========  ======  =======  =======    ========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest............................ $     40  $    1  $     1  $     2    $     25
  Capital paid in excess of par value...................................  367,634   6,545   12,265   35,582     409,524
  Accumulated net investment income (loss)..............................     (627)     (5)     (23)    (131)        746
  Accumulated realized gain (loss)......................................    6,892    (505)  (2,794)  (1,294)     (3,872)
  Net unrealized appreciation (depreciation) of investments and foreign
   currencies...........................................................   80,200      (6)    (696)   5,954         (31)
                                                                         --------  ------  -------  -------    --------
       Net Assets....................................................... $454,139  $6,030  $ 8,753  $40,113    $406,392
                                                                         ========  ======  =======  =======    ========

                See accompanying Notes to Financial Statements.

42 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------

June 30, 2001 (all dollar amounts in thousands) (unaudited)



                                                                                    Disciplined     Value                Ready
                                                                                      Large Cap Discovery   Income    Reserves
                                                                                           Fund      Fund     Fund        Fund
                                                                                    ----------- --------- --------  ----------
Assets
Investments in securities, at cost.................................................   $4,850    $107,898  $170,748  $1,326,135
                                                                                      ------    --------  --------  ----------
Investments in securities, at market value.........................................   $4,939    $135,849  $172,813  $1,326,135
                                                                                      ------    --------  --------  ----------
Cash...............................................................................       --          --        --          --
Foreign currency, at value.........................................................       --          --        --          --
Receivable for fund shares sold....................................................       --         232         5      13,108
Receivable for investment securities sold..........................................       42          --     7,834          --
Receivable from Advisor............................................................       17          --        --          --
Dividend and interest receivable...................................................        4         118     1,697       5,858
Prepaid insurance..................................................................       --           1         2          17
Deferred organization costs........................................................       --           4        --          --
                                                                                      ------    --------  --------  ----------
     Total assets..................................................................    5,002     136,204   182,351   1,345,118
Liabilities
Payable for investment securities purchased........................................       38       6,555     6,977       6,146
Payable for fund shares redeemed...................................................       --          57       411      16,121
Management fee payable.............................................................        3         115        78         171
Distribution and shareholder services fee payable..................................       --           3         1         370
Dividend payable...................................................................       --          --        --         400
Other accrued expenses.............................................................       20          40        35         221
                                                                                      ------    --------  --------  ----------
     Total liabilities.............................................................       61       6,770     7,502      23,429
                                                                                      ------    --------  --------  ----------
       Net Assets..................................................................   $4,941    $129,434  $174,849  $1,321,689
                                                                                      ======    ========  ========  ==========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest.......................................   $    1    $      7  $     17  $    1,322
  Capital paid in excess of par value..............................................    5,823      97,399   180,686   1,320,471
  Accumulated net investment income (loss).........................................        1         256       636          81
  Accumulated realized gain (loss).................................................    (973)       3,821    (8,555)       (185)
  Net unrealized appreciation (depreciation) of investments and foreign currencies.       89      27,951     2,065          --
                                                                                      ------    --------  --------  ----------
     Net Assets....................................................................   $4,941    $129,434  $174,849  $1,321,689
                                                                                      ======    ========  ========  ==========

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 43

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------

June 30, 2001 (all dollar amounts in thousands) (unaudited)


                                            Tax-      Large      Small
                                         Managed        Cap        Cap International
                                 Growth   Growth     Growth     Growth        Growth
                                   Fund     Fund       Fund       Fund          Fund
                             ---------- -------- ---------- ---------- -------------
Class I Shares
  Net Assets................   $375,191 $  5,807 $    8,177 $   31,834  $   245,637
  Shares Outstanding........ 32,737,081  629,569  1,148,656  2,015,500   14,860,334
  Net Asset Value Per Share.     $11.46 $   9.22 $     7.12 $    15.79  $     16.53
Class N Shares
  Net Assets................    $78,942 $    218 $      573 $    8,269  $   160,745
  Shares Outstanding........  6,918,123   23,715     80,628    524,854    9,783,196
  Net Asset Value Per Share.     $11.41 $   9.18 $     7.09 $    15.75  $     16.43

                             Disciplined
                                   Large      Value                      Ready
                                     Cap  Discovery      Income       Reserves
                                    Fund       Fund        Fund           Fund
                             ----------- ---------- ----------- --------------
Class I Shares
  Net Assets................    $4,448   $  112,886 $   160,524
  Shares Outstanding........   541,620    5,986,492  15,549,756
  Net Asset Value Per Share.     $8.21   $    18.86 $     10.32
Class N Shares
  Net Assets................      $488   $   16,537 $    14,318 $    1,321,689
  Shares Outstanding........    59,588      876,169   1,389,564  1,321,792,658
  Net Asset Value Per Share.     $8.19   $    18.87 $     10.30 $         1.00

                See accompanying Notes to Financial Statements.

44 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------

for the Period Ended June 30, 2001 (all amounts in thousands) (unaudited)


                                                                                           Tax-   Large   Small
                                                                                        Managed     Cap     Cap  International
                                                                                Growth   Growth  Growth  Growth         Growth
                                                                                  Fund     Fund    Fund    Fund           Fund
                                                                              --------  ------- -------  ------  -------------
Investment income
  Interest................................................................... $    280   $   4  $     4  $   13    $     58
  Dividends..................................................................    1,485      22       24      86       3,565
  Less foreign tax withheld..................................................       (6)     --       --      --        (305)
                                                                              --------   -----  -------  ------    --------
    Total Income.............................................................    1,759      26       28      99       3,318
Expenses
  Investment advisory fees...................................................    1,837      22       36     182       1,896
  Distribution fees..........................................................      111      --       --       9         176
  Shareholder services fees..................................................        1      --       --       1           2
  Custodian fees.............................................................       63      31       24      29         229
  Transfer agent fees........................................................       98      22       21      34          82
  Professional fees..........................................................       35       7        8      11          33
  Registration fees..........................................................       32      32       30      32          44
  Organization costs.........................................................       --      --       --      --          --
  Other expenses.............................................................      209       3        1      16         110
                                                                              --------   -----  -------  ------    --------
    Total expenses before waiver.............................................    2,386     117      120     314       2,572
     Less expenses waived and absorbed by the Company........................       --     (86)     (69)    (84)         --
                                                                              --------   -----  -------  ------    --------
    Net expenses.............................................................    2,386      31       51     230       2,572
                                                                              --------   -----  -------  ------    --------
    Net investment income (loss).............................................     (627)     (5)     (23)   (131)        746
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..................................    6,286    (411)  (2,296)   (687)        901
    Net realized gain (loss) on foreign currency
     transactions and other assets and liabilities...........................       --      --       --      --         (66)
                                                                              --------   -----  -------  ------    --------
    Total net realized gain (loss)...........................................    6,286    (411)  (2,296)   (687)        835
Change in net unrealized appreciation (depreciation) on investments and other
 assets and liabilities......................................................  (61,699)    (40)     688   6,906     (32,494)
                                                                              --------   -----  -------  ------    --------
Net increase (decrease) in net assets resulting from operations.............. $(56,040)  $(456) $(1,631) $6,088    $(30,913)
                                                                              ========   =====  =======  ======    ========


                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 45

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------

for the Period Ended June 30, 2001 (all dollar amounts in thousands)
(unaudited)



                                                                                                  Disciplined     Value
                                                                                                    Large Cap Discovery Income
                                                                                                         Fund      Fund   Fund
                                                                                                  ----------- --------- ------
Investment income
  Interest.......................................................................................    $   3     $    42  $5,849
  Dividends......................................................................................       23         878      --
  Less foreign tax withheld......................................................................       --          --      --
                                                                                                     -----     -------  ------
    Total Income.................................................................................       26         920   5,849
Expenses
  Investment advisory fees.......................................................................       19         547     500
  Distribution fees..............................................................................       --          15       9
  Shareholder services fees......................................................................       --          --      --
  Custodian fees.................................................................................       35          36      33
  Transfer agent fees............................................................................       20          26      26
  Professional fees..............................................................................        8          19      32
  Registration fees..............................................................................       32          33      32
  Organization costs.............................................................................       --           4      --
  Other expenses.................................................................................        7          24      61
                                                                                                     -----     -------  ------
    Total expenses before waiver.................................................................      121         704     693
     Less expenses waived and absorbed by the Company............................................      (96)        (40)     --
                                                                                                     -----     -------  ------
    Net expenses.................................................................................       25         664     693
                                                                                                     -----     -------  ------
    Net investment income (loss).................................................................        1         256   5,156
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities....................................................................
    Net realized gain (loss) on investments......................................................     (585)      3,894     598
    Net realized gain (loss) on foreign currency transactions and other assets and liabilities...       --          --      --
                                                                                                     -----     -------  ------
    Total net realized gain (loss)...............................................................     (585)      3,894     598
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.....................................................................................      175      10,899     199
                                                                                                     -----     -------  ------
Net increase (decrease) in net assets resulting from operations..................................    $(409)    $15,049  $5,953
                                                                                                     =====     =======  ======

                                                                                                     Ready
                                                                                                  Reserves
                                                                                                      Fund
                                                                                                  --------
Investment income
  Interest....................................................................................... $37,159
  Dividends......................................................................................      --
  Less foreign tax withheld......................................................................      --
                                                                                                  -------
    Total Income.................................................................................  37,159
Expenses
  Investment advisory fees.......................................................................   1,592
  Distribution fees..............................................................................      --
  Shareholder services fees......................................................................   2,324
  Custodian fees.................................................................................     133
  Transfer agent fees............................................................................     244
  Professional fees..............................................................................      60
  Registration fees..............................................................................      56
  Organization costs.............................................................................      --
  Other expenses.................................................................................     332
                                                                                                  -------
    Total expenses before waiver.................................................................   4,741
     Less expenses waived and absorbed by the Company............................................      --
                                                                                                  -------
    Net expenses.................................................................................   4,741
                                                                                                  -------
    Net investment income (loss).................................................................  32,418
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities....................................................................
    Net realized gain (loss) on investments......................................................      --
    Net realized gain (loss) on foreign currency transactions and other assets and liabilities...      --
                                                                                                  -------
    Total net realized gain (loss)...............................................................      --
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.....................................................................................      --
                                                                                                  -------
Net increase (decrease) in net assets resulting from operations.................................. $32,418
                                                                                                  =======

                See accompanying Notes to Financial Statements.

46 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

for the Period Ended June 30, 2001 and the Year Ended December 31, 2000 (all amounts in thousands) (unaudited)


                                                                        Tax-             Large              Small
                                                                     Managed               Cap                Cap
                                                      Growth          Growth            Growth             Growth
                                                        Fund            Fund              Fund               Fund
                                        -------------------  --------------  ----------------  -----------------
                                            2001       2000    2001    2000     2001     2000     2001      2000
                                        --------  ---------  ------  ------  -------  -------  -------  --------
Operations
  Net investment income (loss)......... $   (627) $    (869) $   (5) $   --  $   (23) $   (37) $  (131) $   (208)
  Net realized gain (loss) on
   investments, foreign currency
   transactions and other assets and
   liabilities.........................    6,286    184,622    (411)    (94)  (2,296)    (498)    (687)      490
  Change in net unrealized
   appreciation (depreciation) on
   investments, foreign currency
   transactions and other assets and
   liabilities.........................  (61,699)  (230,337)    (40)     16      688   (1,400)   6,906    (1,069)
                                        --------  ---------  ------  ------  -------  -------  -------  --------
   Net increase (decrease) in net
    assets resulting from operations...  (56,040)   (46,584)   (456)    (78)  (1,631)  (1,935)   6,088      (787)
Distributions to shareholders
 from
  Net investment income................       --         --      --      --       --       --       --        --
  Net realized gain....................       --   (176,855)     --      --       --       --       --      (889)
                                        --------  ---------  ------  ------  -------  -------  -------  --------
                                              --   (176,855)     --      --       --       --       --      (889)
Capital stock transactions
  Net proceeds from sale of shares.....   26,690    138,353   1,655   4,076    1,143   14,161   11,990    43,346
  Shares issued in reinvestment of
   income dividends and capital gain
   distributions.......................       --    162,100      --      --       --       --       --       867
  Less cost of shares redeemed.........  (67,498)  (344,470)   (170)    (15)  (1,754)  (2,384)  (6,743)  (20,105)
                                        --------  ---------  ------  ------  -------  -------  -------  --------
   Net increase (decrease) in net
    assets from capital share
    transactions.......................  (40,808)   (44,017)  1,485   4,061     (611)  11,777    5,247    24,108
                                        --------  ---------  ------  ------  -------  -------  -------  --------
  Increase (decrease) in net assets....  (96,848)  (267,456)  1,029   3,983   (2,242)   9,842   11,335    22,432
Net assets
  Beginning of period..................  550,987    818,443   5,001   1,018   10,995    1,153   28,778     6,346
                                        --------  ---------  ------  ------  -------  -------  -------  --------
  End of period........................ $454,139  $ 550,987  $6,030  $5,001  $ 8,753  $10,995  $40,113  $ 28,778
Undistributed net investment
 income (loss) at the end of the period $   (627) $      --  $   (5) $   --  $   (23) $    --  $  (131) $     --
                                        ========  =========  ======  ======  =======  =======  =======  ========

                                               International
                                                      Growth
                                                        Fund
                                        -------------------
                                            2001       2000
                                        --------  ---------
Operations
  Net investment income (loss)......... $    746  $    (773)
  Net realized gain (loss) on
   investments, foreign currency
   transactions and other assets and
   liabilities.........................      835     55,059
  Change in net unrealized
   appreciation (depreciation) on
   investments, foreign currency
   transactions and other assets and
   liabilities.........................  (32,494)   (84,922)
                                        --------  ---------
   Net increase (decrease) in net
    assets resulting from operations...  (30,913)   (30,636)
Distributions to shareholders
 from
  Net investment income................       --       (841)
  Net realized gain....................       --    (58,967)
                                        --------  ---------
                                              --    (59,808)
Capital stock transactions
  Net proceeds from sale of shares.....  152,867    391,472
  Shares issued in reinvestment of
   income dividends and capital gain
   distributions.......................       --     56,818
  Less cost of shares redeemed.........  (49,450)  (326,047)
                                        --------  ---------
   Net increase (decrease) in net
    assets from capital share
    transactions.......................  103,417    122,243
                                        --------  ---------
  Increase (decrease) in net assets....   72,504     31,799
Net assets
  Beginning of period..................  333,888    302,089
                                        --------  ---------
  End of period........................ $406,392  $ 333,888
Undistributed net investment
 income (loss) at the end of the period $    746  $      --
                                        ========  =========

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 47

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

for the Period Ended June 30, 2001 and the Year Ended December 31, 2000 (all amounts in thousands) (unaudited)



                                                             Disciplined               Value
                                                               Large Cap           Discovery             Income
                                                                    Fund                Fund               Fund
                                                     ------  ----------- --------  --------- --------  --------  -----------
                                                       2001         2000     2001       2000     2001      2000         2001
                                                     ------  ----------- --------  --------- --------  --------  -----------
Operations
  Net investment income (loss)...................... $    1    $   (6)   $    256  $    349  $  5,156  $ 10,567  $    32,418
  Net realized gain (loss) on investments, foreign
   currency transactions and other assets and
   liabilties.......................................   (585)     (388)      3,894       167       598    (3,283)          --
  Change in net unrealized appreciation
   (depreciation) on investments, foreign currency
   transactions and other assets and liabilities....    175      (104)     10,899     9,926       199     8,811           --
                                                     ------    ------    --------  --------  --------  --------  -----------
   Net increase (decrease) in net assets resulting
    from operations.................................   (409)     (498)     15,049    10,442     5,953    16,095       32,418
Distributions to shareholders from
   Net investment income............................     --        --          --      (373)   (4,588)  (10,749)     (32,418)
   Net realized gain................................     --        --          --        --        --        --           --
                                                     ------    ------    --------  --------  --------  --------  -----------
                                                         --        --          --      (373)   (4,588)  (10,749      (32,418)
Capital stock transactions
  Net proceeds from sale of shares..................  1,740     3,418      52,521    28,669    18,795    38,982    2,636,487
  Shares issued in reinvestment of income
   dividends and capital gain distributions.........     --        --          --       356     3,388     7,908       32,148
  Less cost of shares redeemed......................   (624)     (204)    (12,229)  (13,424)  (16,445)  (57,865)  (2,686,126)
                                                     ------    ------    --------  --------  --------  --------  -----------
   Net increase (decrease) in net assets from
    capital stock transactions......................  1,116     3,214      40,292    15,601     5,738   (10,975)     (17,491)
                                                     ------    ------    --------  --------  --------  --------  -----------
  Increase (decrease) in net assets.................    707     2,716      55,341    25,670     7,103    (5,629)     (17,491)
Net assets..........................................
  Beginning of period...............................  4,234     1,518      74,093    48,423   167,746   173,375    1,339,180
                                                     ------    ------    --------  --------  --------  --------  -----------
  End of period..................................... $4,941    $4,234    $129,434  $ 74,093  $174,849  $167,746  $ 1,321,689
Undistributed net investment income (loss) at the
 end of the period.................................. $    1    $   --    $    256  $     --  $    636  $     68  $        81
                                                     ======    ======    ========  ========  ========  ========  ===========

                                                           Ready
                                                        Reserves
                                                            Fund
                                                     -----------
                                                            2000
                                                     -----------
Operations
  Net investment income (loss)...................... $    67,428
  Net realized gain (loss) on investments, foreign
   currency transactions and other assets and
   liabilties.......................................         (24)
  Change in net unrealized appreciation
   (depreciation) on investments, foreign currency
   transactions and other assets and liabilities....          --
                                                     -----------
   Net increase (decrease) in net assets resulting
    from operations.................................      67,404
Distributions to shareholders from
   Net investment income............................     (67,404)
   Net realized gain................................          --
                                                     -----------
                                                         (67,404)
Capital stock transactions
  Net proceeds from sale of shares..................   5,125,455
  Shares issued in reinvestment of income
   dividends and capital gain distributions.........      65,976
  Less cost of shares redeemed......................  (4,905,054)
                                                     -----------
   Net increase (decrease) in net assets from
    capital stock transactions......................     286,377
                                                     -----------
  Increase (decrease) in net assets.................     286,377
Net assets..........................................
  Beginning of period...............................   1,052,803
                                                     -----------
  End of period..................................... $ 1,339,180
Undistributed net investment income (loss) at the
 end of the period.................................. $        81
                                                     ===========

                See accompanying Notes to Financial Statements.

48 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following nine portfolios (the "Portfolios"), each with its own investment objectives and policies.

Equity Portfolios     International Portfolio
Growth                International Growth
Tax-Managed Growth    Fixed Income Portfolio
Large Cap Growth      Income
Small Cap Growth      Money Market Portfolio
Disciplined Large Cap Ready Reserves
Value Discovery

The investment objectives of the Portfolios are as follows:

Equity....... Long term capital appreciation.
International Long term capital appreciation.
Fixed Income. High level of current income consistent relative to stability of principal.
Money Market. Current income, stable share price and daily liquidity.

(b) Share Classes

Prior to September 30, 1999, the Portfolios only offered N shares. Five different classes of shares currently exist. The table below describes the Class I and Class N shares that are covered by this report:

Class                                   Description
-----                                   -----------
  I   Class I shares are sold to a limited group of investors, are not subject to an initial or contingent deferred sales charge andgenerally have lower ongoing expenses than the other classes.
  N   Class N shares are sold only to investors who acquire the shares directly through the Fund's distributor or a select number offinancial intermediaries, without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed-income securities are valued based on market quotations or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities are valued at fair value as determined in good faith by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d) Investment income and investment transactions

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates

June 30, 2001                                            William Blair Funds 49
shown in the Portfolio of Investments schedule for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on June 30, 2001. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization for short term securities (maturities less than one year) and the effective interest method for long term securities (maturities greater than one year).

In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the ''Guide''). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The revised version of the Guide will also require paydown gains and losses on mortgage -- and asset-backed securities to be presented as interest income as opposed to a component of realized gains and losses. These changes in the Guide will have no impact on the Fund, as the Fund is already in compliance with these new policies.

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, Disciplined Large Cap, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain of capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios.

(f) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios' policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on a daily basis.

(g) Foreign Currency Translation and Foreign Currency Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign exchange forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

50 Semi-Annual Report                                             June 30, 2001

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 2000, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

                                    Year of Expiration
-                     ----------------------------------------------
      Portfolio        2002 2003  2004 2005 2006  2007   2008  Total
      ---------        ---- ----  ---- ---- ----  ----   ----  -----
Tax-Managed Growth...    --  --     --  --   --     -- $   94 $   94
Large Cap Growth.....    --  --     --  --   --     --    493    493
Disciplined Large Cap    --  --     --  --   --     --    367    367
Income............... 1,258 955  2,156  --   --  1,249  3,283  8,901
Ready Reserves.......    --  --    108   1    1     51     24    185

The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (in thousands) of $1,139 and $1,227 in 2000 and 1999, respectively, all of which has been reclassified from unrealized gain on investments to undistributed net investment income. In addition, the Portfolio recorded net realized losses of $380 on sales of PFICs during 2000, of which $1,227 had been recognized as income in prior years.

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a.) Management and Expense Limitation Agreements


Each Portfolio has a management agreement with the William Blair & Company LLC (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios
-----------------
Growth............... 0.75%
Tax-Managed Growth... 0.80%
Large Cap Growth..... 0.80%
Small Cap Growth..... 1.10%
Disciplined Large Cap 0.80%
Value Discovery...... 1.15%

Fixed Income Portfolio
----------------------
  Income*
  First $250 million.. 0.25%
  Remainder........... 0.20%

International Portfolios
------------------------
  International Growth
  First $250 million.... 1.10%
  Remainder............. 1.00%

Money Market Portfolio
----------------------
Ready Reserves
First $250 million..... 0.275%
Next $250 million...... 0.250%
Next $2 billion........ 0.225%
In excess of $2 billion 0.200%

*Management fee also includes a fee of 5% of gross income.


June 30, 2001                                            William Blair Funds 51

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2002, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                                               Class I Class N
                                               ------- -------
                  Tax-Managed Growth..........  1.11%   1.36%
                  Large Cap Growth............  1.11%   1.36%
                  Small Cap Growth............  1.33%   1.58%
                  Disciplined Large Cap Equity  1.00%   1.25%
                  Value Discovery.............  1.35%   1.60%

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees.

For a period of five years subsequent to April 30, 2001, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated above. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated above.

For the period ended June 30, 2001, the investment advisory fees paid by the Portfolios and related fee waivers were as follows (in thousands) :

                                                           Expense
                                           Gross    Fee   Absorbed
              Portfolio             Advisory Fee Waiver by Advisor
              ---------             ------------ ------ ----------
              Growth...............    $1,837     $ --     $ --
              Tax-Managed Growth...        22       22       64
              Large Cap Growth.....        36       36       33
              Small Cap Growth.....       182       84       --
              International Growth.     1,896       --       --
              Disciplined Large Cap        19       19       77
              Value Discovery......       547       40       --
              Income...............       500       --       --
              Ready Reserves.......     1,592       --       --

(b.) Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees paid by the Portfolios to the Company, for the period ended June 30, 2001, were as follows (in thousands):

                                                 Distribution
                       Portfolio                         Fees
                       ---------                 ------------
                       Growth...................     $111
                       Tax-Managed Growth.......       --
                       Large Cap Growth.........       --
                       Small Cap Growth.........        9
                       International Growth.....      176
                       Disciplined Large Cap....       --
                       Value Discovery..........       15
                       Income...................        9
                       Ready Reserves...........       --

52 Semi-Annual Report                                             June 30, 2001

(c.) Trustees.

The Portfolios paid fees of $120,000 to non-affiliated trustees of the Portfolio for the period ended June 30, 2001.

(d.) Investments in Affiliated Fund

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January 2001, the Fund may invest in the William Blair Ready Reserves Portfolio (''Ready Reserves''), an open-end money market portfolio managed by the Advisor. Ready Reserves is used as a cash management option to the other Portfolios in the Fund. The Advisor is obligated to waive any management fees earned by Ready Reserves on such investments. Distributions received from Ready Reserves are reflected as dividend income in the statement of operations. Amounts relating to the Portfolio's investments in Ready Reserves were as follows for the period ended June 30, 2001 (in thousands):

                                                                 Percent
                                          Sales Dividend          of Net
       Portfolio             Purchases Proceeds   Income   Value  Assets
       ---------             --------- -------- -------- ------- -------
       Growth............... $118,624  $ 99,345   $689   $19,279   4.2%
       Tax-Managed Growth...    2,085     1,500     13       585   9.7
       Large Cap Growth.....    3,168     2,617      6       551   6.3
       Small Cap Growth.....   17,691    15,781     70     1,910   4.8
       International Growth.  166,267   113,262    555    53,005  13.0
       Disciplined Large Cap    1,372     1,331      3        41   0.9
       Value Discovery......   53,458    34,621    169    18,837  14.6
       Income...............       --        --     --        --    --

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2001 were as follows (in thousands):

Portfolio             Purchases    Sales
---------             ---------    -----
Growth............... $195,615  $216,229
Tax-Managed Growth...    2,110       655
Large Cap Growth.....    4,376     4,515
Small Cap Growth.....   25,645    20,021
International Growth.  267,886   196,031
Disciplined Large Cap    4,396     3,287
Value Discovery......   52,584    18,202
Income...............   73,305    65,719

The cost of investments for federal income tax purposes and related gross unrealized appreciation, depreciation and net unrealized appreciation/depreciation at June 30, 2001, were as follows (in thousands):

                                                                      Net
                                         Gross        Gross    Unrealized
                          Cost of   Unrealized   Unrealized Appreciation/
Portfolio             Investments Appreciation Depreciation  Depreciation
---------             ----------- ------------ ------------  ------------
Growth...............  $374,460     $108,887     $28,687       $80,200
Tax-managed Growth...     6,034          562         568            (6)
Large Cap Growth.....     9,451          795       1,491          (696)
Small Cap Growth.....    32,839        7,764       1,810         5,954
International Growth.   403,316       34,441      34,472           (31)
Disciplined Large Cap     4,850          442         353            89
Value Discovery......   107,898       29,350       1,399        27,951
Income...............   170,748        3,190       1,125         2,065

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements.

June 30, 2001                                            William Blair Funds 53

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of Class I and Class N of each Portfolio (in thousands):

                                                                   Sales (Dollars)
-                     ------------------------------------------------------------
                         Period Ended June 30, 2001 Period Ended December 31, 2000
-                     ----------------------------- ------------------------------
Portfolio             Class I    Class N      Total  Class I    Class N      Total
---------             -------    -------      ----- -------     -------      -----
Growth............... $14,904 $   11,773 $   26,677 $41,505  $   95,836 $  137,341
Tax-Managed Growth...   1,572         83      1,655   3,906         167      4,073
Large Cap Growth.....     664        467      1,131  13,996         149     14,145
Small Cap Growth.....   6,258      5,626     11,884  33,486       7,227     40,713
International Growth.  67,245     80,701    147,946  49,898     339,074    388,972
Disciplined Large Cap   1,402        338      1,740   2,925         339      3,264
Value Discovery......  44,865      7,596     52,461  19,751       8,394     28,145
Income...............   9,916      4,253     14,169  23,281      14,058     37,339
Ready Reserves.......      --  2,636,487  2,636,487      --   5,125,455  5,125,455

                                               Dividend Distributions (Dollars)
-                     ---------------------------------------------------------
                      Period Ended June 30, 2001 Period Ended December 31, 2000
-                     -------------------------  ------------------------------
Portfolio             Class I  Class N    Total     Class I   Class N     Total
---------             -------  -------    -----   -------    -------    -----
Growth...............  $ (157) $    (1) $  (158) $130,306   $31,444   $161,750
Tax-Managed Growth...      --       --       --        --        --         --
Large Cap Growth.....      --       --       --        --        --         --
Small Cap Growth.....      --       --       --       723        99        822
International Growth.      --       --       --    36,573    20,022     56,595
Disciplined Large Cap      --       --       --        --        --         --
Value Discovery......      --       --       --       337        19        356
Income...............   3,130      248    3,378     7,261       632      7,893
Ready Reserves.......      --   32,148   32,148        --    65,976     65,976

                                                             Redemptions (Dollars)
-                     ------------------------------------------------------------
                         Period Ended June 30, 2001 Period Ended December 31, 2000
-                     ----------------------------- ------------------------------
Portfolio             Class I    Class N      Total  Class I    Class N      Total
---------             -------    -------      -----  -------    -------      -----
Growth............... $41,720 $   24,505 $   66,225 $139,067 $  205,013 $  344,080
Tax-Managed Growth...     123         23        146       15         --         15
Large Cap Growth.....   1,697         --      1,697    2,356          9      2,365
Small Cap Growth.....   3,358      1,757      5,115   15,843      3,059     18,902
International Growth.  15,378     27,989     43,367   77,965    246,638    324,603
Disciplined Large Cap     311        116        427      204         --        204
Value Discovery......   9,798      2,208     12,006   10,227      2,759     12,986
Income...............  10,351        827     11,178   36,826     19,971     56,797
Ready Reserves.......      --  2,686,126  2,686,126       --  4,905,054  4,905,054

                      Net Change in Net Assets relating to Fund Share Activity (Dollars)
-                     -----------------------------------------------------------------
                              Period Ended June 30, 2001     Period Ended December 31, 2000
-                     ---------------------------------     ------------------------------
Portfolio                Class I          Class N     Total  Class I      Class N     Total
---------              -------          -------       ----- -------       -------     -----
Growth............... $(26,973)        $(12,733)  $(39,706) $32,744     $(77,733) $(44,989)
Tax-Managed Growth...    1,449               60      1,509    3,891          167     4,058
Large Cap Growth.....   (1,033)             467       (566)  11,640          140    11,780
Small Cap Growth.....    2,900            3,869      6,769   18,366        4,267    22,633
International Growth.   51,867           52,712    104,579    8,506      112,458   120,964
Disciplined Large Cap    1,091              222      1,313    2,721          339     3,060
Value Discovery......   35,067            5,388     40,455    9,861        5,654    15,515
Income...............    2,695            3,674      6,369   (6,284)      (5,281)  (11,565)
Ready Reserves.......       --          (17,491)   (17,491)      --      286,377   286,377

54 Semi-Annual Report                                             June 30, 2001

                                                                  Sales (Shares)
-                     ----------------------------------------------------------
                       Period Ended June 30, 2001  Period Ended December 31, 2000
-                     ---------------------------  ------------------------------
Portfolio             Class I    Class N     Total Class I     Class N      Total
---------             -------    -------     -----  -------  -------     -----
Growth...............   1,258        998     2,256   2,066      4,784      6,850
Tax-Managed Growth...     168          9       177     380         16        396
Large Cap Growth.....      84         65       149   1,410         16      1,426
Small Cap Growth.....     451        398       849   2,289        451      2,740
International Growth.   3,998      4,724     8,722   2,077     14,244     16,321
Disciplined Large Cap     174         39       213     285         33        318
Value Discovery......   2,551        435     2,986   1,321        554      1,875
Income...............     957        412     1,369   2,337      1,423      3,760
Ready Reserves.......      --  2,636,487 2,636,487      --  5,125,434  5,125,434

                                               Reinvested Distributions (Shares)
  -                     --------------------------------------------------------
                        Period Ended June 30, 2001  Period Ended December 31, 2000
  -                     ------------------------    ------------------------------
  Portfolio             Class I     Class N  Total    Class I     Class N    Total
  ---------              -------    -------  -----   -------     -------   -----
  Growth...............     (13)        --     (13) 10,351       2,506    12,857
  Tax-Managed Growth...      --         --      --      --          --        --
  Large Cap Growth.....      --         --      --      --          --        --
  Small Cap Growth.....      --         --      --      59           8        67
  International Growth.      --         --      --   2,083       1,146     3,229
  Disciplined Large Cap      --         --      --      --          --        --
  Value Discovery......      --         --      --      22           1        23
  Income...............     303         24     327     728          63       791
  Ready Reserves.......      --     32,149  32,149      --      65,976    65,976

                                                            Redemptions (Shares)
-                     ----------------------------------------------------------
                       Period Ended June 30, 2001  Period Ended December 31, 2000
-                     ---------------------------  ------------------------------
Portfolio             Class I    Class N     Total Class I     Class N      Total
---------             -------    -------     ----- -------   -------     -----
Growth...............  3,590       2,063     5,653  7,080      10,257     17,337
Tax-Managed Growth...     13           2        15      1          --          1
Large Cap Growth.....    211          --       211    241           1        242
Small Cap Growth.....    253         129       382  1,144         203      1,347
International Growth.    915       1,660     2,575  3,319      10,290     13,609
Disciplined Large Cap     37          14        51     21          --         21
Value Discovery......    566         131       697    684         185        869
Income...............  1,001          80     1,081  3,702       2,016      5,718
Ready Reserves.......     --   2,686,126 2,686,126     --   4,905,034  4,905,034

                      Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
-                     ------------------------------------------------------------------------
                                 Period Ended June 30, 2001          Period Ended December 31, 2000
-                     ------------------------------------      ----------------------------------
Portfolio                Class I            Class N       Total   Class I        Class N      Total
---------               -------           -------      -----      -------      -------     -----
Growth............... (2,345)            (1,065)     (3,410)     5,337         (2,967)     2,370
Tax-Managed Growth...    155                  7         162        379             16        395
Large Cap Growth.....   (127)                65         (62)     1,169             15      1,184
Small Cap Growth.....    198                269         467      1,204            256      1,460
International Growth.  3,083              3,064       6,147        841          5,100      5,941
Disciplined Large Cap    137                 25         162        264             33        297
Value Discovery......  1,985                304       2,289        659            370      1,029
Income...............    259                356         615       (637)          (530)    (1,167)
Ready Reserves.......     --            (17,490)    (17,490)        --        286,376    286,376

June 30, 2001                                            William Blair Funds 55

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------

Growth Fund



                                                                                                       Class N
                                                          ---------------------------------------------------
                                                          Period Ended              Periods Ended December 31,
                                                          ------------ --------------------------------------
                                                             6/30/2001   2000    1999    1998    1997    1996
                                                             ---------   ----    ----    ----    ----    ----
Net asset value, beginning of period.....................   $ 12.73    $20.10  $17.97  $15.35  $13.48  $11.90
Income (loss) from investment operations:
  Net investment income (loss)...........................     (0.02)    (0.06)  (0.01)     --   (0.02)  (0.01)
  Net realized and unrealized gain (loss) on investments.     (1.30)    (1.52)   3.58    4.12    2.69    2.14
                                                            -------    ------  ------  ------  ------  ------
Total from investment operations.........................     (1.32)    (1.58)   3.57    4.12    2.67    2.13
Less distributions from:
  Net investment income..................................        --        --      --      --      --    0.01
  Net realized gain......................................        --      5.79    1.44    1.50    0.80    0.54
                                                            -------    ------  ------  ------  ------  ------
Total distributions......................................        --      5.79    1.44    1.50    0.80    0.55
                                                            -------    ------  ------  ------  ------  ------
Net asset value, end of period...........................   $ 11.41    $12.73  $20.10  $17.97  $15.35  $13.48
                                                            =======    ======  ======  ======  ======  ======
Total return (%).........................................    (10.37)    (7.47)  19.98   27.15   20.07   17.99
Ratios to average daily net assets (%) (a):
  Expenses...............................................      1.18      1.13    0.86    0.84    0.84    0.79
  Net investment income (loss)...........................     (0.46)    (0.34)  (0.11)  (0.02)  (0.16)  (0.08)

                                                                               Class I
                                                          ---------------------------
                                                                         Periods Ended
                                                          Period Ended    December 31,
                                                          ------------ --------------
                                                             6/30/2001   2000  1999(b)
                                                             ---------   ----  -------
Net asset value, beginning of period.....................   $ 12.77    $20.10  $17.98
Income (loss) from investment operations:
  Net investment income (loss)...........................     (0.01)    (0.01)  (0.01)
  Net realized and unrealized gain (loss) on investments.     (1.30)    (1.53)   3.57
                                                            -------    ------  ------
Total from investment operations.........................     (1.31)    (1.54)   3.56
Less distributions from:
  Net investment income..................................        --        --      --
  Net realized gain......................................        --      5.79    1.44
                                                            -------    ------  ------
Total distributions......................................        --      5.79    1.44
                                                            -------    ------  ------
Net asset value, end of period...........................   $ 11.46    $12.77  $20.10
                                                            =======    ======  ======
Total return (%).........................................    (10.26)    (7.27)  19.91
Ratios to average daily net assets (%) (a):
  Expenses...............................................      0.93      0.88    0.86
  Net investment income (loss)...........................     (0.21)    (0.06)  (0.11)

                                              ---------------------------------------------------------
                                              Period Ended                   Periods Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2001     2000     1999     1998     1997     1996
                                                 ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:...........
  Net assets at end of period (in thousands).   $454,139   $550,987 $818,443 $742,056 $591,353 $501,774
  Portfolio turnover rate (%) (a)............         85         88       52       37       34       43

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.
   Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

56 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------

Tax-Managed Growth Fund



                                                                                         Class N
                                                                   -----------------------------
                                                                                   Periods Ended
                                                                   Period Ended     December 31,
                                                                   ------------ ----------------
                                                                      6/30/2001    2000  1999(b)
                                                                      ---------    ----  -------
Net asset value, beginning of period..............................    $10.08    $ 10.18  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.02)     (0.02)     --
  Net realized and unrealized gain (loss) on investments..........     (0.88)     (0.08)   0.18
                                                                      ------    -------  ------
Total from investment operations..................................     (0.90)     (0.10)   0.18
Less distributions from:
  Net investment income...........................................        --         --      --
  Net realized gain...............................................        --         --      --
                                                                      ------    -------  ------
Total distributions...............................................        --         --      --
                                                                      ------    -------  ------
Net asset value, end of period....................................    $ 9.18    $ 10.08  $10.18
                                                                      ======    =======  ======
Total return (%)..................................................     (8.93)     (0.98)   1.80
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.36       1.36    1.36
  Expenses, before waivers and reimbursements.....................      4.49      11.34    1.36
  Net investment income (loss), net of waivers and reimbursements.     (0.44)     (0.15)   0.75
  Net investment income (loss), before waivers and reimbursements.     (3.57)    (10.13)   0.75

                                                                                        Class I
                                                                   ----------------------------
                                                                                  Periods Ended
                                                                   Period Ended    December 31,
                                                                   ------------ ---------------
                                                                      6/30/2001   2000  1999(b)
                                                                      ---------   ----  -------
Net asset value, beginning of period..............................    $10.11    $10.18  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.01)       --      --
  Net realized and unrealized gain (loss) on investments..........     (0.88)    (0.07)   0.18
                                                                      ------    ------  ------
Total from investment operations..................................     (0.89)    (0.07)   0.18
Less distributions from:
  Net investment income...........................................        --        --      --
  Net realized gain...............................................        --        --      --
                                                                      ------    ------  ------
Total distributions...............................................        --        --      --
                                                                      ------    ------  ------
Net asset value, end of period....................................    $ 9.22    $10.11  $10.18
                                                                      ======    ======  ======
Total return (%)..................................................     (8.80)    (0.69)   1.80
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.11      1.11    1.11
  Expenses, before waivers and reimbursements.....................      4.24     11.09    1.11
  Net investment income (loss), net of waivers and reimbursements.     (0.18)     0.05    0.99
  Net investment income (loss), before waivers and reimbursements.     (3.31)    (9.93)   0.99

                                                  --------------------------
                                                               Periods Ended
                                                  Period Ended  December 31,
                                                  ------------ -------------
                                                     6/30/2001   2000   1999
                                                     ---------   ----   ----
    Supplemental data for all classes:
      Net assets at end of period (in thousands).       $6,030 $5,001 $1,018
      Portfolio turnover rate (%)(a).............           27     32     --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
   Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2001                                            William Blair Funds 57

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------

Large Cap Growth Fund


                                                                                          Class N
                                                                   -----------------------------
                                                                                    Periods Ended
                                                                   Period Ended      December 31,
                                                                   ------------ ----------------
                                                                      6/30/2001    2000  1999 (b)
                                                                      ---------    ----  --------
Net asset value, beginning of period..............................   $  8.45    $ 10.14   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.02)     (0.05)      --
  Net realized and unrealized gain (loss) on investments..........     (1.34)     (1.64)    0.14
                                                                     -------    -------   ------
Total from investment operations..................................     (1.36)     (1.69)    0.14
Less distributions from:
  Net investment income...........................................        --         --       --
  Net realized gain...............................................        --         --       --
                                                                     -------    -------   ------
Total distributions...............................................        --         --       --
                                                                     -------    -------   ------
Net asset value, end of period....................................   $  7.09    $  8.45   $10.14
                                                                     =======    =======   ======
Total return (%)..................................................    (16.09)    (16.67)    1.40
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.36       1.36     1.36
  Expenses, before waivers and reimbursements.....................      3.05       2.84     1.36
  Net investment income (loss), net of waivers and reimbursements.     (0.74)     (0.58)   (0.66)
  Net investment income (loss), before waivers and reimbursements.     (2.43)     (2.06)   (0.66)

                                                                                         Class I
                                                                   ----------------------------
                                                                                   Periods Ended
                                                                   Period Ended     December 31,
                                                                   ------------ ---------------
                                                                      6/30/2001    2000  1999(b)
                                                                      ---------    ----  -------
Net asset value, beginning of period..............................   $  8.47    $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................    (0.02)      (0.04)     --
  Net realized and unrealized gain (loss) on investments..........    (1.33)      (1.63)   0.14
                                                                     -------    -------  ------
  Total from investment operations................................    (1.35)      (1.67)   0.14
Less distributions from:
  Net investment income...........................................        --         --      --
  Net realized gain...............................................        --         --      --
                                                                     -------    -------  ------
Total distributions...............................................        --         --      --
                                                                     -------    -------  ------
Net asset value, end of period....................................   $  7.12    $  8.47  $10.14
                                                                     =======    =======  ======
Total return (%)..................................................    (15.94)    (16.47)   1.40
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.11       1.11    1.11
  Expenses, before waivers and reimbursements.....................      2.80       2.59    1.11
  Net investment income (loss), net of waivers and reimbursements.    (0.49)      (0.35)  (0.40)
  Net investment income (loss), before waivers and reimbursements.    (2.18)      (1.83)  (0.40)

                                                 ---------------------------
                                                               Periods Ended
                                                 Period Ended   December 31,
                                                 ------------ --------------
                                                    6/30/2001    2000   1999
                                                    ---------    ----   ----
   Supplemental data for all classes:
     Net assets at end of period (in thousands).    $8,753    $10,995 $1,153
     Portfolio turnover rate (%)(a).............        99         95     --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
   Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

58 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Financial Highlights


--------------------------------------------------------------------------------

Small Cap Growth Fund





                                                                                         Class N
                                                                   ----------------------------
                                                                                   Periods Ended
                                                                   Period Ended     December 31,
                                                                   ------------ ---------------
                                                                      6/30/2001   2000  1999 (b)
                                                                      ---------   ----  --------
Net asset value, beginning of period..............................    $13.16    $10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.07)    (0.11)      --
  Net realized and unrealized gain (loss) on investments..........      2.66      3.51     0.19
                                                                      ------    ------   ------
Total from investment operations..................................      2.59      3.40     0.19
Less distributions from:
  Net investment income...........................................        --        --       --
  Net realized gain...............................................        --      0.43       --
                                                                      ------    ------   ------
Total distributions...............................................        --      0.43       --
                                                                      ------    ------   ------
Net asset value, end of period....................................    $15.75    $13.16   $10.19
                                                                      ======    ======   ======
Total return (%)..................................................     19.68     33.68     1.90
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.59      1.60     1.60
  Expenses, before waivers and reimbursements.....................      2.10      2.17     1.60
  Net investment income (loss), net of waivers and reimbursements.     (1.03)    (0.75)   (1.60)
  Net investment income (loss), before waivers and reimbursements.     (1.54)    (1.32)   (1.60)

                                                                                         Class I
                                                                   ----------------------------
                                                                                   Periods Ended
                                                                   Period Ended     December 31,
                                                                   ------------ ---------------
                                                                      6/30/2001   2000  1999 (b)
                                                                      ---------   ----  --------
Net asset value, beginning of period..............................    $13.18    $10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.05)    (0.11)      --
  Net realized and unrealized gain (loss) on investments..........      2.66      3.53     0.19
                                                                      ------    ------   ------
Total from investment operations..................................      2.61      3.42     0.19
Less distributions from:
  Net investment income...........................................        --        --       --
  Net realized gain...............................................        --      0.43       --
                                                                      ------    ------   ------
Total distributions...............................................        --      0.43       --
                                                                      ------    ------   ------
Net asset value, end of period....................................    $15.79    $13.18   $10.19
                                                                      ======    ======   ======
Total return (%)..................................................     19.80     33.87     1.90
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.34      1.35     1.35
  Expenses, before waivers and reimbursements.....................      1.85      1.92     1.35
  Net investment income (loss), net of waivers and reimbursements.     (0.74)    (0.72)   (1.35)
  Net investment income (loss), before waivers and reimbursements.     (1.25)    (1.29)   (1.35)

                                                -----------------------------
                                                                Periods Ended
                                                Period Ended     December 31,
                                                ------------ ----------------
                                                   6/30/2001    2000 1999 (b)
                                                   ---------    ---- --------
  Supplemental data for all classes:
    Net assets at end of period (in thousands).   $40,113    $28,778  $6,346
    Portfolio turnover rate (%)(a).............       134        433      --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
   Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2001                                            William Blair Funds 59

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------


International Growth Fund

                                                                                                      Class N
                                                          --------------------------------------------------
                                                          Period Ended             Periods Ended December 31,
                                                          ------------  ------------------------------------
                                                             6/30/2001    2000    1999    1998   1997   1996
                                                             ---------    ----    ----    ----   ----   ----
Net asset value, beginning of period.....................       $17.93  $24.03  $14.62  $13.14 $13.95 $13.12
Income (loss) from investment operations:
  Net investment income (loss)(a)........................         0.03   (0.01)  (0.04)   0.08   0.07   0.03
  Net realized and unrealized gain (loss) on investments.        (1.53)  (2.04)  13.94    1.43   1.06   1.30
                                                                ------  ------  ------  ------ ------ ------
Total from investment operations.........................        (1.50)  (2.05)  13.90    1.51   1.13   1.33
Less distributions from:
  Net investment income..................................           --    0.08      --    0.03   0.08   0.07
  Net realized gain......................................           --    3.97    4.49      --   1.86   0.43
                                                                ------  ------  ------  ------ ------ ------
Total distributions......................................           --    4.05    4.49    0.03   1.94   0.50
                                                                ------  ------  ------  ------ ------ ------
Net asset value, end of period...........................       $16.43  $17.93  $24.03  $14.62 $13.14 $13.95
                                                                ======  ======  ======  ====== ====== ======
Total return (%).........................................        (8.37)  (8.10)  96.25   11.46   8.39  10.20
Ratios to average daily net assets (%)(b):
  Expenses...............................................         1.64    1.59    1.35    1.36   1.43   1.44
  Net investment income (loss)...........................         0.31   (0.44)  (0.43)   0.09   0.01  (0.19)

                                                                                          Class I
                                                          --------------------------------------
                                                          Period Ended    Periods Ended December 31,
                                                          ------------    --------------------------
                                                             6/30/2001                 2000  1999(c)
                                                             ---------                 ----  -------
Net asset value, beginning of period.....................       $18.02             $24.03    $20.25
Income (loss) from investment operations:
  Net investment income (loss)(a)........................         0.04               0.03     (0.04)
  Net realized and unrealized gain (loss) on investments.        (1.53)             (2.03)     8.31
                                                                ------               ------    ------
Total from investment operations.........................        (1.49)             (2.00)     8.27
Less distributions from:
  Net investment income..................................           --               0.04        --
  Net realized gain......................................           --               3.97      4.49
                                                                ------               ------    ------
Total distributions......................................           --               4.01      4.49
                                                                ------               ------    ------
Net asset value, end of period...........................       $16.53             $18.02     24.03
                                                                ======               ======    ======
Total return (%).........................................        (8.27)             (7.87)    41.71
Ratios to average daily net assets (%)(b):
  Expenses...............................................         1.39               1.34      1.35
  Net investment income (loss)...........................         0.52              (0.16)    (0.43)

                                              ---------------------------------------------------------
                                              Period Ended                   Periods Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2001     2000     1999     1998     1997     1996
Supplemental data for all classes:               ---------     ----     ----     ----     ----     ----
  Net assets at end of period (in thousands).     $406,392 $333,888 $302,089 $139,746 $128,747 $105,148
  Portfolio turnover rate (%)(b).............          115      116      122       98      102       89

----------
(a)Includes $0.06, $0.00, $0.024, $0.078, and $0.022 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2000, 1999, 1998, 1997 and 1996, respectively.
(b)Rates are annualized.
(c)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.
Note:Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.


60 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Financial Highlights


--------------------------------------------------------------------------------

Disciplined Large Cap Fund




                                                                                        Class N
                                                                   ---------------------------
                                                                                  Periods Ended
                                                                   Period Ended    December 31,
                                                                   ------------ --------------
                                                                      6/30/2001   2000  1999(b)
                                                                      ---------   ----  -------
Net asset value, beginning of period..............................   $  9.14    $10.12  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................      0.00     (0.02)     --
  Net realized and unrealized gain (loss) on investments..........     (0.95)    (0.96)   0.12
                                                                     -------    ------  ------
Total from investment operations..................................     (0.95)    (0.98)   0.12
Less distributions from:
  Net investment income...........................................        --        --      --
  Net realized gain...............................................        --        --      --
                                                                     -------    ------  ------
Total distributions...............................................        --        --      --
                                                                     -------    ------  ------
Net asset value, end of period....................................   $  8.19    $ 9.14  $10.12
                                                                     =======    ======  ======
Total return (%)..................................................    (10.39)    (9.68)   1.20
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.25      1.25    1.25
  Expenses, before waivers and reimbursements.....................      5.18      6.74    1.25
  Net investment income (loss), net of waivers and reimbursements.     (0.15)    (0.42)  (0.21)
  Net investment income (loss), before waivers and reimbursements.     (4.08)    (5.91)  (0.21)

                                                                                        Class I
                                                                   ----------------------------
                                                                                  Periods Ended
                                                                   Period Ended    December 31,
                                                                   ------------ ---------------
                                                                      6/30/2001   2000  1999(b)
                                                                      ---------   ----  -------
Net asset value, beginning of period..............................   $  9.16    $10.12  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................               (0.01)     --
  Net realized and unrealized gain (loss) on investments..........     (0.95)    (0.95)   0.12
                                                                     -------    ------  ------
Total from investment operations..................................     (0.95)    (0.96)   0.12
Less distributions from:
  Net investment income...........................................        --        --      --
  Net realized gain...............................................        --        --      --
                                                                     -------    ------  ------
Total distributions...............................................        --        --      --
                                                                     -------    ------  ------
Net asset value, end of period....................................   $  8.21    $ 9.16  $10.12
                                                                     =======    ======  ======
Total return (%)..................................................    (10.37)    (9.49)   1.20
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.00      1.00    1.00
  Expenses, before waivers and reimbursements.....................      4.93      6.49    1.00
  Net investment income (loss), net of waivers and reimbursements.      0.08     (0.12)   0.04
  Net investment income (loss), before waivers and reimbursements.     (3.85)    (5.61)   0.04

                                                  --------------------------
                                                               Periods Ended
                                                  Period Ended  December 31,
                                                  ------       -------------
                                                     6/30/2001   2000   1999
                                                     ---------   ----   ----
    Supplemental data for all classes:
      Net assets at end of period (in thousands).    $4,941    $4,234 $1,518
      Portfolio turnover rate (%)(a).............       139        60   0.50

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
   Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2001                                            William Blair Funds 61

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------


Value Discovery Fund

                                                                                                             Class N
                                                                   -------------------------------------------------
                                                                   Period Ended           Periods Ended December 31,
                                                                   ------------ ------------------------------------
                                                                      6/30/2001   2000   1999   1998    1997 1996(b)
                                                                      ---------   ----   ----   ----    ---- -------
Net asset value, beginning of period..............................       $16.20 $13.66 $12.96 $12.97  $10.00  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................         0.03   0.05   0.10   0.09    0.02      --
  Net realized and unrealized gain (loss) on investments..........         2.64   2.52   0.69  (0.01)   3.31      --
                                                                         ------ ------ ------ ------  ------  ------
Total from investment operations..................................         2.67   2.57   0.79   0.08    3.33      --
Less distributions from:
  Net investment income...........................................           --   0.03   0.09   0.09    0.02      --
  Net realized gain...............................................           --     --     --     --    0.34      --
                                                                         ------ ------ ------ ------  ------  ------
Total distributions...............................................           --   0.03   0.09   0.09    0.36      --
                                                                         ------ ------ ------ ------  ------  ------
Net asset value, end of period....................................       $18.87 $16.20 $13.66 $12.96  $12.97  $10.00
                                                                         ====== ====== ====== ======  ======  ======
Total return (%)..................................................        16.48  18.85   6.10   0.66   33.46      --
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................         1.61   1.64   1.35   1.52    1.50      --
  Expenses, before waivers and reimbursements.....................         1.70   1.88   1.38   6.35    1.78      --
  Net investment income (loss), net of waivers and reimbursements.         0.32   0.40   0.78   0.76    0.29      --
  Net investment income (loss), before waivers and reimbursements.         0.23   0.16   0.75   4.06    0.01      --

                                                                                                   Class I
                                                                   ---------------------------------------
                                                                   Period Ended  Periods Ended December 31,
                                                                   ------------  --------------------------
                                                                      6/30/2001              2000   1999(c)
                                                                      ---------              ----   -------
Net asset value, beginning of period..............................       $16.16         $13.64     $12.36
Income (loss) from investment operations:
  Net investment income (loss)....................................         0.05           0.09       0.10
  Net realized and unrealized gain (loss) on investments..........         2.65           2.52       1.28
                                                                         ------    -       ------     ------
Total from investment operations..................................         2.70           2.61       1.38
Less distributions from:
  Net investment income...........................................           --           0.09       0.10
  Net realized gain...............................................           --             --         --
                                                                         ------    -       ------     ------
Total distributions...............................................           --           0.09       0.10
                                                                         ------    -       ------     ------
Net asset value, end of period....................................       $18.86         $16.16     $13.64
                                                                         ======    =       ======     ======
Total return (%)..................................................        16.71          19.16      11.18
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................         1.36           1.39       1.35
  Expenses, before waivers and reimbursements.....................         1.45           1.63       1.38
  Net investment income (loss), net of waivers and reimbursements.         0.57           0.61       0.78
  Net investment income (loss), before waivers and reimbursements.         0.48           0.37       0.75

                                              -------------------------------------------------
                                              Period Ended           Periods Ended December 31,
                                              ------------ ------------------------------------
                                                 6/30/2001    2000    1999    1998    1997 1996
Supplemental data for all classes:               ---------    ----    ----    ----    ---- ----
  Net assets at end of period (in thousands).     $129,434 $74,093 $48,423 $44,675 $30,354  $ 2
  Portfolio turnover rate (%)(a).............           41      68      65      78      49   --

----------
(a)Rates are annualized.
(b)For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.
(c)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.
        Note:Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.


62 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------

Income Fund


                                                                                                    Class N
                                                          ------------------------------------------------
                                                          Period Ended           Periods Ended December 31,
                                                          ------------ -----------------------------------
                                                             6/30/2001   2000   1999    1998   1997   1996
                                                             ---------   ----   ----    ----   ----   ----
Net asset value, beginning of period.....................       $10.22 $ 9.92 $10.49  $10.41 $10.27 $10.57
Income (loss) from investment operations:
  Net investment income (loss)...........................         0.30   0.62   0.62    0.64   0.66   0.62
  Net realized and unrealized gain (loss) on investments.         0.05   0.33  (0.59)   0.08   0.14  (0.31)
                                                                ------ ------ ------  ------ ------ ------
Total from investment operations.........................         0.35   0.95   0.03    0.72   0.80   0.31
Less distributions from:
  Net investment income..................................         0.27   0.65   0.60    0.64   0.66   0.61
  Net realized gain......................................           --     --     --      --     --     --
                                                                ------ ------ ------  ------ ------ ------
Total distributions......................................         0.27   0.65   0.60    0.64   0.66   0.61
                                                                ------ ------ ------  ------ ------ ------
Net asset value, end of period...........................       $10.30 $10.22 $ 9.92  $10.49 $10.41 $10.27
                                                                ====== ====== ======  ====== ====== ======
Total return (%).........................................         3.49   9.99   0.34    7.07   8.03   3.07
Ratios to average daily net assets (%)(a):
  Expenses...............................................         0.94   0.92   0.70    0.71   0.71   0.70
  Net investment income (loss)...........................         5.92   6.23   6.03    6.81   6.40   5.97

                                                                                          Class I
                                                          ----------------------------------------
                                                          Period Ended  Periods Ended December 31,
                                                          ------------  --------------------------
                                                             6/30/2001          2000       1999(b)
                                                             ---------          ----       -------
Net asset value, beginning of period.....................       $10.24        $ 9.91        $10.05
Income (loss) from investment operations:
  Net investment income (loss)...........................         0.31          0.64          0.62
  Net realized and unrealized gain (loss) on investments.         0.05          0.34         (0.15)
                                                                ------        ------        ------
Total from investment operations.........................         0.36          0.98          0.47
Less distributions from:
  Net investment income..................................         0.28          0.65          0.61
  Net realized gain......................................           --            --            --
                                                                ------        ------        ------
Total distributions......................................         0.28          0.65          0.61
                                                                ------        ------        ------
Net asset value, end of period...........................       $10.32        $10.24        $ 9.91
                                                                ======        ======        ======
Total return (%).........................................         3.51         10.28          0.30
Ratios to average daily net assets (%) (a):
  Expenses...............................................         0.79          0.77          0.70
  Net investment income (loss)...........................         6.03          6.39          6.03

                                              ---------------------------------------------------------
                                              Period Ended                   Periods Ended December 31,
                                              ------------ --------------------------------------------
                                                 6/30/2001     2000     1999     1998     1997     1996
                                                 ---------     ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $174,849 $167,746 $173,375 $188,051 $160,055 $150,006
  Portfolio turnover rate (%)(a).............           81       54       66       96       83       66

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.
Note:Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2001                                            William Blair Funds 63

--------------------------------------------------------------------------------
Financial Highlights


--------------------------------------------------------------------------------

Ready Reserves Fund




                                                                                                      Class N
                                              ---------------------------------------------------------------
                                              Period Ended                         Periods Ended December 31,
                                              ------------ --------------------------------------------------
                                                 6/30/2001       2000       1999       1998     1997     1996
                                                 ---------       ----       ----       ----     ----     ----
Net asset value, beginning of period......... $      1.00  $     1.00 $     1.00 $     1.00 $   1.00 $   1.00
Income (loss) from investment operations:
  Net investment income (loss)...............        0.02        0.06       0.05       0.05     0.05     0.05
                                              -----------  ---------- ---------- ---------- -------- --------
Total from investment operations.............        0.02        0.06       0.05       0.05     0.05     0.05
Less distributions from:
  Net investment income......................        0.02        0.06       0.05       0.05     0.05     0.05
                                              -----------  ---------- ---------- ---------- -------- --------
Total distributions..........................        0.02        0.06       0.05       0.05     0.05     0.05
                                              -----------  ---------- ---------- ---------- -------- --------
Net asset value, end of period............... $      1.00  $     1.00 $     1.00 $     1.00 $   1.00 $   1.00
                                              ===========  ========== ========== ========== ======== ========
Total return (%).............................        2.32        5.91       4.63       4.98     5.04     4.81
Ratios to average daily net assets (%) (a):
  Expenses...................................        0.72        0.70       0.72       0.69     0.70     0.71
  Net investment income (loss)...............        2.47        5.78       4.52       4.87     4.92     4.78
Supplemental data:
  Net assets at end of period (in thousands).  $1,321,689  $1,339,180 $1,052,803 $1,189,051 $904,569 $760,808

----------
(a)Rates are annualized.

64 Semi-Annual Report                                             June 30, 2001

------------------------------------------------------------------
BOARD OF TRUSTEES
------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

John P. Kayser
Principal, William Blair & Company, L.L.C.

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

------------------------------------------------------------------
Officers
------------------------------------------------------------------
Rocky Barber, Chief Executive Officer
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Stan Kirtman, Senior Vice President
Glen A. Kleczka, Senior Vice President
Gretchen S. Lash, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Michelle R. Seitz, Senior Vice President
Norbert W. Truderung, Senior Vice President
Karl W. Brewer, Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Jeffrey A. Urbina, Vice President
Colette M. Garavalia, Secretary
Janet V. Gassmann, Assistant Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 9104
Boston, MA 02266-9104
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

                                                  Date of First Use July 2001 65

[LOGO WILLIAM BLAIR FUNDS]


              GROWTH FUNDS

              Growth Fund
              Tax-Managed Growth Fund
              Large Cap Growth Fund
              Small Cap Growth Fund
              International Growth Fund

              OTHER FUNDS

              Disciplined Large Cap Fund
              Value Discovery Fund
              Income Fund
              Ready Reserves Fund



222 West Adams Street . Chicago, Illinois 60606 . 800.742.7272 .
www.williamblair.com
William Blair & Company, L. L. C., Distributors

------------------------------------------------------------------
Table of Contents

------------------------------------------------------------------

  A Letter from the President.............  2

Growth Fund
  An Overview from the Portfolio Managers.  4
  Portfolio of Investments................  7

Tax-Managed Growth Fund
  An Overview from the Portfolio Managers.  8
  Portfolio of Investments................ 11

Large Cap Growth Fund
  An Overview from the Portfolio Managers. 12
  Portfolio of Investments................ 15

Small Cap Growth Fund
  An Overview from the Portfolio Managers. 16
  Portfolio of Investments................ 19

International Growth Fund
  An Overview from the Portfolio Manager.. 20
  Portfolio of Investments................ 23

Disciplined Large Cap Fund
  An Overview from the Portfolio Manager.. 26
  Portfolio of Investments................ 28

Value Discovery Fund
  An Overview from the Portfolio Managers. 30
  Portfolio of Investments................ 33

Income Fund
  An Overview from the Portfolio Managers. 34
  Portfolio of Investments................ 37

Ready Reserves Fund
  An Overview from the Portfolio Managers. 39
  Portfolio of Investments................ 40

Financial Statements...................... 42

Notes to Financial Statements............. 49

Board of Trustees......................... 65

Officers.................................. 65


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

June 30, 2001                                             William Blair Funds 1

[PHOTO OF Marco Hanig]

Marco Hanig
------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
------------------------------------------------------------------

Dear Shareholders:

The first half of 2001 continued to be a difficult environment for the stock market. The S&P 500 Index declined 6.70%, and the NASDAQ Composite was down 12.52%.

The US economy slowed down to 1% Gross Domestic Product growth in the first quarter, and the Federal Reserve acted quickly by lowering interest rates sharply to avoid a recession. Spending on capital goods and technology were slower, and many companies experienced declining profits and earnings disappointments. The one positive note is that after setting a low in early April, the market rebounded a bit in the second quarter.

Continuing last year's trend, value stocks did better than growth stocks, and small cap stocks beat large cap stocks. According to Morningstar, the best performing group of diversified mutual funds was Small Cap Value (+13.39%), and the worst was Large Cap Growth (-15.75%). These performance differences can be attributed to the fact that value stocks usually perform relatively better in a weak economic environment, and that the earnings growth for small cap companies in the last 12 months has been stronger than for their large cap counterparts.

The table on page 3 gives an overview of the performance of each fund.(1) Some of the most notable highlights are:

 . The Small Cap Growth Fund was up 19.68% year to date, and significantly outperformed its benchmark, the Russell 2000 Growth Index, which was nearly flat at 0.04%. The fund's success can be attributed primarily to its individual stock selection, particularly in the Consumer and Health Care sectors, and its underweight position in the Technology sector.

 .  The Value Discovery Fund was up 16.48% year to date and beat the Russell
   2000 Value Index which was up 12.72%. Here, too, stock selection was the key to the fund's strong performance. The fund also avoided the carnage in the Technology sector, and did well with its larger holdings in the Financial Services sector.

 . The International Growth Fund declined 8.37%, but continued to perform very well compared to the Morningstar Foreign Stock category average, which declined 14.23%. The fund benefited from its exposure to solid growth companies in emerging Asia, and its relatively defensive positioning in Japan and Europe. The fund's performance for 1/3/5 years places it among the top 19%/2%/5% of funds in the Morningstar Foreign Stock category, earning it a headline as "among the very best foreign-stock funds" in a recent Morningstar review.(2)

As always, we thank you for investing with us!

/s/ Hanig Signature
MarcoHanig
----------
(1)All William Blair Fund performance information refers to Class N shares. The Morningstar category averages represent the average annual composite performance of all mutual funds listed in their respective category by Morningstar. Additional information regarding the Funds' performance is provided in the accompanying table.
(2)Brian Portnoy, "William Blair International Growth is Among the Very Best Foreign-Stock Funds," Morningstar.com, July 12, 2001. The International Growth Fund's 1, 3, and 5-year return ranking is 141 among 737, 12 out of 589, and 18 out of 353 funds in the Morningstar Foreign Stock category, respectively.

2 Semi-Annual Report                                              June 30, 2001

                        PERFORMANCE AS OF JUNE 30, 2001
                                CLASS N SHARES

                                                                                10 Yr
                                                                              (or since  Inception      Morningstar
                                                YTD      1 Yr    3 Yr   5 Yr  inception)   Date           Rating
                                               ------   ------  -----  -----  ---------- --------- ---------------------
Growth Fund                                   -10.37   -21.29    2.49   9.88     14.27   3/20/46           * * *
Morningstar Large Cap Growth                  -15.75   -28.45    3.69  11.80     13.39                  Among 4,473
Russell 3000 Growth                           -13.25   -35.31    0.74  11.24     13.38             domestic equity funds

Tax-Managed Growth Fund                        -8.93   -11.47                    -5.51   12/27/99
Morningstar Large Cap Growth                  -15.75   -29.75                       --
Russell 3000 Growth                           -13.25   -35.31                   -22.67

Large Cap Growth Fund                         -16.09   -29.95                   -20.37   12/27/99
Morningstar Large Cap Growth                  -15.75   -29.75                       --
Russell 1000 Growth                           -14.24   -36.17                   -23.43

Small Cap Growth Fund                          19.68     9.27                    38.23   12/27/99
Morningstar Small Cap Growth                   -3.27   -16.05                       --
Russell 2000 Growth                             0.04   -23.34                   -12.57
The Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. As the Fund grows, the impact of IPOs is likely to diminish.

International Growth Fund                      -8.37   -17.45   17.07  15.27     14.20   10/1/92         * * * * *
Morningstar Foreign Stock                     -14.23   -24.40    0.34   4.68      7.80                  Among 1,313
MSCI World Free Ex-US                         -13.26   -23.81   -0.48   2.67      7.19              international funds

Disciplined Large Cap Fund                    -10.39   -19.16                   -12.39   12/27/99
Morningstar Large Cap Blend                    -8.16   -15.07                       --
S&P 500 Index                                  -6.70   -14.83                    -9.83

Value Discovery Fund                           16.48    23.86   10.51            16.31   12/23/96         * * * *
Morningstar Small Cap Value                    13.39    25.25    7.12               --                  Among 4,473
Russell 2000                                    6.85     0.57    5.28             9.86             domestic equity funds
Russell 2000 Value                             12.72    30.80    6.90            12.63

Income Fund                                     3.49    10.11    5.79   6.42      7.10   10/1/90          * * * *
Morningstar Short-term Bond                     3.91     9.11    5.74   6.04      6.46                  Among 1,809
Lehman Intermediate Govt./Credit Bond Index     4.08    11.04    6.44   7.01      7.33              fixed income funds

   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

   Morningstar proprietary ratings reflect risk-adjusted performance as of 06/30/01. The ratings are subject to change every month. Ratings are calculated from a fund's three-, five-, and ten-year returns in excess of 90-day T-bill returns compared to comparable funds. The top 10% of funds in a rating category receive a star rating of 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The 3/5/10 year Morningstar ratings were as follows: Growth Fund **/**/*** and Value Discovery Fund ****/--/-- out of 4,473/2,722/864 domestic equity funds; International Growth Fund *****/*****/-- out of 1,313/837/153 international equity funds; Income Fund ****/****/**** out of 1,809/1,320/416 fixed income funds.

   For more complete information about the Funds, including risk considerations, charges, and expenses, call 1-800-742-7272 to obtain a prospectus. Read it carefully before you invest or send money. (C)William Blair & Company, L.L.C., distributor. 07/01

June 30, 2001                                             William Blair Funds 3

[PHOTO OF Mark Fuller]

Mark A. Fuller III

[PHOTO OF John Jostrand]

John F. Jostrand

[PHOTO OF Gretchen Lash]

Gretchen S. Lash

------------------------------------------------------------------
GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After an extremely difficult first quarter, the market rebounded in the second. The Growth Fund posted solid results in the second quarter, gaining 7.54% on a total return basis (Class N Shares). To assess this performance one must compare the fund's return to that of both the S&P 500 and a relevant growth index, the Russell 3000 Growth index. In the second quarter, the Russell 3000(R) Growth Index was up 9.13% and the Standard & Poor's 500 Stock Index rose 5.85%. For the six months ended June 30, 2001, the Growth Fund declined 10.37%, but that was better than the Russell 3000 Growth, which declined 13.25%. The S&P 500 was down 6.70% during the same period.

What were the most significant factors impacting Fund performance?

As we previously reported, last year we adopted a very cautious approach as we believed the market had become excessively speculative. Although our investment emphasis is always on quality, earnings, and the long-term sustainability of a company's success, we moved into more defensive companies in safe havens such as Finance and Healthcare. At the same time, we significantly reduced our holdings in most of our technology stocks.

After literally collapsing in the first quarter and "bottoming out" in March, the Technology sector rebounded in April, only to subsequently give back some of its gains in the last few weeks. We slightly under-performed our benchmark in April during this "bounce-back," because we remained very cautious on Technology and therefore had less of a weighting in that sector versus the growth indices.

We actually used the rally in the Technology sector in April and mid-May to further reduce our technology holdings at higher prices. We used the proceeds to buy companies we believe will benefit from an upturn in the economy next year. Some examples are Clear Channel Communications and AT&T Liberty Media, two media companies, and Iron Mountain, the nation's leading records management company.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

There are two major themes that have guided our investment thinking this year. The first is that we are in the midst of a profits and manufacturing recession. Even though the economy has not yet experienced two consecutive quarters of negative growth in our nation's Gross Domestic Product (GDP)--the technical definition of recession--the magnitude of the decline in GDP growth from 6.0% last year to 1.0% at present is the equivalent of a economic recession, with the slowdown reflected in the Manufacturing sector as well as corporate earnings growth.

The second theme is that the economy will recover in response to the most aggressive monetary easing by the Federal Reserve Board in twenty years. However, since it usually takes 6 to 12 months for Fed policy to be reflected in the economy, we do not expect the economy to improve until early 2002. That said, the market anticipates economic events 9-12 months in advance. Therefore, we believe the market is already starting to discount an economic rebound and will increasingly do so over the next several months.

4 Semi-Annual Report                                              June 30, 2001

What has been remarkable is the way that the market has anticipated this eventual upturn in the economy in near textbook-like fashion. The recovery was led first by "deep" cyclical companies in such industries as aluminum, followed by retailers last fall and newspapers at more or less the same time. Other sectors that are economically sensitive have followed in the second quarter. While Technology also has started to stabilize, we believe the fundamental story in this sector is still poor and will lag a turn in the economy by a few quarters.

The Fund's media and advertising holdings performed extremely well during the second quarter, most notably AT&T Liberty media, a major force in the Cable industry, probably best known to consumers for its Discovery Channel. Other standouts included Clear Channel Communications, the largest radio and billboard network in the country, Omnicom, an exceptionally strong advertising conglomerate, and AOL Time Warner (AOL). Finally, the specialty retailer, Bed Bath and Beyond, one of the Fund's largest holdings, was a very successful investment for the Fund, with the stock up over 30% during the second quarter.

What were among the weakest performing investments for the Fund?

In the current environment, the market has no tolerance for companies that miss their expected earnings targets. One of our favorite long-term holdings, Walgreens, was pummeled by a negative earnings announcement--it missed its projected quarterly earnings by a penny--and paid a severe price in the decline of its stock. Amgen was another company that missed its earnings slightly and the stock suffered.

Another weak stock was MBNA, the credit card company. However, this company certainly did not disappoint; earnings have been well above expectations. Nonetheless, the stock came under short-lived price pressure due to concerns that proposed bankruptcy reform legislation would cause a surge in bankruptcy filings, consequently hurting their business. The reality was that the benefits of lower interest rates for this company more than offset any deterioration in credit quality.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

The strong U.S. dollar and significant slowdown in the economy bode well for continued low inflation. A lack of inflationary pressure provides the Fed with room to ease monetary policy. The Fed may decide to wait a bit to give their six rate decreases a chance to work through the economy, but it has the flexibility to be more aggressive.

Although the outlook for 2002 looks positive, the earnings outlook for the next two quarters continues to look weak, with corporate earning projected to be down as much as 17% for the second quarter and 5% to 10% for the third quarter. As companies announce their earnings, the markets may be in for further bouts of volatility between now and year-end.

We remain cautious on technology, but will continue to move toward companies in other sectors that we expect will benefit from an economic upturn next year. As we discussed, with the market already beginning to anticipate recovery, we have become more optimistic about the prospects for finding good investment opportunities for the Fund in other sectors.

Three examples of stocks we added based on this outlook include Costco, a wonderfully managed long-term growth retailer, SunGuard Data Systems, a back-office systems processing firm for money management firms, and AOL, which remains ahead of their plan to add new accounts and grow subscription services.

June 30, 2001                                             William Blair Funds 5

------------------------------------------------------------------
Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------


                              6/30/01(a)     2000    1999   1998   1997   1996
                              ----------   ------   -----  -----  -----  -----
 Growth Fund (Class N).......     (10.37)%  (7.47)% 19.98% 27.15% 20.07% 17.99%
 S&P 500 Index...............      (6.70)   (9.11)  21.04  28.57  33.36  22.96
 Russell 3000(R) Growth Index     (13.25)  (22.42)  33.82  35.02  28.74  21.88


                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

[CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/01)
1 Year   (21.29%)
5 Years    9.88%
10 Years  14.27%

Date     Growth Fund    S&P 500 Index    Russell 3000(R) Growth Index
12/90      10,000          10,000                  10,000
12/91      12,400          11,400                  12,100
12/92      13,300          12,300                  12,700
12/93      15,400          13,500                  13,200
12/94      16,400          13,700                  13,500
12/95      21,200          18,900                  18,400
12/96      25,000          23,200                  22,400
12/97      30,000          30,900                  28,900
12/98      38,100          39,800                  39,000
12/99      45,800          48,100                  52,200
12/00      42,300          43,700                  40,500
6/01       37,900          40,800                  35,100



Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market and performance.

The Russell 3000(R) Growth Index is an index of the largest 3000 stocks in the U.S. determined by market capitalization.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6 Semi-Annual Report                                              June 30, 2001

--------------------------------------------------------------------------------
Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

          --------------------------------------------------- --------
          Shares                                                 Value
          --------------------------------------------------- --------

          Common Stocks
          Technology--26.8%
             462,100 *ADC Telecommunications, Inc............ $  3,050
             271,800 *Andrew Corporation.....................    5,015
             260,900 Automatic Data Processing, Inc..........   12,967
             129,800 *BEA Systems, Inc.......................    3,986
              55,900 *Check Point Software Technologies, Ltd.    2,827
             186,400 *Cisco Systems, Inc.....................    3,392
             300,000 *Concord EFS, Inc.......................   15,603
             223,740 *i2 Technologies, Inc...................    4,430
             242,300 Intel Corporation.......................    7,087
             177,000 Linear Technology Corporation...........    7,827
             102,500 *Microsoft Corporation..................    7,483
             214,300 Nokia Corporation ADR...................    4,723
              99,300 *Novellus Systems, Inc..................    5,639
             232,900 *Oracle Corporation.....................    4,425
             295,000 *SunGard Data Systems, Inc..............    8,853
             186,311 *Tellabs, Inc...........................    3,611
             270,200 Texas Instruments Incorporated..........    8,511
              55,900 *VERITAS Software Corporation...........    3,719
             201,744 *Xilinx, Inc............................    8,320
                                                              --------
                                                               121,468
                                                              --------
          Healthcare--18.8%
             170,400 *Amgen, Inc.............................   10,340
             347,800 Baxter International, Inc...............   17,042
             173,900 *Biogen, Inc............................    9,453
             137,400 *Biosite Diagnostics, Inc...............    6,156
             193,200 Eli Lilly & Company.....................   14,297
              14,200 *Express Scripts, Inc...................      781
             144,900 *Genentech, Inc.........................    7,984
             279,500 Medtronic, Inc..........................   12,860
             183,500 Schering-Plough Corporation.............    6,650
                                                              --------
                                                                85,563
                                                              --------
          Consumer Cyclicals--15.6%
             540,400 *Bed, Bath & Beyond, Inc................   16,860
             135,300 *CDW Computer Centers, Inc..............    5,373
             211,200 *Costco Wholesale Corporation...........    8,676
             200,000 *DeVry, Inc.............................    7,224
             123,300 Harley-Davidson, Inc....................    5,805
             130,500 Home Depot, Inc.........................    6,075
             176,000 IMS Health, Incorporated................    5,016
             130,400 Omnicom Group, Inc......................   11,214
             209,400 Royal Caribbean Cruises, Ltd............    4,630
                                                              --------
                                                                70,873
                                                              --------

----------
* Non-incomeproducing securities
ADR= American Depository Receipt

           ----------------------------------------------- --------
           Shares                                             Value
           ----------------------------------------------- --------

           Common Stocks--(continued)
           Consumer Staples--14.8%
              104,200 *Administaff, Inc................... $  2,709
              127,300 *AOL Time Warner, Inc...............    6,747
              847,900 *AT&T Liberty Media Group, Class "A"   14,830
              242,300 *Clear Channel Communications, Inc..   15,192
              316,800 *Cox Communications, Inc............   14,034
              177,000 Walgreen Co.........................    6,045
              284,374 *Whole Foods Market, Inc............    7,706
                                                           --------
                                                             67,263
                                                           --------
           Financial Services--9.8%
              167,762 American International Group........   14,428
              260,900 Household International.............   17,402
              288,900 MBNA Corporation....................    9,519
               65,200 State Street Corporation............    3,227
                                                           --------
                                                             44,576
                                                           --------
           Capital Goods--6.2%
              225,248 Danaher Corporation.................   12,614
              104,600 Illinois Tool Works, Inc............    6,621
              167,700 *Jabil Circuit, Inc.................    5,175
              205,000 *Solectron Corporation..............    3,752
                                                           --------
                                                             28,162
                                                           --------
           Transportation--3.4%
              339,700 *Iron Mountain, Inc.................   15,232
                                                           --------
           Communication Services--0.5%
              149,700 *Allegiance Telecom, Inc............    2,244
                                                           --------
           Total Common Stock--95.9%
             (cost $355,181)............................   435,381
                                                           --------
           Short-Term Investments
           19,278,826 William Blair Ready Reserves Fund...   19,279
                                                           --------
           Total Short-term Investments--4.2%
             (cost $19,279).............................    19,279
                                                           --------
           Total Investments--100.1%
             (cost $374,460)............................   454,660
           Liabilities, plus cash and other asets--(0.1%).     (521)
                                                           --------
           Net assets--100.0%............................. $454,139
                                                           ========

                See accompanying Notes to Financial Statements.

June 30, 2001                                             William Blair Funds 7

[PHOTO OF Greg Pusinelli]

Gregory J. Pusinelli

[PHOTO OF Michelle Seitz]

Michelle R. Seitz





------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After a tough first quarter, the Tax-Managed Growth Fund posted strong results in the second quarter, gaining 7.37% on a total return basis (Class N Shares), and outperforming its benchmark, the Standard & Poor's 500 Index, which increased 5.85%. For the six months ended June 30, 2001, the Tax-Managed Growth Fund declined 8.93%, compared to a 6.70% decrease in the S&P 500 Index.

What were the most significant factors impacting Fund performance?

The second quarter proved to be an extremely volatile environment for stocks. This was due in large part to swings in investor psychology and continued poor corporate earnings. An excellent example is the month of April, which began with continued selling from the first quarter, but reversed course and ultimately became the best month of the quarter with the S&P 500 up 7.8%!

Fundamentals continued to remain challenging in the second quarter with weakness first apparent in technology companies broadening out across the economy. Large cap stocks recovered somewhat in the second quarter, but continue to suffer from earnings disappointments and dismal outlooks. The phrase "no visibility" has become a common sound byte uttered by embattled management teams. When future earnings (E) are difficult to determine, investors have a difficult time deciding what price (P) they are willing to pay for stocks. This generally leads to lower price-to-earnings ratios (P/E) and greater price volatility.

As fund managers, our job is to wade through this morass of volatility and pluck out quality companies when the opportunity presents itself.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Our stock selection savvy continued to add value to our shareholders in the second quarter. We have also been fortunate enough to avoid some technology carnage and to have kept enough liquidity available to take advantage of buying opportunities when they arise.

The fund's largest holding, Concord EFS, turned in an excellent quarter rising 28.6% vs. 5.85% for the S&P 500. Concord EFS is a leading provider of electronic transaction authorization, processing, settlement and funds transfer services on a nationwide basis.

The best performer among our top ten holdings was Intuit Inc. Intuit produces a variety of products and services that automate finances for households and small businesses. These products include the popular Quicken Turbo Tax interactive software. Intuit rose 44.1% in the second quarter vs. 5.85% for the S&P 500.

Were there any investment strategies or themes that did not measure up to your expectations?

Despite our best efforts, we did manage to "stub our toe" with a couple names in the second quarter.

8 Semi-Annual Report                                              June 30, 2001

Our weakest stock during the quarter was Nortel Networks. This once high flying networking stock has fallen on hard times. Nortel continues to be victimized by the steep decline in telecommunication providers' capital expenditures. At the time of purchase, we felt that the worst may have been behind them. The stock appeared "washed-out" on historical valuation metrics. Nortel declined 35.7% in the quarter.

What were among the best performing sectors for the Fund?

The Technology sector bounced back in the second quarter. Consumer cyclicals where also strong.

What were among the weakest performing sectors for the Fund?

Communication services and Healthcare were the weakest.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

We continue to be optimistic about the opportunities for our fund for the remainder of 2001 and into 2002. As evidence of an economic recovery mounts, we will continue to deploy cash reserves into stocks.

June 30, 2001                                             William Blair Funds 9

------------------------------------------------------------------
Tax-Managed Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

-----------------------------

                                        6/30/01(a)     2000   1999(a)(b)
                                        ----------   ------   ----------
      Tax-Managed Growth Fund (Class N)      (8.93)%   (.98)%       1.80%
      S&P 500 Index....................      (6.70)   (9.11)         .85
      Russell 3000(R) Growth Index.....     (13.25)  (22.42)         .79


                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.

               ILLUSTRATION OF AN ASSUMED INVESTMENT of $10,000
[CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/01)
1 Year (11.47%)
Since Inception
(12/27/99)             (5.51)%
                           12/99   3/00    6/00    9/00    12/00   3/01   6/01
Tax-Managed Growth Fund   10,000  10,600  10,400  10,800  10,100   8,500  9,200
S&P 500 Index             10,000  10,300  10,000   9,900   9,200   8,100  8,600
Russell 3000 Growth Index 10,000  10,800  10,500   9,900   7,800   6,200  6,800

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 10 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Tax-Managed Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)


                         ----------------------------------------
       ---------------------------------------------------------- ------
       Shares                                                      Value
       ---------------------------------------------------------- ------

       Common Stocks
       Technology--26.9%
                   2,830 Automatic Data Processing, Inc.......... $  141
                   2,475 *BEA Systems, Inc.......................     76
                   2,650 *BISYS Group............................    156
                   3,840 *Concord EFS, Inc.......................    200
                   5,025 Intel Corporation.......................    147
                   3,000 *Instinet Group, Incorporated...........     56
                   3,550 *Intuit, Inc............................    142
                   3,350 *Microchip Technology...................    112
                   2,300 *Microsoft Corporation..................    168
                   2,000 Nokia Corporation ADR...................     44
                   8,225 Nortel Networks Corporation.............     75
                   2,900 *Oracle Corporation.....................     55
                   1,625 *Sawtek, Inc............................     38
                   3,275 *SunGard Data Systems, Inc..............     98
                   1,980 Texas Instruments Incorporated..........     62
                     800 *VERITAS Software Corporation...........     53
                                                                  ------
                                                                   1,623
                                                                  ------
       Financial Services--16.3%
                   3,450 AFLAC Incorporated......................    109
                   2,100 American International Group............    181
                   1,975 Federal Home Loan Mortgage Corporation..    138
                   2,950 Household International.................    197
                   4,050 MBNA Corporation........................    133
                   2,570 Nationwide Financial Services, Class "A"    112
                   2,290 State Street Corporation................    113
                                                                  ------
                                                                     983
                                                                  ------
       Consumer Staples--14.0%
                   2,050 *AOL Time Warner, Inc...................    109
                   6,800 *AT&T Liberty Media Group, Class "A"....    119
                   5,425 *Charter Communications, Inc., Class "A"    127
                   1,750 *Comcast Corporation....................     76
                   2,600 *Cox Communications, Class "A"..........    115
                   3,000 *Kraft Foods, Inc.......................     93
                   2,700 Walgreen Co.............................     92
                   4,200 *Whole Foods Market, Inc................    114
                                                                  ------
                                                                     845
                                                                  ------
       Healthcare--12.9%
                   2,100 *Amgen, Inc.............................    127
                   2,590 Baxter International, Inc...............    127
                   2,000 *Biogen, Inc............................    109
                   1,625 Eli Lilly & Company.....................    120
                   2,175 *Genentech, Inc.........................    120
                   2,900 Medtronic, Inc..........................    133
                     600 Merck & Co., Inc........................     38
                                                                  ------
                                                                     774
                                                                  ------

----------
*Non-incomeproducing securities
 ADR= American Depository Receipt

             ----------------------------------------------- ------
             Shares                                           Value
             ----------------------------------------------- ------

             Common Stocks--(Continued)
             Consumer Cyclicals--10.2%
                 3,645   *Bed, Bath & Beyond, Inc........... $  114
                   2,421 Carnival Corporation...............     74
                 3,990   *Catalina Marketing Corporation....    122
                 3,000   *CDW Computer Centers, Inc.........    119
                   2,205 Home Depot, Inc....................    103
                     975 Omnicom Group......................     84
                                                             ------
                                                                616
                                                             ------
             Capital Goods--5.2%
                   2,260 Danaher Corporation................    127
                 2,875   *Jabil Circuit, Inc................     89
                   1,700 Molex, Inc., Class "A".............     51
                 2,450   *Solectron Corporation.............     45
                                                             ------
                                                                312
                                                             ------
             Communication Services--4.8%
                13,550   *McLeodUSA, Inc., Class "A"........     58
                 4,850   *Powerwave Technologies, Inc.......     70
                 4,075   *Sprint PCS Group..................    114
                   2,050 Vodafone Airtouch, plc ADR.........     48
                                                             ------
                                                                290
                                                             ------
             Total Common Stock--90.3%
               (cost $5,449)..............................   5,443

             Short-Term Investments
                 585,000 William Blair Ready Reserves Fund      585
             Total Short-term Investments--9.7%
               (cost $585)................................     585
                                                             ------
             Total Investments--100.0%
               (cost $6,034)..............................   6,028
             Cash and other assets, less liabilities--(0.0)%      2
                                                             ------
             Net assets--100.0%............................. $6,030
                                                             ======

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 11

[PHOTO OF John Jostrand]

John F. Jostrand

[PHOTO OF Gretchen Lash]

Gretchen S. Lash
------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

The second quarter's performance brought some relief following the disappointing market returns of the first quarter. The Large Cap Growth Fund posted a 5.04% gain on a total return basis (Class N Shares), compared to an increase of 8.42% for the Fund's benchmark, the Russell 1000 Growth index. For the six months ended June 30, 2001, the Large Cap Growth Fund declined 16.09%, compared to a loss of 14.24% for the Russell 1000 Growth.

What were the most significant factors impacting Fund performance?

Our portfolio approach since the beginning of the year has been very cautious, based on the significant slowdown underway in the economy as well as the belief we had held since last year that the market had become excessively speculative. Although our investment emphasis is always on quality, earnings, and the long-term sustainability of a company's success, we moved into more defensive companies in safe havens such as Finance and Healthcare. The Fund benefited from this approach, as stock selection in virtually every sector stock except Technology was positive.

In our previous commentary we discussed our significant underweight position in Technology relative to our benchmark. Early in the second quarter, we added to several Technology positions. Our goal has been to move to a neutral stance relative to the benchmark by the middle of the third quarter. However, we learned in mid-April that the annual rebalancing of the Russell indices would result in technology dropping from about 40% to 29% in the Russell 1000 Growth. The tremendous bounce in the Technology stocks in April and early May caused many of the stocks to become overvalued. Consequently, we took some profits, harvested a few losses, and closed the quarter with the Fund's Technology exposure at approximately 25% of the Fund's portfolio.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

There are two major themes that have guided our investment thinking this year. The first is that we are in the midst of a profits and manufacturing recession. Even though the economy has not yet experienced two consecutive quarters of negative growth in our nation's Gross Domestic Product (GDP)--the technical definition of recession--the magnitude of the decline in GDP growth from 6.0% last year to 1.0% at present is the equivalent of a economic recession, with the slowdown reflected in the Manufacturing sector as well as corporate earnings growth.

The second theme is that the economy will recover in response to the most aggressive monetary easing by the Federal Reserve Board in twenty years. However, since it usually takes 6 to 12 months for Fed policy to be reflected in the economy, we do not expect the economy to improve until early 2002. That said, the market anticipates economic events 9-12 months in advance.

Therefore, we believe the market is already starting to discount an economic rebound and will increasingly do so over the next several months.

What has been remarkable is the way that the market has anticipated this eventual upturn in the economy in near textbook-like fashion. The recovery was led first by "deep" cyclical companies in such industries as aluminum, followed by retailers last fall and newspapers at

12 Semi-Annual Report                                             June 30, 2001
more or less the same time. Other sectors that are economically sensitive have followed in the second quarter. While Technology also has started to stabilize, we believe the fundamental story in this sector is still poor and will lag a turn in the economy by a few quarters.

The Fund's media and advertising holdings performed extremely well during the second quarter, most notably AT&T Liberty Media, a major force in the Cable industry probably best known to consumers for its Discovery Channel. AT&T Liberty Media's stock was up over 25% for the quarter, followed by Clear Channel Communications, the largest radio and billboard network in the country, which was up 15%.

Among the Large Cap Growth Fund's largest holdings, the pharmaceutical company Baxter continued to be a solid performer, while in the Retail group, Bed Bath and Beyond was up over 30% during the second quarter. In the Financial sector, the stock of Household International gained 12%.

What were among the weakest performing investments for the Fund?

In the current environment, the market has no tolerance for companies that miss their expected earnings targets. Walgreens was punished severely for a negative earnings announcement--it missed its projected quarterly earnings by a penny--and paid with a 15% decrease in the price of its stock.

Another weak stock was MBNA, the credit card company. However, this company certainly did not disappoint; earnings have been well above expectations. Nonetheless, the stock came under short-lived price pressure due to concerns that proposed bankruptcy reform legislation would cause a surge in bankruptcy filings, consequently hurting their business. The reality was that the benefits of lower interest rates for this company more than offset any deterioration in credit quality.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

As the Fed continued to lower interest rates over the first half of the year, investors seemed more willing to believe that the economy would rebound. We do believe that the worst of the market's decline is over and that the market will continue to recover over the next several months. The overall market should continue to discount an improving economy. The technology sector may lag a broad positive move by the market.

Our outlook has not changed significantly during the course of the past six months. We believed the economy was in the equivalent of a profits recession. Corporate profits have been down significantly in the first half of 2001. We expect a slow recovery by fourth quarter resulting in an economic turn in early 2002. However, since the market usually anticipates economic events, we expected investors to begin to discount an economic turn in the second and third quarters and therefore to move into more economically-sensitive stocks. Due to our expectations, we bought more media and advertising-dependent stocks, maintained an overweight position in both Consumer Cyclicals and in growth Financials.

We are encouraged that the market is showing improved breadth and is moving to stocks that will benefit from an economic recovery. We believe the worst is over and that a much healthier economic environment is ahead.

Although the outlook for 2002 looks positive, the earnings outlook for the next two quarters continues to look weak, with corporate earning projected to be down as much as 17% for the second quarter and 5% to 10% for the third quarter. As companies announce their earnings, the markets may be in for further bouts of volatility between now and year-end.

We remain cautious on Technology, but will continue to move toward companies in other sectors that we expect will benefit from an economic upturn next year. As we discussed, with the market already beginning to anticipate recovery, we have become more optimistic about the prospects for finding good investment opportunities for the Fund in other sectors.

June 30, 2001                                            William Blair Funds 13

------------------------------------------------------------------
Large Cap Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                       6/30/01(a)     2000   1999(a)(b)
                                       ----------   ------   ----------
       Large Cap Growth Fund (Class N)     (16.09)% (16.67)%       1.40%
       S&P 500 Index..................      (6.70)   (9.11)         .85
       Russell 1000(R) Growth Index...     (14.24)  (22.42)         .46


                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
               Illustration of an assumed investment of $10,000

[CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/01)
1 Year          (29.95)%
Since Inception
(12/27/99)      (20.37)%
                            12/99   3/00    6/00    9/00   12/00    3/01    6/01
Large Cap Growth Fund      10,000  10,400  10,100 10,200   8,500   6,800   7,100
S&P 500 Index              10,000  10,300  10,000  9,900   9,200   8,100   8,600
Russell 1000 Growth Index  10,000  10,800  10,500  9,900   7,800   6,200   6,700

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average price-to-book ratios and forecasted growth rates

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

14 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Large Cap Growth Fund


--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)


            ------------------------------------------------  ------
            Shares                                             Value
            ------------------------------------------------  ------

            Common Stocks
            Technology--25.2%
              6,600  Automatic Data Processing, Inc.......... $  330
              3,400  *BEA Systems, Inc.......................    104
              1,400  *Check Point Software Technologies, Ltd.     71
              4,700  *Cisco Systems, Inc.....................     86
              4,200  *i2 Technologies, Inc...................     83
              6,080  Intel Corporation.......................    178
              4,500  Linear Technology Corporation...........    199
              2,600  *Microsoft Corporation..................    190
              5,400  Nokia Corporation ADR...................    119
              5,900  *Oracle Corporation.....................    112
              7,600  *SunGard Data Systems, Inc..............    228
              4,700  *Tellabs, Inc...........................     91
              6,800  Texas Instruments Incorporated..........    214
              1,400  *VERITAS Software Corporation...........     93
              2,600  *Xilinx, Inc............................    107
                                                              ------
                                                               2,205
                                                              ------
            Healthcare--22.3%
              4,300  *Amgen, Inc.............................    261
              8,600  Baxter International, Inc...............    421
              4,200  *Biogen, Inc............................    228
               4,700 Eli Lilly & Company.....................    348
              3,500  *Genentech, Inc.........................    193
              7,300  Medtronic, Inc..........................    336
              4,700  Schering-Plough Corporation.............    170
                                                              ------
                                                               1,957
                                                              ------
            Consumer Staples--16.5%
              3,300  *AOL Time Warner, Inc...................    175
             21,400  *AT&T Liberty Media Group, Class "A"....    374
              6,100  *Clear Channel Communications, Inc......    383
              8,000  *Cox Communications, Inc................    354
              4,500  Walgreen Co.............................    154
                                                              ------
                                                               1,440
                                                              ------
            Financial Services--12.8%
              4,200  American International Group............    361
              6,600  Household International.................    440
              7,300  MBNA Corporation........................    241
              1,600  State Street Corporation................     79
                                                              ------
                                                               1,121
                                                              ------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

                        -------------------------- -----
                        Shares                     Value
                        -------------------------- -----

                        Common Stocks--(Continued)

              Consumer Cyclicals--12.5%
               13,600      *Bed, Bath & Beyond, Inc........ $  424
                5,500      *Costco Wholesale Corporation...    226
                3,400      Home Depot, Inc.................    158
                3,300      Omnicom Group...................    284
                                                            ------
                                                             1,092
                                                            ------
              Capital Goods--4.4%
                2,600      Illinois Tool Works, Inc........    164
                4,200      *Jabil Circuit, Inc.............    130
                5,200      *Solectron Corporation..........     95
                                                            ------
                                                               389
                                                            ------
              Total Common Stock--93.7%
                (cost $8,900)............................   8,204
                                                            ------
              Short-term Investments
              551,061      Ready Reserves Fund.............    551
                                                            ------
              Total Short-term Investments--6.3%
                (cost $551)..............................     551
                                                            ------
              Total Investments--100.0%
                (cost $9,451)............................   8,755
              Liabilities, plus cash and other assets--0.0%     (2)
                                                            ------
              Net assets--100.0%........................... $8,753
                                                            ======


                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 15

[PHOTO OF Balkin]
Michael P. Balkin

[PHOTO OF Karl Brewer]

Karl W. Brewer

[PHOTO OF Mark Fuller]

Mark A. Fuller III
------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After performing well in a very difficult market environment during the first quarter, the Small Cap Growth Fund posted superb performance results for the second quarter, with the Fund up 27.84% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Russell 2000 Growth Index increased 17.97%. For the six months ended June 30, 2001, the Fund gained 19.68%, significantly ahead of the Russell 2000 Growth, which was nearly flat at 0.04%.

What were the most significant factors impacting Fund performance in the quarter and during the first half of the year?

As we previously reported, the first quarter was a very difficult one for growth stock investing. The second quarter, however, was one of recovery, with small cap stocks rallying after essentially bottoming out during the month of March. In fact, from its low point during March to its high on April 19/th/, the NASDAQ Index climbed over 40%.

Our focus on businesses with solid fundamentals and strong business franchises has helped us outperform in a challenging period for small cap growth investors. In 2001, we have benefited from good stock selection in the two sectors which are among the largest weightings in our portfolio--the Consumer and Health Care sectors. Over the same period, underweighting the Technology sector has worked to our advantage.

It is worth noting that since the Fund's inception, there have been two quarters where the markets have been up and four where the market have been down. In all of these markets, the Fund has outperformed its benchmark.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

One of the most important decisions affecting the Fund's performance thus far this year actually took place nearly one year ago. The Fund has underweighted the Technology sector compared to the Russell 2000 Growth benchmark by a significant amount. Our willingness to largely look beyond Technology and the "New Economy" for growth ideas has been a successful strategy for the Fund.

The Fund believed that the Technology sector would take quite a while to recover from the excesses of 1999 and early 2000, and focused its portfolio holdings in other growth areas, including healthcare, consumer and the service economy.

Another key investment strategy this year has been to focus the portfolio, especially the larger holdings, in businesses with less sensitivity to the broad economy and therefore less earnings risk. This approach has paid dividends as investors were slow to acknowledge the degree to which corporate earnings were at risk this year. Our stock selection and portfolio weight decisions have been importantly influenced by our desire to reduce earnings and valuation risk.

16 Semi-Annual Report                                             June 30, 2001

What were among the best performing investments for the Fund?

The Fund benefited from strong performance from many of the larger holdings in the portfolio. One such example is Daisytek International, an industry leader in providing private-label technology consumables and office supplies such as ink jet cartridges for computer printers.

Pediatrix Medical Group, a physicians' practice management business, was another very strong performer. Pediatrix specializes in providing services to hospital-based neonatal intensive care units and pediatric intensive care units.

Administaff, a business service company, was a good performing investment. Administaff is a market leader providing human resource outsourcing solutions for the permanent employees of small businesses.

What were among the weakest performing investments for the Fund?

The stock of Headhunter.net, a leader in online recruiting, saw its stock price decline due to fears that hiring employees would be curtailed in an economic slowdown. The fact that the company had "dot-net" in its name did not help either, as it was tarnished by the damage done to companies connected with the speculative New Economy bubble. Yet this remains a stock we still like based on its opportunity for significant growth and strong profitability. We expect this company to benefit from the secular change occurring as people move from looking for jobs in the classified ad pages of their newspapers to the speed and convenience of the Internet.

DigitalThink was also a poor performer, a function of being associated with Internet Technology. DigitalThink is an emerging company in the exciting and promising "e-learning" industry, developing software for companies to educate employees via computer.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Looking forward, we expect economic conditions to remain difficult into 2002, pressuring corporate earnings. However, because stocks begin to discount a recovery several quarters before earnings improve, we have started to gradually build positions in high quality companies that have been "out of favor" in recent quarters.

June 30, 2001                                            William Blair Funds 17

------------------------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                        6/30/01(a)    2000  1999(a)(b)
                                        ----------  ------  ----------
        Small Cap Growth Fund (Class N)      19.68%  33.68%       1.90%
        Russell 2000(R) Index..........       6.85   (3.02)       4.26
        Russell 2000(R) Growth Index...       0.04  (22.43)       5.22


                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
               Illustration of an assumed investment of $10,000

[CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/01)
1 Year 9.27%
Since Inception
(12/27/99)             38.23%
                           12/99   3/00    6/00    9/00    12/00   3/01   6/01
Small Cap Growth Fund     10,000  15,200  14,900  16,600  13,620  12,800 16,300
Russell 2000 Index        10,000  11,200  10,700  10,900  10,100   9,500 10,800
Russell 2000 Growth Index 10,000  11,500  10,600  10,200   8,200   6,900  8,200

IPOs have made significant contributions to the recent performance of the Fund. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

18 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Small Cap Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

          --------------------------------------------------   -------
          Shares                                                 Value
          --------------------------------------------------   -------

          Common Stocks
          Consumer Cyclicals--29.5%
           29,400   *Ackerley Group, Inc...................... $   329
           26,300   *AmeriPath, Inc...........................     771
            7,900   *Career Education Corporation.............     473
           25,500   Clayton Homes, Inc........................     401
           70,700   *DigitalThink, Inc........................     496
           16,000   *Doubleclick, Inc.........................     223
           49,100   *FirstService Corporation.................   1,110
          117,000   *GP Strategies Corporation................     552
           31,500   *Guitar Center, Inc.......................     666
           13,400   *InterDigital Communications Corporation..     178
           19,900   *Michaels Stores, Inc.....................     816
           40,400   *Midway Games, Inc........................     747
           19,800   *O'Reilly Automotive, Inc.................     568
           35,000   *Pre Paid Legal Services, Inc.............     770
           35,200   *School Specialty, Inc....................     910
           10,300   *SkillSoft Corporation....................     353
           25,000   *Speedway Motorsports, Inc................     630
           35,700   *StarTek, Inc.............................     807
          147,500   *ValueClick, Inc..........................     472
           14,400   *Williams-Sonoma, Inc.....................     559
                                                               -------
                                                                11,831
                                                               -------
          Technology--16.8%
            6,600   *Activision, Inc..........................     259
           26,300   *Axcelis Technologies, Inc................     389
           61,400   *Dendrite International, Inc..............     682
           59,900   *Harmonic, Inc............................     599
           23,800   Harris Corporation........................     648
           95,600   *Headhunter.net, Inc......................     447
          186,100   *Infocure Corporation.....................     443
           14,400   *Infospace, Inc...........................      55
           91,600   *Liberty Digital, Inc., Class "A".........     558
           15,800   *Micrel, Inc..............................     521
           63,600   *New Focus, Inc...........................     525
           17,700   *Pediatrix Medical Group, Inc.............     588
           16,500   *Silicon Labratories, Inc.................     365
           49,400   *Xcare.net, Inc...........................     667
                                                               -------
                                                                 6,746
                                                               -------
          Health Care--12.3%
            5,600   *Biosite Diagnostics, Inc.................     251
          101,100   *Dynacare, Inc............................   1,001
           32,800   *Integra LifeSciences Holdings Corporation     710
           53,800   *Lynx Therapeutics, Inc...................     368
           17,700   *Med-Design Corporation...................     533
           15,400   *Orthodontic Centers of America, Inc......     468
           35,700   *Praecis Pharmaceuticals, Inc.............     587
            9,300   *Serologicals Corporation.................     198
            3,500   *Syncor International Corporation.........     109
           77,700   *US Oncology, Inc.........................     691
                                                               -------
                                                                 4,916
                                                               -------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

        ------------------------------------------------------- -------
        Shares                                                    Value
        ------------------------------------------------------- -------

        Common Stocks--(continued)
        Consumer Staples--9.9%
           29,900 *Administaff, Inc............................ $   777
           17,200 *AFC Enterprises, Inc........................     329
           87,518 *ARTISTdirect, Inc...........................      60
           40,800 *Axcan Pharma, Inc...........................     469
           53,600 *Entravision Communications, Corp., Class "A"     659
           15,600 *O Charley's, Inc............................     302
           18,700 *RARE Hospitality International, Inc.........     423
           32,800 *Sirius Satellite Radio, Inc.................     400
           11,800 *Whole Foods Market, Inc.....................     320
           14,100 *XM Satellite Radio Holdings, Inc., Class "A"     228
                                                                -------
                                                                  3,967
                                                                -------
        Basic Materials--5.3%
           52,700 *AirGate PCS, Inc............................     627
           57,700 *Daisytek International Corporation..........     909
          45,900. Wausau-Mosinee Paper Corporation.............     592
                                                                -------
                                                                  2,128
                                                                -------
        Financial Services--4.6%
           36,300 Boston Private Financial Holdings, Inc.......     813
           10,700 City National Corporation....................     474
           17,250 Metris Companies, Inc........................     581
                                                                -------
                                                                  1,868
                                                                -------
        Communication Services--4.3%
           11,800 *Allegiance Telecom, Inc.....................     177
          116,600 *Pinnacle Holdings, Inc......................     701
           40,000 *UbiquiTel, Inc..............................     304
           51,500 *US Unwired, Inc.............................     546
                                                                -------
                                                                  1,728
                                                                -------
        Energy--3.5%
           10,700 *National-Oilwell, Inc.......................     287
           51,700 *Parker Drilling Company.....................     336
           34,000 *Petroleum Geo-Services ADR..................     344
           15,000 *Torch Offshore, Inc.........................     149
           15,300 *Varco International, Inc....................     285
                                                                -------
                                                                  1,401
                                                                -------
        Capital Goods--3.4%
            7,300 *Active Power, Inc...........................     122
           64,300 *Newpark Resources, Inc......................     714
           24,750 *Shuffle Master, Inc.........................     520
                                                                -------
                                                                  1,356
                                                                -------
        Transportation--2.3%
           21,000 *Iron Mountain, Inc..........................     942
                                                                -------
        Total Common Stock--91.9%
         (cost $30,929)........................................  36,883
                                                                -------
        Short-Term Investments
        1,910,039 William Blair Ready Reserves Fund............   1,910
        Total Short-term Investments--4.8%
         (cost $1,910).........................................   1,910
                                                                -------
        Total Investments--96.7%
         (cost $32,839)........................................  38,793
        Cash and other assets, less liabilities--3.3%..........   1,320
                                                                -------
        Net assets--100.0%..................................... $40,113
                                                                =======


                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 19

[PHOTO OF George Greig]

W. George Greig

------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
------------------------------------------------------------------

How did the fund perform over the first half of the year?

Relative performance for the International Growth Fund remained strong for the first half of the year. In particular, performance during the second quarter was excellent. The Fund posted a 3.20% gain on a total return basis (Class N Shares) for the second quarter, compared to a decline of -0.13% for the Fund's benchmark, the MSCI All Country World Free ex US Index. For the six months ended June 30, the Fund posted a decline of 8.37%, compared to the Fund's benchmark, which declined -13.26%.

What were the most significant factors impacting fund performance?

Through the first half of the year, the Fund has had exposure to solid growth companies in emerging Asia, and has had relatively defensive positioning in Japan and Europe.

The Fund benefited from its overweight position in Asia (in other words, a higher concentration of these equities when compared to its benchmark index) and slightly underweight position in Europe and Japan. This geographic exposure had the effect of essentially making the Fund overweight the dollar, which was stronger during the period.

In addition, we have made an effort to begin acquiring selective Technology names to the Fund's portfolio, in order to make the Fund's Technology exposure a little less defensive. This effort was underway during the April and May time period, and worked out reasonably well for the Fund.

Which investment strategies enhanced the fund's return? Were there any investment strategies that produced the best results?

On a year-to-date, the best performing region for the Fund was Asia, with China and Korea, the "stars."

Although there has not been any significant shift in the Fund's overall investment strategy over the course of the first half of the year, events in Japan, and the Fund's exposure to this country, are definitely worth mentioning.

Japan is in the midst of monumental economic reform, on the scale of what the United Kingdom experienced under former Prime Minister Margaret Thatcher. While this transformation will have many benefits over the long-term, there will be a considerable amount of turmoil and dislocation in the short-term. Yet in the midst of a slow economy there are still plenty of good companies in which to invest.

Our investment strategy in Japan is primarily focused on three areas: small entrepreneurial service companies, as exemplified by Watami Food Service and Home Healthcare, traditional "defensive" consumer stocks--as exemplified by KAO, Kirin Beverage and Taketa, and companies undergoing what we consider to be positive corporate transformation--Kawasaki Heavy Equipment and Nissan Motor Company.

20 Semi-Annual Report                                             June 30, 2001

Nissan, our largest holding, has been a tremendous success story, with a combination of new management, effective cost controls, exciting new products coming to market and aggressive consumer marketing.

Were there any investment strategies or themes that did not measure up to your expectations?

A handful of underperforming stocks were responsible for shaving several percentage points of performance from the Fund's return. Three out of four of these stocks were technology related, and two were based in the U.K. Generally speaking, these stocks came under severe selling pressure as a result of earnings disappointments. We used this price weakness to add to our position in three of these companies, and trimmed our position in the fourth before the stock declined.

In terms of sectors, Energy was a disappointment. Brazil, where the Fund has been overweighted, was the weakest performing region. Weakness in the Brazilian market was mostly currency-related, based on fears that financial instability in Argentina could spill over into the Brazilian economy. Argentina's problems have been a damper on the Mexican market as well.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The need for a tactical mindset is of heightened importance when we consider the interaction of the Federal Reserve Board's monetary policy on the global economy. Each move by the Fed to lower rates over the first half of the year has had positive implications for global equity markets. And yet, the Fed is limited as to the number and size of additional rate moves.

Looking ahead we are encouraged by what we might consider a "bottom" to the decline in the Technology cycle. Although we would say that we have not seen anything definitive yet, we have tactically begun to approach the sector somewhat more aggressively.

June 30, 2001                                            William Blair Funds 21

------------------------------------------------------------------
International Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                    6/30/01(a)     2000    1999   1998  1997   1996
                                    ----------   ------   -----  -----  ----  -----
International Growth Fund (Class N)      (8.37)%  (8.10)% 96.25% 11.46% 8.39% 10.20%
Morgan Stanley Capital -
 International (MSCI) All
 Country World Free
 Ex-U.S. Index.....................     (13.26)  (15.09)  30.91  14.46  2.04   6.68
Lipper International Index.........     (12.53)  (14.72)  37.83  12.66  7.25  14.43

              ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

[CHART]
Average Annual Total Return
(period ended 6/30/01)
Class N Shares
1 Year         (17.45)%
5 Years         15.27%
Since Inception
(10/1/92)       14.20%

       International    MSCI AC WLD    Lipper
       Growth           EX-US          Int'l
       Fund             Index          Index
10/92  10,000            10,000        10,000
12/92  10,100             9,700         9,900
12/93  13,600            13,200        13,700
12/94  13,500            14,100        13,600
12/95  14,500            15,300        15,000
12/96  16,000            16,300        17,200
12/97  17,400            16,600        18,400
12/98  19,300            19,000        20,800
12/99  37,900            25,000        28,600
12/00  35,000            21,200        24,400
6/01   32,000            18,400        21,300

The Fund's 1999 performance was attributable to unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

22 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
International Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

       --------------------------------------------------------- --------
       Shares                                                       Value
       --------------------------------------------------------- --------

       Common Stocks--Europe--31.1%
       Belgium--0.8%
          125,000 *Interbrew (Beverage)......................... $  3,348
                                                                 --------
       Denmark--1.9%
           30,000 *Group 4 Falck A/S (Safety and security
                   services)....................................    3,431
          100,000 Novo Nordisk A/S (Pharmaceuticals)............    4,426
                                                                 --------
                                                                    7,857
                                                                 --------
       Finland--0.7%
          168,160 *Comptel Oyj (Software).......................    1,325
           50,000 KCI Konecranes (Trucks, construction and
                   farm machinery)..............................    1,399
                                                                 --------
                                                                    2,724
                                                                 --------
       France--5.7%
           35,500 Altran Technologies SA (Information
                   technology services).........................    1,655
          117,470 April SA (Non-life insurance).................    2,091
           88,000 Aventis SA (Pharmaceuticals)..................    6,958
           20,000 Beneteau (Recreational products)..............    1,865
           70,000 Business Objects SA--ADR (Internet and
                   software services)...........................    1,652
           57,100 Generale de Sante (Health services)...........      932
           30,000 Groupe Danone (Packaged foods and
                   beverage)....................................    4,121
           15,000 Royal Canin SA (Specialty candy)..............    1,397
           10,000 Zodiac SA (Aerospace and defense).............    2,430
                                                                 --------
                                                                   23,101
                                                                 --------
       Germany--6.0%
           80,000 *Altana AG (Pharmaceuticals)..................    3,044
          140,000 Direkt Anlage Bank (Regional banks)...........    1,958
           50,000 Fresenius Medical Care (Medical and nursing
                   services)....................................    3,513
           30,000 Muenchener Re (Mulit-line insurance)..........    8,428
           55,000 *Rhoen-Klinikum AG (Health care operator).....    2,564
           35,000 SAP AG (Packaged software)....................    4,832
                                                                 --------
                                                                   24,339
                                                                 --------
       Greece--0.4%
           90,000 Folli Follie (Apparel and footware retailer)..    1,692
                                                                 --------
       Ireland--1.9%
          200,414 CRH plc (Building products)...................    3,407
           80,000 *Ryanair Holdings plc--ADR (Air transport)....    4,156
                                                                 --------
                                                                    7,563
                                                                 --------
       Italy--3.8%
          265,000 Autogrill SpA (Restaurants)...................    2,860
        2,000,000 Banca Intesa SpA (Banking)....................    7,085
        1,560,000 Parmalat Finanziaria SpA (Food and
                   beverage)....................................    4,231
           35,000 Tod's SpA (Apparel and footware retailer).....    1,394
                                                                 --------
                                                                   15,570
                                                                 --------
       Netherlands--1.8%
          113,200 Ahold NV (Food retail)........................    3,550
           80,000 UMS AG (United Medical Systems Intl)
                   (Medical specialties)........................    1,540
          133,611 *United Services Group NV (Personnel services)    2,304
                                                                 --------
                                                                    7,394
                                                                 --------

      ---------------------------------------------------------- --------
      Shares                                                        Value
      ---------------------------------------------------------- --------

      Common Stocks--Europe--(continued)
      Spain--3.2%
         150,000 Banco Popular Espanol (Banking)................ $  5,249
         130,000 Cortefiel SA (Apparel retailer)................    1,829
         100,000 GAMESA (Grupo Aux Metalrgco) (Aerospace
                  and defense)..................................    2,127
         175,000 *Grupo Dragados (Engineering and consruction)..    2,202
         100,500 Inditex (Apparel and footware retailer)........    1,606
                                                                 --------
                                                                   13,013
                                                                 --------
      Sweden--0.3%
         500,000 HIQ International AB (IT consultants)..........    1,209
                                                                 --------
      Switzerland--4.6%
           3,100 Serono SA--B (Biotechnology)...................    3,076
           3,000 Synthes-Stratec, Inc. (Medical specialties)....    1,841
          25,000 Tecan AG (Specialty engineering)...............    2,073
          40,000 UBS AG (Banking)...............................    5,732
          18,000 Zurich Financial Services (Diversified banking)    6,140
                                                                 --------
                                                                   18,862
                                                                 --------

      Common Stocks--Japan--15.3%
          40,000 Aiful Corp. (Finance, rental and leasing)......    3,607
          44,000 Belluna Company, Ltd. (Catalogs and specialty
                  distribution).................................    1,326
         150,000 *Canon Inc. (Electronic equipment).............    6,060
          25,000 Fast Retailing Company, Ltd. (Apparel and
                  footware retailer)............................    4,349
             600 Fuji Television Network (Broadcasting).........    3,448
         125,000 Kao Corporation (Household and personal care)..    3,106
       3,000,000 Kawasaki Heavy Industries (Industrial
                  conglomerate).................................    4,954
         100,000 *Kirin Beverage Corp. (Packaged food and
                  beverage).....................................    2,124
          90,000 Konami Corporation (Packaged software).........    4,105
          80,000 Medical Support Company, Ltd. (Health
                  industry services)............................      834
         900,000 Nissan Motor Company, Ltd. (Motor vehicles)....    6,212
          30,000 *Orix Corp (Finance, rental and leasing).......    2,917
              30 Painthouse Co., Ltd. (Consumer services).......    1,178
          25,000 *Sanix Corporation (Pest control)..............    1,263
          30,000 SMC Corporation (Trucks, construction and
                  farm machinery)...............................    3,210
         400,000 Suruga Bank Ltd. (Banking).....................    3,367
         100,000 Takeda Chemical Industries (Pharmaceuticals)...    4,649
          15,000 Toys "R" Us Japan, Ltd. (Specialty stores).....    1,503
          54,050 Watami Food Service (Restaurants)..............    2,036
          24,000 Yamada Denki (Consumer electronics retailer)...    1,963
                                                                 --------
                                                                   62,211
                                                                 --------

      Common Stocks--United Kingdom--12.7%
         270,584 3i Group plc (Venture capital).................    4,061
         150,000 Barclays plc (Diversified banking).............    4,604
       1,000,000 Billiton plc (Aluminum mining).................    4,987
         600,000 Capita Group plc (Commercial services).........    3,907
         200,000 *Celltech Group plc (Pharmaceuticals)..........    3,373
       1,050,000 *Energis plc (Telecommunications services).....    2,790
       1,000,000 Hays plc (Commercial services).................    2,580
         165,000 Luminar plc (Restaurants)......................    2,038
         300,000 Matalan plc (Apparel and footware retailer)....    2,095
         225,000 Nestor Healthcare Group plc (Personnel
                  services).....................................    1,734

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 23

--------------------------------------------------------------------------------
International Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

       --------------------------------------------------------- --------
       Shares                                                       Value
       --------------------------------------------------------- --------

       Common Stocks--United Kingdom--(continued)
          175,000 Next plc (Apparel and footware retailer)...... $  2,291
          200,000 *Powderject Pharmaceuticals (Medical
                   specialties).................................    1,309
          200,000 Reckitt Benckiser plc (Household products)....    2,886
          270,000 Reuters Group plc (Financial publishing and
                   services)....................................    3,508
          600,000 Rolls-Royce plc (Aerospace)...................    1,981
          250,000 Standard Chartered plc (Banking)..............    3,206
        1,000,000 Tesco plc (Food retailer).....................    3,611
           29,500 *Willis Group Holdings, Ltd.--ADR (Insurance
                   brokers).....................................      524
                                                                 --------
                                                                   51,485
                                                                 --------

       Common Stocks--Canada--4.6%
          205,000 Anderson Exploration (Oil and gas)............    4,140
          100,000 *Biovail Corp.--ADR (Pharmaceuticals).........    4,350
          150,000 *Canadian Hunter Exploration (Oil and gas)....    3,657
          100,000 *CHC Helicopter Corp. (Airlines)..............    1,318
          625,000 *Compton Petroleum Corp. (Oil and Gas
                   production)..................................    1,804
          120,000 *Manulife Financial Corp. (Life and health
                   insurance)...................................    3,347
                                                                 --------
                                                                   18,616
                                                                 --------

       Common Stocks--Bahamas--1.0%
          100,000 Ace Limited (Property and casualty insurer)...    3,909
                                                                 --------

       Common Stocks--Emerging Asia--10.7%
       China--2.6%
        7,760,000 China National Aviation Company, Ltd.
                   (Airline operator and services)..............    1,492
        2,000,000 *China Unicom Ltd. (Telecommunications).......    3,487
        1,400,000 China Vanke Co, Ltd. (Real estate
                   development).................................    1,811
        6,600,000 Denway Motors Limited (Motor vehicles)........    2,369
        3,500,000 Texwinca Holdings, Ltd. (Textiles)............    1,335
                                                                 --------
                                                                   10,494
                                                                 --------
       India--2.8%
          100,000 Britannia Industries (Packaged food and
                   beverage)....................................    1,322
           65,000 Dr. Reddy's Laboratories (Pharmaceuticals)....    2,227
          200,000 *Housing Development Finance Corp. (Financial
                   services)....................................    2,935
          100,000 Hughes Software Systems, Ltd. (Information
                   technology services).........................    1,350
           45,000 *Infosys Technologies (Consulting and software
                   services)....................................    3,602
                                                                 --------
                                                                   11,436
                                                                 --------
       Indonesia--0.3%
          800,000 Unilever Indonesia Tbk (Household and
                   personal care)...............................    1,235
                                                                 --------
       South Korea--3.3%
          400,000 Good Morning Securities Co. (Investment
                   banking and brokerage).......................    1,581
          150,000 Kookmin Bank (Banking)........................    2,009
           40,000 LG Home Shopping, Inc. (Catalog and
                   specialty distribution)......................    1,658
           20,000 Samsung Electronics Co. (Semiconductors)......    2,947

      ---------------------------------------------------------- --------
      Shares                                                        Value
      ---------------------------------------------------------- --------

      Common Stocks--Emerging Asia--(continued)
          30,000 Shinsegae Dept Store Co. (Specialty stores).... $  2,164
          20,000 SK Telecom Co., Ltd. (Wireless
                  telecommunications)...........................    2,939
                                                                 --------
                                                                   13,298
                                                                 --------
      Taiwan--1.2%
       1,680,000 Taiwan Semiconductor (Semiconductors)..........    3,118
         250,000 *Via Technologies, Inc. (Semiconductors).......    1,726
                                                                 --------
                                                                    4,844
                                                                 --------
      Thailand--0.5%
         200,000 BEC World Public Co, Ltd. (Broadcasting).......    1,069
         800,000 Siam Makro Public Co, Ltd. (Food retailer).....      884
                                                                 --------
                                                                    1,953
                                                                 --------

      Common Stocks--Latin America--4.1%
      Brazil--1.3%
      10,000,000 AmBev (Packaged beverage)......................    2,343
         370,000 Confeccoes Guararapes S.A.--ON (Apparel
                  retailer).....................................      819
         210,000 Confeccoes Guararapes S.A.--PN (Apparel
                  retailer).....................................      401
         100,000 Tele Norte Leste--ADR (Specialty
                  telecommunications)...........................    1,526
                                                                 --------
                                                                    5,089
                                                                 --------
      Mexico--2.8%
       1,300,000 *Consorcio ARA S.A. (Housing)..................    2,152
         100,000  Fomento Econ Mexico--ADR (Packaged
                  food and beverage)............................    4,281
          70,000 *Telefonos de Mexico--ADR (Telecom
                  services).....................................    2,456
       1,200,000 *Walmart de Mexico (Retailer)..................    2,938
                                                                 --------
                                                                   11,829
                                                                 --------

      Common Stocks--Asia--3.5%
      Australia--0.4%
          90,000 Macquarie Bank, Ltd. (Financial services)......    1,688
                                                                 --------
      Hong Kong--2.6%
         500,000 Dah Sing Financial (Regional banks)............    2,583
       2,201,334 Esprit Holdings (Apparel and footware retailer)    2,413
         360,000 Hang Seng Bank, Ltd. (Banking).................    3,692
         903,000 Yue Yuen Industrial Hldgs. (Footwear)..........    1,793
                                                                 --------
                                                                   10,483
                                                                 --------
      New Zealand--0.5%
         855,000 Warehouse Group Limited (Discount stores)......    1,885
                                                                 --------

      Common Stocks--Emerging Europe, Mid-East, Africa--0.8%
      South Africa--0.8%
         380,000 Harmony Gold Mining Co. (Precious metals)......    2,212
         250,000 *JD Group (Specialty stores)...................    1,152
                                                                 --------
                                                                    3,364
                                                                 --------
      Total Common Stock--83.8%
        (cost $340,989).......................................   340,491

                See accompanying Notes to Financial Statements.

24 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
International Growth Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

                  ------------------------------------- ------
                  Shares                                 Value
                  ------------------------------------- ------

                  Preferred Stock--2.7%
                  Brazil--2.7%
                  37,000,000 *Banco Itau S.A. (Banking) $3,243

            150,000 EMBRAER--PN (Aerospace).....................  1,475
            200,000 Perdiago S.A. (Miscellaneous food products).  1,125
            140,000 Petroleo Brasileiro S.A. (Oil and gas)......  3,279
         60,000,000 Votorantim Celulose y Papel (Pulp and paper)  1,796
                                                                 ------
         Total Preferred Stock--2.7%
           (cost $9,288)......................................  10,918
                                                                 ------
         Warrants, rights, and other issues--0.0%
             70,000 Harmony Gold Mining Co. Warrants (Precious
                     metals)....................................     34
                                                                 ------
         Total Warrants, rights, and other issues--0.0%
           (cost $34).........................................      34
                                                                 ------

             --------------------------------------------- --------
             Shares                                           Value
             --------------------------------------------- --------

             Short-Term Investments
             53,004,698  William Blair Ready Reserves Fund $ 53,005
                                                           --------
             Total Short-term Investments--13.0%
               (cost $53,005)...........................    53,005
                                                           --------
             Total Investments--99.5%
               (cost $403,316)..........................   404,448
             Cash and other assets, less liabilities--0.5%    1,944
                                                           --------
             Net assets--100.0%........................... $406,392
                                                           ========

----------
*Non-income producing securities
ADR= American Depository Receipt

At June 30, 2001 the Fund's Portfolio of Investments includes the following industry categories:

Financials............ 25.0%
Consumer Cyclicals.... 18.9%
Consumer Staples...... 12.7%
Health Care........... 12.7%
Technology............  9.8%
Communication Services  4.3%
Capital Goods.........  4.1%
Engery................  3.7%
Basic Materials.......  3.3%
Transportation........  2.0%
Commercial Services...  1.0%
Utilities.............  0.8%
Minerals..............  0.6%
Manufacturing.........  0.6%
Business Services.....  0.5%

At June 30, 2001 the Fund's Portfolio of Investments includes the following currency categories:

Euro................ 26.4%
Japanese Yen........ 17.7%
British Pound....... 14.5%
United States Dollar  6.5%
Swiss Franc.........  5.4%
Brazilian Real......  4.1%
Canadian Dollar.....  4.1%
South Korean Won....  3.8%
Indian Rupee........  3.3%
Chinese Yuan........  3.0%
Hong Kong Dollar....  3.0%
Danish Krone........  2.2%
Mexican Nuevo Peso..  1.4%
All other currencies  4.6%

                See accompanying Notes to Financial Statements

June 30, 2001                                            William Blair Funds 25

[PHOTO OF Stan Kirtman]

Stan Kirtman

------------------------------------------------------------------
DISCIPLINED LARGE CAP FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After a difficult first quarter, the Disciplined Large Cap Fund recovered in the second, gaining 5.27% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Standard & Poor's 500 Index, rose 5.85%. For the six-month period ended June 30, 2001, the Fund declined 10.39%, compared to a drop of 6.7% for the S&P 500 Index.

What were the most significant factors impacting Fund performance?

Contributions came from the size of company and dividend policy. The mid-size companies in the S&P contributed the most to the Fund's performance in the second quarter,

From a sector standpoint, the top five contributors to the Fund's return were Technology gaining 14.0%, Capital Goods rising 12.0%, Financials up 7.7%, Basic Materials up 6.5% and Consumer Staples up 5.4%.

The five best contributors to performance in the first quarter were: Cash, Basic Materials, Consumer Cyclicals, Consumer Staples, and Energy.

What were among the weakest performing sectors for the Fund?

The weakest performing sectors in terms of return, and therefore detracted from Fund performance were Utilities, which were down 16.8%; Communications Services, down 4.4%; and Consumer Staples, which decreased 1.0%.

The five worst contributors to performance in the first quarter were:
Technology, Capital Goods, Financials, Healthcare, and Utilities.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The market's outlook going forward is dependent on how successful the Fed's policy of lowering short-term interest rates will be in stimulating the economy. At the moment, most economists feel that the rebound in the industrial sector will happen toward the latter part of the year with the economy rebounding in 2002. Earnings reports seem to be bottoming but suspicion exists as to when a recovery might begin. Certainly, slowing activity abroad and the strength of the dollar are not comforting data when looking for an economic rebound.

Another important consideration is how the consumer will react. Currently, as unemployment rises consumer confidence can be expected to decline. Should confidence dwindle even the Fed will be helpless in their ability to stimulate the economy and as we are aware the consumer accounts for roughly two-thirds of economic activity. Experiencing negative returns on their IRA's and higher fuel prices have shaken consumer confidence, although in the latter case prices are now declining. Should consumers pull in their horns the recovery will be a lot slower that otherwise might be the case.

Under the circumstances, we believe that over the near term the market is likely to be range bound. Therefore, from an investment viewpoint investors are likely to continue to pay-up for earnings visibility and continue to put a premium on dividend paying issues. It will be in these areas that we will look for investment opportunities.

26 Semi-Annual Report                                             June 30, 2001

------------------------------------------------------------------
Disciplined Large Cap Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                     6/30/01(a)    2000   1999(a)(b)
                                     ----------   -----   ----------
Disciplined Large Cap Fund (Class N)     (10.39)% (9.68)%       1.20%
S&P 500 Index.......................      (6.70)  (9.11)         .85


                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
                            Illustration of an assumed investment of $10,000


                                  [BAR CHART]

                Illustration of an assumed investment of $10,000

                          ---------------------------
                          Average Annual Total Return
                             (period ended 6/30/01)
                                 Class N Shares
                          1 Year             (19.16)%
                          Since Inception
                          (12/27/99)         (12.39)%
                          ---------------------------


Disciplined Large      12/99     3/00     6/00     9/00   12/00    3/01    6/01
Cap Growth Fund   -- $10,000   10,500   10,100   10,200   9,100   7,800   8,200
S&P 500 Index     -- $10,000   10,300   10,000    9,900   9,200   8,100   8,600

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the Adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund erformed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2001                                            William Blair Funds 27

--------------------------------------------------------------------------------
Disciplined Large Cap Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

-------------------------------------------------    -----
Shares                                               Value
-------------------------------------------------    -----

Common Stocks
Technology--19.1%
  600    *Advanced Micro Devices, Inc...............  $ 15
  710    *Applied Materials, Inc....................    35
  300    Autodesk, Inc..............................    11
3,600    *Cisco Systems, Inc........................    66
  410    Computer Associates International, Inc.....    15
  180    *Comverse Technology, Inc..................    10
1,990    *Dell Computer Corporation.................    52
  430    Electronic Data Systems....................    27
  640    First Data Corporation.....................    41
1,550    International Business Machines Corporation   175
  430    *Lexmark International, Inc., Class "A"....    29
  440    Linear Technology Corporation..............    19
  280    *Mercury Interactive Corporation...........    17
3,580    *Microsoft Corporation.....................   261
  320    *Novellus Systems..........................    18
  480    *PeopleSoft, Inc...........................    24
  720    *Qualcom, Incorporated.....................    42
  810    Scientific-Atlanta, Inc....................    33
  360    *Siebel Systems, Inc.......................    17
  570    *VERITAS Software Corporation..............    38
                                                      ----
                                                       945
                                                      ----
Financial Services--16.9%
  630    Allstate Corporation.......................    28
1,040    American International Group...............    89
1,340    Bank of America Corporation................    80
1,090    Bank One Corporation.......................    39
  250    Capital One Financial Corporation..........    15
1,060    Charter One Financial, Inc.................    34
2,680    Citigroup, Inc.............................   142
  500    Federal National Mortgage Association......    43
  770    Fifth Third Bancorp........................    46
  870    Household International....................    58
1,162    J. P. Morgan Chase & Co....................    52
  900    Lehman Brothers Holdings...................    70
  495    MBIA Inc...................................    28
  460    Providian Financial Corporation............    27
  640    Synovus Financial Corporation..............    20
  420    Torchmark Corporation......................    17
  540    UNUMProvident..............................    17
  850    Washington Mutual, Inc.....................    32
                                                      ----
                                                       837
                                                      ----

               ----------------------------------------    ----
               Shares                                      Value
               ----------------------------------------    ----

               Common Stocks--(continued)
               Healthcare--13.5%
                 680    American Home Products Corporation  $ 40
                 510    *Amgen, Inc.......................    31
               1,165    Biomet, Inc.......................    56
                 540    *Chiron Corporation...............    28
                 600    Eli Lilly & Company...............    44
                 310    *Forest Laboratories, Inc.........    22
               2,713    Johnson & Johnson.................   136
                 340    *King Pharmaceuticals, Inc........    18
               1,090    Merck & Co., Inc..................    70
               3,050    Pfizer, Inc.......................   122
                 440     Stryker Corporation..............    24
                 900    *Tenet Healthcare Corporation.....    46
                 480    United Healthcare Corporation.....    30
                                                            ----
                                                             667
                                                            ----
               Consumer Staples--11.4%
               2,170    *AOL Time Warner, Inc.............   115
                 815    Cardinal Health, Inc..............    56
                 510    Colgate Palmolive Company.........    30
                 470    *Comcast Corporation, Class "A"...    20
                 700    CVS Corporation...................    27
                 330    General Mills, Inc................    14
                 500    *Kroger Co........................    13
                 880    PepsiCo., Inc.....................    39
               2,120    Philip Morris Companies Inc.......   108
               1,910    Sysco Corporation.................    52
                 410    *TRICON Global Restaurants, Inc...    18
                 900    Walgreen Co.......................    31
                 870    William Wrigley, Jr. Company......    41
                                                            ----
                                                             564
                                                            ----
               Consumer Cyclicals--10.0%
               1,340    *Bed, Bath & Beyond, Inc..........    42
                 500    Brunswick Corporation.............    12
                 300    Centex Corporation................    12
               1,050    Home Depot, Inc...................    49
               1,050    IMS Health Corporation............    30
                 620    *Kohl's Corporation...............    39
                 770    Liz Claiborne, Inc................    39
                 560    Lowe's Companies, Inc.............    41
                 250    McGraw-Hill Companies, Inc........    17
                 180    Omnicom Group, Inc................    15
                 360    *Reebok International, Ltd........    12
                 470    Sears, Roebuck & Co...............    20
               1,380    Target Corporation................    48
                 550    Visteon Corporation...............    10
               2,200    Wal-Mart Stores, Inc..............   107
                                                            ----
                                                             492
                                                            ----

                See accompanying Notes to Financial Statements.

28 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Disciplined Large Cap Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

------------------------------------------------- ------
Shares                                             Value
------------------------------------------------- ------

Common Stocks--(continued)
Capital Goods--9.5%
   630 Caterpillar, Inc.......................... $   32
   420 Cummins, Inc..............................     16
 3,280 General Electric Company..................    160
   680 Honeywell International...................     24
   400 Illinois Tool Works, Inc..................     25
   540 *Jabil Circuit, Inc.......................     17
   520 Johnson Controls, Inc.....................     38
   570 Minnesota Mining and Manufacturing Company     65
   270 Northrop Grumman Corporation..............     22
 1,340 Tyco International, Ltd...................     73
                                                  ------
                                                     471
                                                  ------
Energy--6.9%
   310 Amerada Hess Corporation..................     25
   760 Chevron Corporation.......................     69
   860 Conoco, Inc., Class "B"...................     25
   220 Devon Energy Corporation..................     12
 1,710 Exxon Mobil Corporation...................    149
   340 Kerr-McGee Corporation....................     23
   920 Occidental Petroleum Corp.................     24
   450 USX-Marathon Group........................     13
                                                  ------
                                                     340
                                                  ------
Communication Services--4.6%
   390 Alltel Corporation........................     24
 2,150 AT&T Corporation..........................     47
 1,110 Bellsouth Corporation.....................     45
   250 *Sprint PCS Group.........................      6
 1,490 Verizon Communications, Inc...............     80
 1,635 *WorldCom Group, Inc......................     23
    67 *WorldCom, Inc., MCI Group................      1
                                                  ------
                                                     226
                                                  ------

----------
*Non-income producing securities

-----------------------------------------------    ------
Shares                                              Value
-----------------------------------------------    ------

Common Stocks--(continued)
Utilities--3.1%
   800    *Calpine Corporation.................... $   30
   790     Duke Energy Corporation................     31
   400    *Dynegy, Inc., Class "A"................     19
   280    KeySpan Corporation.....................     10
   280    Kinder Morgan, Inc......................     14
   600    Sempra Energy...........................     16
 1,050    Williams Companies, Inc.................     35
                                                   ------
                                                      155
                                                   ------
Basic Materials--2.9%
   330    Air Products and Chemicals, Inc.........     15
   650    Alcoa, Inc..............................     26
   260    Eastman Chemical Company................     12
   190    *FMC Corporation........................     13
   200    Nucor Corporation.......................     10
 1,130    *Pactiv Corporation.....................     15
   630    Praxair, Inc............................     30
   430    Vulcan Materials Company................     23
                                                   ------
                                                      144
                                                   ------
Transportation--1.2%
   250    *AMR Corporation........................      9
   750    Burlington Northern Santa Fe Corporation     23
   460    Union Pacific Corporation...............     25
                                                   ------
                                                       57
                                                   ------
Total Common Stock--99.1%
  (cost $4,809).................................   4,898
                                                   ------
Short-Term Investments
40,549    William Blair Ready Reserves Fund.......     41
                                                   ------
Total Short-term Investments--0.9%
  (cost $41)....................................      41
                                                   ------
Total Investments--100.0%
  (cost $4,850).................................   4,939
Cash and other assets, less liabilities--.0%......      2
                                                   ------
Net assets--100.0%................................ $4,941
                                                   ======

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 29

[PHOTO OF Kleckza]

Glen A. Kleczka

[PHOTO OF Mitchell]

David Mitchell

[PHOTO OF Cappy Price]

Capucine "Cappy" Price
------------------------------------------------------------------
VALUE DISCOVERY FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

The Value Discovery Fund posted solid results during the second quarter of the year, continuing to build on its positive return for the first quarter. The Fund gained 12.66% on a total return basis (Class N Shares) during the second quarter. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index, increased 14.29%, while the Russell 2000(R) Value Index was up 11.64%. For the six months ended June 30, 2001, the Fund increased 16.48%, compared to 6.85% for the Russell 2000 Index and 12.72% for the Russell 2000 Value.

What were the most significant factors impacting Fund performance?

The second quarter marked a continuation of very positive performance for small cap stocks, especially when compared to their large cap counterparts. For over a year, and on a quarter-over-quarter basis, small cap stock earnings have exceeded those of large caps.

Economic fundamental considerations have also been more favorable for small caps through the first half of this year. The Standard and Poor's 500 Stock Index illustrates the battering that large caps have experienced, with the index down 6.70% through June 30. The S&P 500 is heavily exposed to industries that have borne the brunt of the recent economic downturn, including sectors such as Technology, Consumer Durables, Retailing, and Autos and Transportation.

By contrast, Financial, Energy and Healthcare stocks, which are more heavily represented in the Russell 2000 Index, had earnings that have held up relatively well. The Value Discovery Fund benefited from the fact that it has been slightly overweighted in these sectors when compared to this benchmark. Financials in particular, was the biggest sector weight for the Fund at 24%, compared to 22% for the Russell 2000 Index.

In the first quarter, we stated that we really added the most value as Fund managers by avoiding the carnage in the Technology sector. This strategy continued to benefit the fund in the second quarter.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Our strong stock selection continued to benefit the Fund through the second quarter, and has been the main factor behind the Fund's outperformance versus its benchmarks on a year-to-date basis.

The Fund's largest holding, Checkpoint Systems, which we wrote about last quarter, continued to be the Fund's largest holding and the Fund's best performer. Checkpoint Systems is at the forefront of providing retailers with "source tagging" and security labels for their merchandise, providing retailers not only with anti-theft deterrents, but inventory management as well. Checkpoint systems gained 66.7% for the quarter and 111% for the year.


30 Semi-Annual Report                                             June 30, 2001

Among our Financial holdings, Pacific Century Financial, soon to be renamed the Bank of Hawaii, has performed very well, with the stock up 36% for the quarter and 28.5% on a year-to-date basis. The company has a new management team that has refocused its efforts on the Hawaiian banking marketplace, after forays into Australia and New Zealand. Another standout performer for the Fund was our holdings in Blockbuster, the nationwide retail music and video store.

What were among the weakest performing sectors for the Fund?

There were no major disappointments for the Fund, in part because the Russell 2000 sectors have performed well.

Our weakest stock performer during the quarter was Overland Data, which is a provider of computer data back-up services. Overland has been a solid holding for the Fund, but was the worst-performing stock in the quarter, falling victim to the overall business slowdown in the Technology sector.

What is your outlook for the Fund?

In closing, we are very optimistic about the prospects for the Fund and believe 2001 is shaping up to be a very solid year.


June 30, 2001                                            William Blair Funds 31

------------------------------------------------------------------
Value Discovery Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                            6/30/01(a)   2000   1999   1998   1997
                            ----------  -----  -----  -----  -----
Discovery Fund (Class N)...      16.48% 18.85%  6.10%   .66% 33.46%
Russell 2000(R) Index......       6.85  (3.02) 21.26  (2.55) 22.36
Russell 2000(R) Value Index      12.72  22.83  (1.49) (6.45) 31.78

              ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

[CHART]
Average Annual Total Return
(period ended 6/30/01)
Class N Shares
1 Year  23.86%
Since Inception
(12/23/96)      16.31%
        Value Discovery Fund    Russell 2000 Index      Russell 2000 Value
12/96   10,000                  10,000                  10,000
6/97    11,100                  11,000                  11,500
12/97   13,300                  12,200                  13,200
6/98    14,600                  12,800                  13,800
12/98   13,400                  11,900                  12,300
6/99    14,100                  13,000                  13,000
12/99   14,300                  14,500                  12,100
6/00    15,900                  14,900                  12,900
12/00   16,900                  14,000                  14,900
6/01    19,700                  15,000                  16,800

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

32 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Value Discovery Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all dollar amounts in thousands) (unaudited)

           -------------------------------------------------- -------
           Shares                                               Value
           -------------------------------------------------- -------

           Common Stocks
           Financial Services--24.3%
               62,700 Amerus Life Holdings, Inc., Class "A".. $ 2,224
              139,200 Annuity & Life Re Holdings, plc ADR....   4,976
               51,900 Astoria Financial Corporation..........   2,855
              183,600 Brandywine Realty Trust................   4,122
               89,200 First Financial Holdings, Inc..........   2,052
              109,300 First Industrial Realty Trust..........   3,513
              107,100 Hudson United Bancorp..................   2,731
               35,300 MONY Group, Inc........................   1,417
              132,950 Pacific Century Financial Corporation..   3,429
               64,600 SCPIE Holdings, Inc....................   1,305
              176,800 Seacoast Financial Services Corporation   2,873
                                                              -------
                                                               31,497
                                                              -------
           Producer Durables--24.1%
               84,000 Belden, Inc............................   2,247
              445,700 *Checkpoint Systems, Inc...............   7,933
              136,100 *Denison International, plc, ADR.......   2,247
              128,730 *Flowserve Corporation.................   3,958
               77,000 *Gardner Denver, Inc...................   1,582
              162,100 LSI Incorporated.......................   3,792
              158,500 *Newpark Resources.....................   1,759
              125,200 Pentair, Inc...........................   4,232
               53,000 Spartech Corporation...................   1,280
              156,150 Watsco, Inc............................   2,202
                                                              -------
                                                               31,232
                                                              -------
           Consumer Discretionary--9.9%
               34,025 *Christopher & Banks Corporation.......   1,232
               55,700 Ethan Allen Interiors Inc..............   1,547
               99,500 Hollinger International, Inc...........   2,129
               14,000 *Michaels Stores, Inc..................     959
               86,300 *NCI Building Systems, Inc.............   1,574
              229,300 *Prime Hospitality Corporation.........   2,717
              147,600 *Sharper Image Corporation.............     558
               54,900 *Whitehall Jewellers, Inc..............   2,157
                                                              -------
                                                               12,873
                                                              -------
           Consumer Staples--8.5%
              164,700 Blockbuster, Inc.......................   3,006
              131,100 Cadmus Communications Corporation......   1,457
              120,000 Earthgrains Company, Inc...............   3,120
               64,300 *Suiza Foods Corporation...............   3,414
                                                              -------
                                                               10,997
                                                              -------

----------
*Non-income producing securities
ADR = American Depository Receipt

           ----------------------------------------------- --------
           Shares                                             Value
           ----------------------------------------------- --------
           Common Stocks--(continued)
           Autos and Transportation--5.1%
               57,800   *Landstar System, Inc............. $  3,932
              131,600   Ryder System, Inc.................    2,579
                4,300   *Yellow Corporation...............       82
                                                           --------
                                                              6,593
                                                           --------
           Healthcare-Related Specialties--5.1%
               74,600   Alpharma Inc., Class "A"..........    2,033
              109,300   *First Health Group Corporation...    2,636
              135,700   *Sola International, Inc..........    1,915
                                                           --------
                                                              6,584
                                                           --------
           Technology--4.3%
              151,067   Avenet, Inc.......................    3,387
              297,800   *Overland Data, Inc...............    2,129
                                                           --------
                                                              5,516
                                                           --------
           Materials--3.9%
               77,100   Arch Chemicals, Inc...............    2,727
               45,700   *United Stationers Inc............    2,294
                                                           --------
                                                              5,021
                                                           --------
           Energy--2.7%
              124,900   *Veritas DGC Inc..................    3,466
                                                           --------
           Utilities--2.5%
              132,200   Atmos Energy Corporation..........    3,233
                                                           --------
           Total Common Stock--90.4%
             (cost $89,061).............................   117,012
                                                           --------
           Short-Term Investments
           18,837,000   William Blair Ready Reserves Fund.   18,837
           Total Short-term Investments--14.6%
             (cost $18,837).............................    18,837
                                                           --------
           Total Investments--105.0%
             (cost $107,898)............................   135,849
           Liabilities, plus cash and other assets--(5.0)%   (6,415)
                                                           --------
           Net assets--100.0%............................. $129,434
                                                           ========

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 33

[PHOTO OF James Kaplan]
James S. Kaplan

[PHOTO OF Bentley Myer]
Bentley M. Myer
------------------------------------------------------------------
INCOME FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the first half of the year?

After a modest gain in the first quarter, the Income Fund posted a slight 0.46% gain in the second quarter (Class N Shares). By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 0.67%. For the six months ended June 30, 2001, the Fund posted a return of 3.49%, compared to 4.08% for the Index.

What were the most significant factors impacting Fund performance?

While nonetheless positive, the overall performance of the Fund versus the Index was limited by two factors.

The first was the Fund's higher quality credit profile, which hurt performance in the first quarter of the year. Early in the year, BBB-rated securities outperformed higher-rated issues. While we increased exposure through the second quarter, we remained modestly underweight compared to the Index. And although the entire corporate bond market did well in the second quarter, performance from issue to issue was uneven. It was not unusual for issues to give up gains established earlier in the quarter as earnings disappointments and negative news on companies caused spreads to widen. A good example was Ford, which was hurt by both negative earnings news as well as it ongoing difficulties regarding the safety of tires used on its popular Ford Explorer sport utility vehicle.

As significant a factor were the Federal Reserve Board's aggressive moves to ease monetary policy through the first half of the year. As the Federal Reserve lowered interest rates, shorter-term securities, where the Fund was underweighted, outperformed longer-term securities, where the Fund was overweighted. In particular, two-year notes, which the Fund does not own, outperformed their ten-year note counterparts.

Which investments enhanced the Fund's return? Were there any investment themes that produced the best results?

The corporate bond sector of the fixed income markets produced the best results for the fund, and lower quality issues led the way. It should be noted that the Fund is only permitted to invest up to 10% of its assets in lower-rated (BBB) issues. Therefore, the Fund by design will not ever match the Index weight of 12% to 13%. BBB-rated auto parts manufacturers, in particular, had a great first half of 2001, after suffering significant spread widening in 2000.

As far as sector weightings were concerned, our financial holdings performed the best, reacting positively to the Fed's moves to lower interest rates. Strong contributors for the Fund included Household Financial, Mellon Bank, Morgan Stanley and Block Financial.

Mortgage-backed and asset-backed securities provided good returns for the Fund, but were secondary to the returns posted by corporate issues.

Were there any investments that did not measure up to your expectations?

As mentioned previously, our holding in Ford issues came under spread pressure in June, as did WorldCom, reflecting the overall weakness in the telecommunications sector. For the first half of the year, however, spreads were tighter in these issues.

34 Semi-Annual Report                                             June 30, 2001

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

We will continue to be underweight the shorter end of the interest rate yield curve because we believe we have neared the end of any additional easing moves by the Fed.

We intend to de-emphasize Treasury securities in favor of corporate bonds, mortgage-backed securities and asset-backed securities because we believe their yield spreads over Treasuries will reward investors well for any additional risk. By historic standards, this yield spread advantage, particularly in corporate bonds versus Treasuries, is still very wide.

We will also position the portfolio for a cyclical recovery, where the issues of diversified industrial conglomerates will benefit. We plan to opportunistically research additional investment opportunities in lower-rated
(BBB) issues over the next 6 to 12 months.


June 30, 2001                                            William Blair Funds 35

------------------------------------------------------------------
Income Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                  6/30/01(a)   2000  1999  1998  1997  1996
                                  ----------  -----  ----  ----  ----  ----
    Income Fund (Class N)........       3.49%  9.99%  .34% 7.07% 8.03% 3.07%
    Lehman Intermediate
     Government/Credit Bond Index       4.08  10.12   .39  8.44  7.87  4.05

              ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

              [CHART]
              Average Annual Total Return
              (period ended 6/30/01)
              Class N Shares
              1 Year         10.11%
              5 Years         6.42%
              Since Inception
              (9/25/90)       7.10%
                      Income Fund     Lehman Intermediate Gov/Corp
              12/90     10,000        10,000
              12/91     11,600        11,500
              12/92     12,500        12,300
              12/93     13,400        13,400
              12/94     13,300        13,100
              12/95     15,300        15,100
              12/96     15,700        15,700
              12/97     17,000        17,000
              12/98     18,200        18,400
              12/99     18,300        18,500
              12/00     20,100        20,300
               6/01     20,800        21,200


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments at June 30, 2001. These holdings are subject to change. Not all fixed income securities in the Fund performed as well, nor is there any guarantee that these fixed income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

36 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Income Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all amounts in thousands) (unaudited)


       --------------------------------------------------------   -------
       Principal
       Amount                                                       Value
       --------------------------------------------------------   -------

       U.S. Government and U.S. Government Agency
        Guaranteed Obligations--40.2%
       U.S. Treasury--13.1%
       $ 8,500   U.S. Treasury Note, 6.500%,
                  due 8/15/05.................................... $ 8,999
         2,500   U.S. Treasury Note, 6.875%, due 5/15/06.........   2,695
         8,500   U.S. Treasury Note, 6.500%, due 10/15/06........   9,040
         2,000   U.S. Treasury Note, 6.500%, due 2/15/10.........   2,149
       -------                                                    -------
        21,500   Total U.S. Treasury Obligations.................  22,883
       -------                                                    -------

       U.S. Government Guaranteed Obligations--3.5%
       Government National Mortgage Association (GNMA)--3.2%
         2,582   2000-29, Tranche A, 7.500%, due 7/20/26.........   2,629
         2,899   #309232, 8.750%, due 9/15/31....................   2,915
       -------                                                    -------
         5,481                                                      5,544
       -------                                                    -------
       Small Business Administration--.3%
            --   Receipt for Multiple Originator Fees, #3 0.845%,
                  due 11/08/08 (Interest Only) WAC...............     271
           298   Loan #100023, 9.375%, due 11/25/14..............     311
       -------                                                    -------
           298   Total Small Business Administration Obligations.     582
       -------                                                    -------

       U.S. Government Agency Guaranteed Obligations--23.6%
       Federal Home Loan Mortgage Corp. (FHLMC)--14.3%
         2,033   #G10147, 8.500%, due 2/1/08.....................   2,118
           641   #1544, Tranche TM, 9.503%, due 7/15/08..........     642
         4,712   #1612, Tranche SE, 8.100%, due 11/15/08.........   4,866
           183   #1625, Tranche SB, 9.500%, due 12/15/08.........     189
         1,789   #1261, Tranche N, 9.500%, due 12/15/08..........   1,851
         1,257   MCF, Tranche A4, 8.700%, due 12/30/08...........   1,286
             5   #1662, Tranche T, FR, 7.282%, due 1/15/09.......       5
         3,425   Note, 7.000%, due 3/15/10.......................   3,622
         3,655   #E81908, 8.500%, due 12/1/15....................   3,788
         4,436   #1462, Tranche PK, 7.500%, due 7/15/21..........   4,518
         2,105   #1608, Tranche SE, 8.959%, due 6/15/23..........   2,205
       -------                                                    -------
        24,241   Total FHLMC Mortgage Obligations................  25,090
       -------                                                    -------

           -------------------------------------------------- -------
           Principal
           Amount                                               Value
           -------------------------------------------------- -------

           Federal National Mortgage Association (FNMA)--9.3%
           $   450 1993-212, Tranche SG, 8.000%, due 11/25/08 $   451
             1,505 #250089, 7.500%, due 6/1/09...............   1,556
             1,526 #250331, 7.500%, due 9/1/10...............   1,575
             1,477 #577393, 10.000%, due 6/1/11..............   1,620
             3,383 #577395, 10.000%, due 8/1/11..............   3,748
             2,031 #593561, 9.500%, due 8/1/14...............   2,209
             2,287 1993-2, Tranche PH, 7.350%, due 3/25/21...   2,302
             2,470 1992-28, Tranche SB, 11.637%, due 5/25/21.   2,507
                11 1993-19, Tranche SH, 11.234%, due 4/25/23.      12
               292 1994-72, Tranche SA, 9.750%, due 4/25/24..     289
           -------                                            -------
            15,432 Total FNMA Mortgage Obligations...........  16,269
           -------                                            -------
                   Total U.S. Government and U.S. Government
            66,952  Agency Guaranteed Obligations............  70,368
           -------                                            -------


                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 37

--------------------------------------------------------------------------------
Income Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all amounts in thousands) (unaudited)


          --------------------------------------- ----------- -------
                                                        S & P
          Principal                                    Rating
          Amount                                  (unaudited)   Value
          --------------------------------------- ----------- -------

          Collateralized Mortgage Obligations--24.7%
          $ 2,690 SASCO 2000-J, Tranche C-2,
                   5.481%, due 3/20/03...........             $ 2,692
            4,094 MSCDW 2000 - XLF,
                   5.340%, due 8/5/03............     BBB       4,084
            1,041 CARCO 1997-1, Tranche A,
                   6.689%, due 8/15/04...........     AAA       1,041
            1,056 Prudential Home Securities,
                   1992-13 Tranche B-2
                   7.500%, due 6/25/07...........               1,080
            1,000 LTC Commercial Mortgage,
                   1993-1, Tranche D-1
                   9.500%, due 11/28/12..........               1,037
            3,453 Bear, Stearns & Co., 1992-3B1,
                   7.714%, due 5/25/23...........     AAA       3,508
            2,978 Security National Mortgage Loan
                   Trust, 9.250%, due 2/25/25....               3,044
              117 Resolution Trust Corp., 1992-5,
                   Tranche C-5,
                   8.621%, due 1/25/26...........      AA         117
            5,381 LTC Commercial Mortgage,
                   1994-1, Tranche C-1,
                   9.500%, due 6/15/26...........     AA+       5,525
            2,000 LTC Commercial Mortgage,
                   1994-1, Tranche D-1,
                   10.000%, due 6/15/26..........     AA-       2,081
            2,240 Security National Mortgage Loan
                   Trust, 9.510%, due 4/25/27....               2,293
            5,398 Contimortgage Home Equity,
                   7.340%, due 4/15/28...........               5,342
            4,425 Green Tree Home Improvement
                   Loan, 7.270%, due 6/15/28.....               4,485
            1,079 Security National Mortgage Loan
                   Trust, 8.070%, due 11/25/28...       A       1,058
            5,886 Merit Securities Corporation,
                   7.880%, due 12/28/33..........               5,832
          -------                                             -------
           42,838 Total Collateralized Mortgage
          -------  Obligations...............................  43,219
                                                              -------
          Corporate Obligations--30.8%
            3,500 Enron Corporation,
                   8.000%, due 8/15/05...........    BBB+       3,609
            7,000 Abbott Laboratories,
                   5.625%, due 7/1/06............      AA       6,977
            3,300 Household Finance Corp.,
                   7.875%, due 3/1/07............       A       3,524
            3,325 Block Financial,
                   8.500%, due 4/15/07...........    BBB+       3,557
            4,000 Mellon Bank, 7.375%, 5/15/07...      A+       4,218
            5,510 First Data Corporation, MTN,
                   6.375%, 12/15/07..............      A+       5,549
            4,700 Cardinal Health Note,
                   6.250%, due 7/15/08...........       A       4,649
            2,150 Wal-Mart Stores, Inc.,
                   6.875%, due 8/10/09...........      AA       2,231

----------
FR= Floating Rate
MTN= Medium Term Note
VRN= Variable Rate Note
WAC= Weighted Average Coupon

          -------------------------------------- ----        --------
                                                       S & P
          Principal                                   Rating
          Amount                                 (unaudited)    Value
          -------------------------------------- ----        --------

          Corporate Obligations--(continued)
          $  3,100 Province of Manitoba,
                    7.500%, due 2/22/10.........     AA-     $  3,374
             3,000 Ford Motor Credit Corp.,
                    7.875%, due 6/15/10.........       A        3,128
             4,520 GE Global Insurance,
                    7.500%, due 6/15/10.........      AA        4,823
             1,500 Boeing Capital Corporation,
                    7.375%, due 9/27/10.........     AA-        1,596
             2,600 Morgan Stanley, Dean Witter &
                    Co., 6.750%, due 4/15/11....     AA-        2,582
             4,000 WorldCom Inc.,
          --------  7.500%, due 5/15/11.........    BBB+        3,896
                                                             --------
            52,205 Total Corporate Obligations..               53,713
          --------                                           --------
           161,995 Total Long Term Investments--95.7%
                     (cost $165,235)............              167,300

                                                             --------
          Short-Term Investments--3.2%
             1,513 American Express Corporation,
                    VRN, 3.620%, due 7/2/01.....                1,513
             2,000 Sears, Roebuck Corporation,
                    4.350%, due 8/10/01.........                2,000
             2,000 Sears, Roebuck Corporation,
          --------  4.025%, due 9/17/01.........                2,000
                                                             --------
             5,513 Total Short-Term Investments
          --------  (cost $5,513)...............                5,513
                                                             --------
          $167,508 Total Investments--98.9%                   172,813
          ========  (cost $170,748).............             --------
                   Cash and other assets, less
                    liabilities--1.1%...........                2,036
                                                             --------
                   Net Assets--100.0%...........             $174,849
                                                             ========


                See accompanying Notes to Financial Statements.

38 Semi-Annual Report                                             June 30, 2001

[PHOTO OF James Kaplan]

James S. Kaplan

[PHOTO OF Bentley Myer]

Bentley M. Myer
------------------------------------------------------------------
READY RESERVES FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

Just before the close of the second quarter the Federal Reserve cut its benchmark interest rate, the federal funds rate, by 0.25%. This was the sixth by our nation's central bank since the beginning of 2001. It was the first cut that was less than 0.50%, and signaled to many Fed watchers that--at least for the foreseeable future--further Fed rate reductions were unlikely. At quarter end, the fed funds rate stood at 3.75%, the lowest in seven years.

As widely reported throughout the financial press, the Federal Reserve's aggressive moves to lower interest rates have been designed to re-invigorate the nation's economy, sectors of which--such as manufacturing--were considered by many to already be in recession.

With the aggressive easing by the Fed through the first half of the year the money market yield curve became extremely inverted and remained so for much of the second quarter. The average maturity of the Ready Reserves portfolio remains on the shorter side versus our 60-day limit. At the end of the second quarter, the average maturity was 40 days, compared to 35 days at the end of the first quarter.

We took advantage of opportunities in the secondary corporate market to provide additional income opportunities for the Fund. These well-known high quality commercial paper issuers--from institutions such as Ford, GMAC, Household Finance and CIT--offered higher yields than in the commercial paper market--while at the same time providing the Fund with as much as 0.20% in additional yield. Up to 16% of the Fund portfolio was in these secondary issues at quarter end.

The return for the second quarter of 2001 of the Fund's Class N Shares was 1.00%, versus the 1.00% return of our peer group of AAAm rated money market mutual funds. For the six months ended June 30, 2001, the Fund's return was 2.32% in line with the average for the Fund's peer group. Total assets were $1.32 billion at the end of the second quarter, down from $1.48 billion at the end of the first quarter and $1.34 billion at the end of 2000.

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

Average Annual Total Returns -- Class N Shares period ending 6/30/01

-------------------------

                       1 Year  5 Years  10 Years
                       ------  -------  --------
Ready Reserves Fund...   5.44%    5.07%     4.52%
AAA Rated Money Market
 Funds................   5.45     5.10        --

Past Performance does not guarantee future results. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Markets Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data.

This report identifies the Fund's investments on June 30, 2001. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2001                                            William Blair Funds 39

--------------------------------------------------------------------------------
Ready Reserves Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all amounts in thousands) (unaudited)

------------------------------------------------------- ----------
Principal                                                Amortized
Amount                                                        Cost
------------------------------------------------------- ----------

U.S. Government Agency Guaranteed--4.6%
$      467 Agency for International Development,
            VRN--Peru, 4.98%, 8/1/01................... $      467
    13,000 Agency for International Development,
            VRN--India, 3.90%, 7/3/01..................     12,943
    25,000 Federal Home Loan Mortgage Corporation,
            VRN, 3.87%, 7/3/01.........................     25,000
       248 Federal Home Loan Mortgage Corporation,
            6.00%, 7/2/01..............................        263
    21,995 Student Loan Marketing Association,
----------  3.89%-3.95%, 7/3/01........................     21,997
                                                        ----------
    60,710                                                  60,670
----------                                              ----------

Fixed Rate Notes--16.3%
     1,009 American Express Corporation, 6.13%,
            11/15/01...................................      1,008
     7,728 Associates First Capital Corporation, 7.38%,
            8/15/01....................................      7,700
    51,920 CIT Group Holdings, 5.50%-8.38%,
            8/15/01-2/4/02.............................     51,755
     9,140 Coca Cola Enterprises, 6.38%, 8/1/01........      9,116
     5,413 Ford Motor Company, 9.00%, 9/15/01..........      5,375
    47,043 Ford Motor Credit Company, 5.13%-8.20%,
            9/25/01-2/28/02............................     46,952
    50,633 General Motors Acceptance Corporation,
            6.00%-9.63%, 7/15/01-2/1/02................     50,486
    13,967 General Motors Corporation, 9.13%-9.22%,
            7/15/01-7/18/01............................     13,881
     7,523 Household Finance Corporation,
            6.60%-9.13%, 7/25/01-12/17/01..............      7,492
     1,003 IBM Corporation, 6.00%, 7/9/01..............      1,000
     2,006 International Lease Financing Corporation,
            6.38%, 8/1/01..............................      2,004
     7,037 John Deere Credit Corporation, 5.35%,
            10/23/01...................................      7,034
     4,016 National Rural Utility Cooperative, 5.14%,
            10/22/01...................................      4,013
     4,025 Pharmacia Corporation, 5.38%, 12/01/01......      4,025
     3,509 Wal-Mart Stores, Inc. 6.15%, 8/10/01........      3,509
----------                                              ----------
   215,972                                                 215,350
----------                                              ----------

Variable Rate Notes--11.1%
     4,008 American General Finance Corporation,
            4.15%, 9/14/01.............................      4,002
    20,000 AT&T Corporation, 4.78%, 7/13/01............     20,000
     9,018 Citigroup, 4.14%-4.24%, 8/13/01-9/6/01......      9,510
     9,512 CIT Group Holdings, 4.68%, 7/23/01..........      9,010
    14,502 Ford Motor Credit, 4.15%-4.21%,
            8/20/01-8/23/01............................     14,497
     2,001 General Motors Acceptance Corporation,
            4.50%, 8/6/01..............................      2,000
    32,073 Household Finance Corporation,
            3.86%-5.16%, 7/2/01-9/27/01................     32,035
    20,000 National Rural Utility Cooperative Finance
            Corporation, 4.27%-4.79%,
            7/17/01-8/6/01.............................     20,000
    26,932 Paccar Financial Corporation, 3.78%-4.46%,
            7/26/01-9/27/01............................     26,930
     8,755 Unilever Capital NV, 3.97%, 9/7/01..........      8,752
----------                                              ----------
   146,801                                                 146,736
----------                                              ----------

        ----------------------------------------------------- ----------
        Principal                                              Amortized
        Amount                                                      Cost
        ----------------------------------------------------- ----------

        Demand Note--1.0%
        $    13,082 American Express Corporation, VRN
        -----------  3.62%, 7/1/01........................... $   13,082

                                                              ----------
            436,565                                              435,838
        -----------                                           ----------

        Commercial Paper--67.3%
        Industrials--Capital Goods--14.2%
             66,582 General Electric Capital International
                     Funding, 3.65%-4.02%, 7/9/01-8/24/01....     66,342
             67,295 General Electric Capital Services
                     Corporation, 3.64%-4.00%,
                     7/11/01-8/20/01.........................     67,110
             19,273 John Deere Bank, 3.98%-4.00%,
                     7/3/01-7/11/01..........................     19,262
             18,000 John Deere Credit, Ltd.--Australia,
                     3.93%-4.01%, 7/13/01-7/27/01............     17,960
             16,071 John Deere B.V., 3.88%-3.98%,
                     7/11/01-8/7/01..........................     16,036
              1,075 Paccar Financial Corporation, 3.85%,
        -----------  8/13/01.................................      1,070
                                                              ----------
            188,296                                              187,780
        -----------                                           ----------
        Insurance--12.5%
             68,228 American General Corporation,
                     3.71%-4.25%, 7/12/01-8/16/01............     68,041
             50,971 American General Finance Corporation,
                     3.64%-4.25%, 7/20/01-8/20/01............     50,829
              7,419 Aon Corporation, 4.00%-4.20%,
                     7/13/01-7/18/01.........................      7,407
             10,000 General Re Corporation, 4.20%, 7/9/01....      9,989
             15,000 Metlife Funding, 3.63%-3.65%,
                     7/27/01-9/28/01.........................     14,927
              5,003 Prudential Funding Corporation, 3.73%,
                     8/21/01.................................      4,976
              9,243 USAA Capital Corporation, 3.95%-3.98%,
        -----------  7/10/01-8/15/01.........................      9,223
                                                              ----------
            165,864                                              165,392
        -----------                                           ----------
        Energy--6.6%
             67,500 Chevron U.K. Investment, plc,
                     3.60%-4.02%, 7/5/01-9/21/01.............     67,235
             20,000 Halliburton Company, 3.84%-3.85%,
        -----------  8/9/01-8/10-01..........................     19,913
                                                              ----------
             87,500                                               87,148
        -----------                                           ----------
        Utilities--Telephone--6.5%
             19,132 SBC Communications Corporation,
                     3.83%-4.00%, 7/9/01-7/27/01.............     19,089
             67,475 Verizon Global Funding, 3.64%-3.92%,
        -----------  7/27/01-8/10/01.........................     67,238
                                                              ----------
             86,607                                               86,327
        -----------                                           ----------
        Diversified Financials--6.5%
             22,933 American Express Corporation,
                     3.86%-3.99%, 7/10/01-7/18/01............     22,899
             51,471 Associates First Capital BV, 3.67%-4.01%,
                     7/3/01-8/14/01..........................     51,312
              1,221 CIT Group Holdings, 3.95%, 7/20/01.......      1,218
             10,082 Household Finance Corporation,
        -----------  3.62%-3.68%, 8/3/01-8/17/01.............     10,039
                                                              ----------
             85,707                                               85,468
        -----------                                           ----------

                See accompanying Notes to Financial Statements.

40 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Ready Reserves Fund

--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2001 (all amounts in thousands) (unaudited)

       ------------------------------------------------------- ----------
       Principal                                                Amortized
       Amount                                                        Cost
       ------------------------------------------------------- ----------

       Commercial Paper--(continued)
       Food / Beverage / Tobacco--5.2%
       $    3,250 Campbell Soup Co., 3.73%, 8/27/01........... $    3,230
           57,795 Coca-Cola Enterprises, 3.92%-4.19%,
                   7/5/01-7/24/01.............................     57,707
            8,300 Unilever Capital NV, 3.76%, 7/26/01.........      8,277
       ----------                                              ----------
           69,345                                                  69,214
       ----------                                              ----------
       Pharmaceuticals amd Biotechnology--5.2%
           67,287 American Home Products Corporation,
                   3.75%-4.03%, 7/3/01-8/17/01................     67,139
            1,000 Schering-Plough Corporation, 3.92%,
       ----------  8/16/01....................................        995

                                                               ----------
           68,287                                                  68,134
       ----------                                              ----------
       Materials--3.3%
           44,332 E. I . Du Pont, 3.88%-3.94%, 7/17/01-
       ----------  7/27/01....................................     44,236
                                                               ----------
       Utilities--Energy and Gas--3.2%
           42,970 National Rural Utilities Cooperative Finance
       ----------  Corporation, 3.87%-4.20%,
                   7/13/01-7/30/01............................     42,850
                                                               ----------

----------
VRN = Variable Rate Note

       ----------------------------------------------------- ----------
       Principal                                              Amortized
       Amount                                                      Cost
       ----------------------------------------------------- ----------

       Commercial Paper--(continued)
       Media--2.2%
       $   15,000 McGraw-Hill Company, 3.84%, 8/13/01....... $   14,930
           14,000 Washington Post Company, 3.97%-4.72%,
       ----------  7/6/01-711/01............................     13,987
                                                             ----------
           29,000                                                28,917
       ----------                                            ----------
       Technology Hardware and Equipment--1.6%
           21,000 Hewlett Packard Co., 3.70%-3.96%,
       ----------  7/24/01-9/4/01...........................     20,925
                                                             ----------
       Household and Personal Products--.3%
            3,928 Kimberly-Clark Corporation, 3.62%, 8/23/01      3,906
       ----------                                            ----------
          892,836 Total Commercial Paper....................    890,297
       ----------                                            ----------
       $1,329,401 Total Investments--100.3%.................  1,326,135
       ==========                                            ==========
                  Liabilities, plus cash and other
                   assets--(0.3)%...........................     (4,446)

                                                             ----------
                  Net assets--100.0%........................ $1,321,689
                                                             ==========
                  Portfolio Weighted Average Maturity.......    43 Days

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 41

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------

June 30, 2001 (all dollar amounts in thousands) (unaudited)


                                                                                      Tax-   Large    Small
                                                                                   Managed     Cap      Cap  International
                                                                           Growth   Growth  Growth   Growth         Growth
                                                                             Fund     Fund    Fund     Fund           Fund
                                                                         --------  ------- -------  -------  -------------
Assets
Investments in securities, at cost...................................... $374,460  $6,034  $ 9,451  $32,839    $403,316
                                                                         --------  ------  -------  -------    --------
Investments in securities, at market value.............................. $454,660  $6,028  $ 8,755  $38,793    $404,448
Cash....................................................................       --       1       --       --          --
Foreign currency, at value..............................................       --      --       --       --         619
Receivable for fund shares sold.........................................       47      --       --      130         801
Receivable for investment securities sold...............................       --      --       --    2,026       3,312
Receivable from Advisor.................................................       --      10        3       17          --
Dividend and interest receivable........................................      185       3        4        1         686
Prepaid insurance.......................................................        6      --       --       --           4
Deferred organization costs.............................................       --      --       --       --          --
                                                                         --------  ------  -------  -------    --------
     Total assets.......................................................  454,898   6,042    8,762   40,967     409,870
Liabilities
Payable for investment securities purchased.............................       --      --       --      793       2,792
Payable for fund shares redeemed........................................      309      --       --       20         124
Management fee payable..................................................      275       4        6       24         374
Distribution and shareholder services fee payable.......................       16      --       --        2          32
Dividend payable........................................................       --      --       --       --          --
Other accrued expenses..................................................      159       8        3       15         156
                                                                         --------  ------  -------  -------    --------
     Total liabilities..................................................      759      12        9      854       3,478
                                                                         --------  ------  -------  -------    --------
       Net Assets....................................................... $454,139  $6,030  $ 8,753  $40,113    $406,392
                                                                         ========  ======  =======  =======    ========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest............................ $     40  $    1  $     1  $     2    $     25
  Capital paid in excess of par value...................................  367,634   6,545   12,265   35,582     409,524
  Accumulated net investment income (loss)..............................     (627)     (5)     (23)    (131)        746
  Accumulated realized gain (loss)......................................    6,892    (505)  (2,794)  (1,294)     (3,872)
  Net unrealized appreciation (depreciation) of investments and foreign
   currencies...........................................................   80,200      (6)    (696)   5,954         (31)
                                                                         --------  ------  -------  -------    --------
       Net Assets....................................................... $454,139  $6,030  $ 8,753  $40,113    $406,392
                                                                         ========  ======  =======  =======    ========

                See accompanying Notes to Financial Statements.

42 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------

June 30, 2001 (all dollar amounts in thousands) (unaudited)



                                                                                    Disciplined     Value                Ready
                                                                                      Large Cap Discovery   Income    Reserves
                                                                                           Fund      Fund     Fund        Fund
                                                                                    ----------- --------- --------  ----------
Assets
Investments in securities, at cost.................................................   $4,850    $107,898  $170,748  $1,326,135
                                                                                      ------    --------  --------  ----------
Investments in securities, at market value.........................................   $4,939    $135,849  $172,813  $1,326,135
                                                                                      ------    --------  --------  ----------
Cash...............................................................................       --          --        --          --
Foreign currency, at value.........................................................       --          --        --          --
Receivable for fund shares sold....................................................       --         232         5      13,108
Receivable for investment securities sold..........................................       42          --     7,834          --
Receivable from Advisor............................................................       17          --        --          --
Dividend and interest receivable...................................................        4         118     1,697       5,858
Prepaid insurance..................................................................       --           1         2          17
Deferred organization costs........................................................       --           4        --          --
                                                                                      ------    --------  --------  ----------
     Total assets..................................................................    5,002     136,204   182,351   1,345,118
Liabilities
Payable for investment securities purchased........................................       38       6,555     6,977       6,146
Payable for fund shares redeemed...................................................       --          57       411      16,121
Management fee payable.............................................................        3         115        78         171
Distribution and shareholder services fee payable..................................       --           3         1         370
Dividend payable...................................................................       --          --        --         400
Other accrued expenses.............................................................       20          40        35         221
                                                                                      ------    --------  --------  ----------
     Total liabilities.............................................................       61       6,770     7,502      23,429
                                                                                      ------    --------  --------  ----------
       Net Assets..................................................................   $4,941    $129,434  $174,849  $1,321,689
                                                                                      ======    ========  ========  ==========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest.......................................   $    1    $      7  $     17  $    1,322
  Capital paid in excess of par value..............................................    5,823      97,399   180,686   1,320,471
  Accumulated net investment income (loss).........................................        1         256       636          81
  Accumulated realized gain (loss).................................................    (973)       3,821    (8,555)       (185)
  Net unrealized appreciation (depreciation) of investments and foreign currencies.       89      27,951     2,065          --
                                                                                      ------    --------  --------  ----------
     Net Assets....................................................................   $4,941    $129,434  $174,849  $1,321,689
                                                                                      ======    ========  ========  ==========

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 43


------------------------------------------------------------------------------------------------------------------------------------
Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2001 (all dollar amounts in thousands) (unaudited)

                                                                         Tax-            Large            Small
                                                                      Managed              Cap              Cap       International
                                                      Growth           Growth           Growth           Growth              Growth
                                                        Fund             Fund             Fund             Fund                Fund
                                                 -----------      -----------      -----------      -----------       -------------

Class A Shares
     Net Assets ...............................           $2               $1               $1               $4                  $4
     Shares Outstanding .......................          200              200              200              200                 200
     Net Asset Value Per Share ................       $11.40            $9.18            $7.09           $15.74              $16.41
     Maximum Public Offering Price ............       $12.10            $9.74            $7.52           $15.79              $17.41

Class B Shares
     Net Assets ...............................           $2               $2               $1               $3                  $3
     Shares Outstanding .......................          200              200              200              200                 200
     Net Asset Value Per Share ................       $11.20            $9.07            $6.99           $15.55              $15.99

Class C Shares
     Net Assets ...............................           $2               $2               $1               $3                  $3
     Shares Outstanding .......................          200              200              200              200                 200
     Net Asset Value Per Share ................       $11.20            $9.08            $6.99           $15.56              $16.00


                                                 Disciplined
                                                       Large            Value                             Ready
                                                         Cap        Discovery           Income         Reserves
                                                        Fund             Fund             Fund             Fund
                                                  -----------     -----------      -----------      -----------

Class A Shares
     Net Assets ...............................           $1               $3               $3               $0
     Shares Outstanding .......................          200              200              200                0
     Net Asset Value Per Share ................        $8.18           $18.94           $10.36              N/A
     Maximum Public Offering Price ............        $8.68           $20.10           $10.57              N/A

Class B Shares
     Net Assets ...............................           $2               $4               $2               $0
     Shares Outstanding .......................          200              200              200                0
     Net Asset Value Per Share ................        $8.09           $18.79           $10.31              N/A

Class C Shares
     Net Assets ...............................           $2               $4               $2               $0
     Shares Outstanding .......................          200              200              200                0
     Net Asset Value Per Share ................        $8.09           $18.80           $10.35              N/A


                 See accompanying Notes to Financial Statements

44 Semi-Annual Report                                              June 30, 2001

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------

for the Period Ended June 30, 2001 (all amounts in thousands) (unaudited)


                                                                                           Tax-   Large   Small
                                                                                        Managed     Cap     Cap  International
                                                                                Growth   Growth  Growth  Growth         Growth
                                                                                  Fund     Fund    Fund    Fund           Fund
                                                                              --------  ------- -------  ------  -------------
Investment income
  Interest................................................................... $    280   $   4  $     4  $   13    $     58
  Dividends..................................................................    1,485      22       24      86       3,565
  Less foreign tax withheld..................................................       (6)     --       --      --        (305)
                                                                              --------   -----  -------  ------    --------
    Total Income.............................................................    1,759      26       28      99       3,318
Expenses
  Investment advisory fees...................................................    1,837      22       36     182       1,896
  Distribution fees..........................................................      111      --       --       9         176
  Shareholder services fees..................................................        1      --       --       1           2
  Custodian fees.............................................................       63      31       24      29         229
  Transfer agent fees........................................................       98      22       21      34          82
  Professional fees..........................................................       35       7        8      11          33
  Registration fees..........................................................       32      32       30      32          44
  Organization costs.........................................................       --      --       --      --          --
  Other expenses.............................................................      209       3        1      16         110
                                                                              --------   -----  -------  ------    --------
    Total expenses before waiver.............................................    2,386     117      120     314       2,572
     Less expenses waived and absorbed by the Company........................       --     (86)     (69)    (84)         --
                                                                              --------   -----  -------  ------    --------
    Net expenses.............................................................    2,386      31       51     230       2,572
                                                                              --------   -----  -------  ------    --------
    Net investment income (loss).............................................     (627)     (5)     (23)   (131)        746
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..................................    6,286    (411)  (2,296)   (687)        901
    Net realized gain (loss) on foreign currency
     transactions and other assets and liabilities...........................       --      --       --      --         (66)
                                                                              --------   -----  -------  ------    --------
    Total net realized gain (loss)...........................................    6,286    (411)  (2,296)   (687)        835
Change in net unrealized appreciation (depreciation) on investments and other
 assets and liabilities......................................................  (61,699)    (40)     688   6,906     (32,494)
                                                                              --------   -----  -------  ------    --------
Net increase (decrease) in net assets resulting from operations.............. $(56,040)  $(456) $(1,631) $6,088    $(30,913)
                                                                              ========   =====  =======  ======    ========


                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 45

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------

for the Period Ended June 30, 2001 (all dollar amounts in thousands)
(unaudited)



                                                                                                  Disciplined     Value
                                                                                                    Large Cap Discovery Income
                                                                                                         Fund      Fund   Fund
                                                                                                  ----------- --------- ------
Investment income
  Interest.......................................................................................    $   3     $    42  $5,849
  Dividends......................................................................................       23         878      --
  Less foreign tax withheld......................................................................       --          --      --
                                                                                                     -----     -------  ------
    Total Income.................................................................................       26         920   5,849
Expenses
  Investment advisory fees.......................................................................       19         547     500
  Distribution fees..............................................................................       --          15       9
  Shareholder services fees......................................................................       --          --      --
  Custodian fees.................................................................................       35          36      33
  Transfer agent fees............................................................................       20          26      26
  Professional fees..............................................................................        8          19      32
  Registration fees..............................................................................       32          33      32
  Organization costs.............................................................................       --           4      --
  Other expenses.................................................................................        7          24      61
                                                                                                     -----     -------  ------
    Total expenses before waiver.................................................................      121         704     693
     Less expenses waived and absorbed by the Company............................................      (96)        (40)     --
                                                                                                     -----     -------  ------
    Net expenses.................................................................................       25         664     693
                                                                                                     -----     -------  ------
    Net investment income (loss).................................................................        1         256   5,156
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities....................................................................
    Net realized gain (loss) on investments......................................................     (585)      3,894     598
    Net realized gain (loss) on foreign currency transactions and other assets and liabilities...       --          --      --
                                                                                                     -----     -------  ------
    Total net realized gain (loss)...............................................................     (585)      3,894     598
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.....................................................................................      175      10,899     199
                                                                                                     -----     -------  ------
Net increase (decrease) in net assets resulting from operations..................................    $(409)    $15,049  $5,953
                                                                                                     =====     =======  ======

                                                                                                     Ready
                                                                                                  Reserves
                                                                                                      Fund
                                                                                                  --------
Investment income
  Interest....................................................................................... $37,159
  Dividends......................................................................................      --
  Less foreign tax withheld......................................................................      --
                                                                                                  -------
    Total Income.................................................................................  37,159
Expenses
  Investment advisory fees.......................................................................   1,592
  Distribution fees..............................................................................      --
  Shareholder services fees......................................................................   2,324
  Custodian fees.................................................................................     133
  Transfer agent fees............................................................................     244
  Professional fees..............................................................................      60
  Registration fees..............................................................................      56
  Organization costs.............................................................................      --
  Other expenses.................................................................................     332
                                                                                                  -------
    Total expenses before waiver.................................................................   4,741
     Less expenses waived and absorbed by the Company............................................      --
                                                                                                  -------
    Net expenses.................................................................................   4,741
                                                                                                  -------
    Net investment income (loss).................................................................  32,418
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities....................................................................
    Net realized gain (loss) on investments......................................................      --
    Net realized gain (loss) on foreign currency transactions and other assets and liabilities...      --
                                                                                                  -------
    Total net realized gain (loss)...............................................................      --
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.....................................................................................      --
                                                                                                  -------
Net increase (decrease) in net assets resulting from operations.................................. $32,418
                                                                                                  =======

                See accompanying Notes to Financial Statements.

46 Semi-Annual Report                                             June 30, 2001

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

for the Period Ended June 30, 2001 and the Year Ended December 31, 2000 (all amounts in thousands) (unaudited)


                                                                        Tax-             Large              Small
                                                                     Managed               Cap                Cap
                                                      Growth          Growth            Growth             Growth
                                                        Fund            Fund              Fund               Fund
                                        -------------------  --------------  ----------------  -----------------
                                            2001       2000    2001    2000     2001     2000     2001      2000
                                        --------  ---------  ------  ------  -------  -------  -------  --------
Operations
  Net investment income (loss)......... $   (627) $    (869) $   (5) $   --  $   (23) $   (37) $  (131) $   (208)
  Net realized gain (loss) on
   investments, foreign currency
   transactions and other assets and
   liabilities.........................    6,286    184,622    (411)    (94)  (2,296)    (498)    (687)      490
  Change in net unrealized
   appreciation (depreciation) on
   investments, foreign currency
   transactions and other assets and
   liabilities.........................  (61,699)  (230,337)    (40)     16      688   (1,400)   6,906    (1,069)
                                        --------  ---------  ------  ------  -------  -------  -------  --------
   Net increase (decrease) in net
    assets resulting from operations...  (56,040)   (46,584)   (456)    (78)  (1,631)  (1,935)   6,088      (787)
Distributions to shareholders
 from
  Net investment income................       --         --      --      --       --       --       --        --
  Net realized gain....................       --   (176,855)     --      --       --       --       --      (889)
                                        --------  ---------  ------  ------  -------  -------  -------  --------
                                              --   (176,855)     --      --       --       --       --      (889)
Capital stock transactions
  Net proceeds from sale of shares.....   26,690    138,353   1,655   4,076    1,143   14,161   11,990    43,346
  Shares issued in reinvestment of
   income dividends and capital gain
   distributions.......................       --    162,100      --      --       --       --       --       867
  Less cost of shares redeemed.........  (67,498)  (344,470)   (170)    (15)  (1,754)  (2,384)  (6,743)  (20,105)
                                        --------  ---------  ------  ------  -------  -------  -------  --------
   Net increase (decrease) in net
    assets from capital share
    transactions.......................  (40,808)   (44,017)  1,485   4,061     (611)  11,777    5,247    24,108
                                        --------  ---------  ------  ------  -------  -------  -------  --------
  Increase (decrease) in net assets....  (96,848)  (267,456)  1,029   3,983   (2,242)   9,842   11,335    22,432
Net assets
  Beginning of period..................  550,987    818,443   5,001   1,018   10,995    1,153   28,778     6,346
                                        --------  ---------  ------  ------  -------  -------  -------  --------
  End of period........................ $454,139  $ 550,987  $6,030  $5,001  $ 8,753  $10,995  $40,113  $ 28,778
Undistributed net investment
 income (loss) at the end of the period $   (627) $      --  $   (5) $   --  $   (23) $    --  $  (131) $     --
                                        ========  =========  ======  ======  =======  =======  =======  ========

                                               International
                                                      Growth
                                                        Fund
                                        -------------------
                                            2001       2000
                                        --------  ---------
Operations
  Net investment income (loss)......... $    746  $    (773)
  Net realized gain (loss) on
   investments, foreign currency
   transactions and other assets and
   liabilities.........................      835     55,059
  Change in net unrealized
   appreciation (depreciation) on
   investments, foreign currency
   transactions and other assets and
   liabilities.........................  (32,494)   (84,922)
                                        --------  ---------
   Net increase (decrease) in net
    assets resulting from operations...  (30,913)   (30,636)
Distributions to shareholders
 from
  Net investment income................       --       (841)
  Net realized gain....................       --    (58,967)
                                        --------  ---------
                                              --    (59,808)
Capital stock transactions
  Net proceeds from sale of shares.....  152,867    391,472
  Shares issued in reinvestment of
   income dividends and capital gain
   distributions.......................       --     56,818
  Less cost of shares redeemed.........  (49,450)  (326,047)
                                        --------  ---------
   Net increase (decrease) in net
    assets from capital share
    transactions.......................  103,417    122,243
                                        --------  ---------
  Increase (decrease) in net assets....   72,504     31,799
Net assets
  Beginning of period..................  333,888    302,089
                                        --------  ---------
  End of period........................ $406,392  $ 333,888
Undistributed net investment
 income (loss) at the end of the period $    746  $      --
                                        ========  =========

                See accompanying Notes to Financial Statements.

June 30, 2001                                            William Blair Funds 47

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

for the Period Ended June 30, 2001 and the Year Ended December 31, 2000 (all amounts in thousands) (unaudited)



                                                             Disciplined               Value
                                                               Large Cap           Discovery             Income
                                                                    Fund                Fund               Fund
                                                     ------  ----------- --------  --------- --------  --------  -----------
                                                       2001         2000     2001       2000     2001      2000         2001
                                                     ------  ----------- --------  --------- --------  --------  -----------
Operations
  Net investment income (loss)...................... $    1    $   (6)   $    256  $    349  $  5,156  $ 10,567  $    32,418
  Net realized gain (loss) on investments, foreign
   currency transactions and other assets and
   liabilties.......................................   (585)     (388)      3,894       167       598    (3,283)          --
  Change in net unrealized appreciation
   (depreciation) on investments, foreign currency
   transactions and other assets and liabilities....    175      (104)     10,899     9,926       199     8,811           --
                                                     ------    ------    --------  --------  --------  --------  -----------
   Net increase (decrease) in net assets resulting
    from operations.................................   (409)     (498)     15,049    10,442     5,953    16,095       32,418
Distributions to shareholders from
   Net investment income............................     --        --          --      (373)   (4,588)  (10,749)     (32,418)
   Net realized gain................................     --        --          --        --        --        --           --
                                                     ------    ------    --------  --------  --------  --------  -----------
                                                         --        --          --      (373)   (4,588)  (10,749      (32,418)
Capital stock transactions
  Net proceeds from sale of shares..................  1,740     3,418      52,521    28,669    18,795    38,982    2,636,487
  Shares issued in reinvestment of income
   dividends and capital gain distributions.........     --        --          --       356     3,388     7,908       32,148
  Less cost of shares redeemed......................   (624)     (204)    (12,229)  (13,424)  (16,445)  (57,865)  (2,686,126)
                                                     ------    ------    --------  --------  --------  --------  -----------
   Net increase (decrease) in net assets from
    capital stock transactions......................  1,116     3,214      40,292    15,601     5,738   (10,975)     (17,491)
                                                     ------    ------    --------  --------  --------  --------  -----------
  Increase (decrease) in net assets.................    707     2,716      55,341    25,670     7,103    (5,629)     (17,491)
Net assets..........................................
  Beginning of period...............................  4,234     1,518      74,093    48,423   167,746   173,375    1,339,180
                                                     ------    ------    --------  --------  --------  --------  -----------
  End of period..................................... $4,941    $4,234    $129,434  $ 74,093  $174,849  $167,746  $ 1,321,689
Undistributed net investment income (loss) at the
 end of the period.................................. $    1    $   --    $    256  $     --  $    636  $     68  $        81
                                                     ======    ======    ========  ========  ========  ========  ===========

                                                           Ready
                                                        Reserves
                                                            Fund
                                                     -----------
                                                            2000
                                                     -----------
Operations
  Net investment income (loss)...................... $    67,428
  Net realized gain (loss) on investments, foreign
   currency transactions and other assets and
   liabilties.......................................         (24)
  Change in net unrealized appreciation
   (depreciation) on investments, foreign currency
   transactions and other assets and liabilities....          --
                                                     -----------
   Net increase (decrease) in net assets resulting
    from operations.................................      67,404
Distributions to shareholders from
   Net investment income............................     (67,404)
   Net realized gain................................          --
                                                     -----------
                                                         (67,404)
Capital stock transactions
  Net proceeds from sale of shares..................   5,125,455
  Shares issued in reinvestment of income
   dividends and capital gain distributions.........      65,976
  Less cost of shares redeemed......................  (4,905,054)
                                                     -----------
   Net increase (decrease) in net assets from
    capital stock transactions......................     286,377
                                                     -----------
  Increase (decrease) in net assets.................     286,377
Net assets..........................................
  Beginning of period...............................   1,052,803
                                                     -----------
  End of period..................................... $ 1,339,180
Undistributed net investment income (loss) at the
 end of the period.................................. $        81
                                                     ===========

                See accompanying Notes to Financial Statements.

48 Semi-Annual Report                                             June 30, 2001

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following nine portfolios (the "Portfolios"), each with its own investment objectives and policies.

-----------------------------------------------------------------------
Equity Portfolios                   International Portfolio
-----------------                   -----------------------
Growth                              International Growth
Tax-Managed Growth
Large Cap Growth                    Fixed Income Portfolio
Small Cap Growth                    ----------------------
Disciplined Large Cap               Income
Value Discovery
                                    Money Market Portfolio
                                    ----------------------
                                    Ready Reserves
-----------------------------------------------------------------------

The investment objectives of the Portfolios are as follows:

-----------------------------------------------------------------------
Equity                   Long term capital appreciation.
----------------------   ----------------------------------------------
International            Long term capital appreciation.
----------------------   ----------------------------------------------
Fixed Income             High level of current income consistent
                         relative to stability of principal.
----------------------   ----------------------------------------------
Money Market             Current income, stable share price and daily
                         liquidity.
----------------------   ----------------------------------------------


 (b) Share Classes

Prior to September 30, 1999, the Portfolios only offered N shares. Five different classes of shares currently exist. This report covers the Class A, Class B and Class C shares. These share classes were offered for sale from November 2, 1999 until May 25, 2001. On that day, all shareholders in these three Classes were exchanged into the Class N shares of their respective Portfolio. Currently, William Blair and Company, L.L.C., is the only shareholder in Class A, Class B and Class C. A description of each share class follows:

--------------------------------------------------------------------------------
  Class                              Description
----------   -------------------------------------------------------------------
    A        Shares are sold to investors subject to an initial sales charge
             (maximum amount 5.75%).
----------   -------------------------------------------------------------------
    B        Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions.
             Class B shares automatically convert to Class A shares seven years after issuance (three years for the Income Portfolio).
----------   -------------------------------------------------------------------
    C        Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.
--------------------------------------------------------------------------------

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c ) Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed-income securities are valued based on market quotations or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities are valued at fair value as determined in good faith by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d) Investment income and investment transactions

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the the Portfolio of Investments schedule for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on June 30, 2001. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization for short term securities (maturities less than one year) and the effective interest method for long term securities (maturities greater than one year).

In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income as opposed to a component of realized gains and losses. These changes in the Guide will have no impact on the Fund, as the Fund is already in compliance with these new policies.

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, Disciplined Large Cap, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios.

(f) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios' policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimizes credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on a daily basis.

(g) Foreign Currency Translation and Foreign Currency Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign exchange forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At

December 31, 2000, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

-------------------------------------------------------------------------------------------
                                                 Year of Expiration
                                                 ------------------
         Portfolio        2002    2003     2004    2005    2006     2007     2008     Total
         ---------       -----    ----    -----    ----    ----    -----     ----    ------
Tax-Managed Growth           -       -        -       -       -        -      $94       94
Large Cap Growth             -       -        -       -       -        -      493      493
Disciplined Large Cap        -       -        -       -       -        -      367      367
Income                   1,258     955    2,156       -       -    1,249    3,283    8,901
Ready Reserves               -       -      108       1       1       51       24      185
-------------------------------------------------------------------------------------------


The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (in thousands) of $1,139 and $1,227 in 2000 and 1999 respectively, all of which has been reclassified from unrealized gain on investments to undistributed net investment income. In addition, the Portfolio recorded net realized losses of $380 on sales of PFICs during 2000, of which $1,227 had been recognized as income in prior years.

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with the William Blair & Company LLC (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:


Equity Portfolios                         International Portfolio
-----------------                         -----------------------
Growth                      0.75%         International Growth
Tax-Managed Growth          0.80%         First $250 million         1.10%
Large Cap Growth            0.80%         Remainder                  1.00%
Small Cap Growth            1.10%
Disciplined Large Cap       0.80%
Value Discovery             1.15%

Fixed Income Portfolio                    Money Market Portfolio
----------------------                    ----------------------
Income*                                   Ready Reserves
First $250 million            0.25%       First $250 million           0.275%
Remainder                     0.20%       Next $250 million            0.250%
                                          Next $2 billion              0.225%
                                          In excess of $2 billion      0.200%

*Management fee also includes a fee of 5% of gross income.

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2002, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):


Portfolio                   Class A          Class B          Class C
---------                   -------          -------          -------
Tax-Managed Growth            1.36%            2.11%            2.11%
Large Cap Growth              1.36%            2.11%            2.11%
Small Cap Growth              1.58%            2.33%            2.33%
Disciplined Large Cap         1.25%            2.00%            2.00%
Value Discovery               1.60%            2.35%            2.35%


The voluntary waivers for Class A, B and C shares for each Portfolio exclude distribution and shareholder service fees.

For a period of five years subsequent to April 30, 2001, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated above. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated above.

For the period ended June 30, 2001, the investment advisory fees paid by the Portfolios and related fee waivers were as follows (in thousands):



Portfolio                      Gross Advisory Fee            Fee Waiver        Expense Absorbed by Advisor
---------                      ------------------            ----------        ---------------------------
Growth                                     $1,837                   $ -                         $ -
Tax-Managed Growth                             22                    22                          64
Large Cap Growth                               36                    36                          33
Small Cap Growth                              182                    84                           -
International Growth                        1,896                     -                           -
Disciplined Large Cap                          19                    19                          77
Value Discovery                               547                    40                           -
Income                                        500                     -                           -
Ready Reserves                              1,592                     -                           -

(b) Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. A summary of the annual rates expressed as a percentage of average daily net assets is as follows: Class A (none); Class B (0.75%), and Class C (0.75%). Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Class B and Class C shares.

Each Portfolio has a Shareholder Servicing Agreement with the Company for various shareholder services. Each Portfolio pays the Company an annual fee, payable monthly, up to a specified percentage of its average daily net assets of the specified share classes.


Portfolio                                       Fee Rate
---------                                       --------
All Portfolios except Income Portfolio          0.25% of Class A, B and C
                                                share classes
Income Portfolio                                0.15% of Class A, B and C
                                                share classes

The company in turn has various agreements with financial services firms that provide these services and pays these firms based on portfolio net assets of accounts the firms service.

Distribution and shareholder service fees paid by the Portfolios to the Company, and sales charges on the sale of Class A shares and contingent deferred sales charges paid to the Company on the redemption of Class B and Class C shares for the period ended June 30, 2001, were as follows (in thousands):



--------------------------------------------------------------------------------------------------------
                                                  Shareholder       Sales Charges
                              Distribution        Service           paid to the         CDSC's paid to
Portfolio                     Fees                Fees              Company             the Company
---------                     ------------        -----------       -------------       --------------
Growth                            $111               $    1              $-                   $-
Tax-Managed Growth                  -                     -               -                    -
Large Cap Growth                    -                     -               -                    -
Small Cap Growth                     9                    1               -                    -
International Growth               176                    2               -                    -
Disciplined Large Cap               -                     -               -                    -
Value Discovery                     15                    -               -                    -
Income                               9                    -               -                    -
Ready Reserves                      -                 2,324               -                    -
--------------------------------------------------------------------------------------------------------

(c) Trustees.

The Portfolios paid fees of $120,000 non-affiliated trustees of the Fund for the period ended June 30, 2001.

(d) Investments in Affiliated Fund

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January 2001, the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves is used as a cash management option to the other Portfolios in the Fund. The Advisor is obligated to waive any management fees earned by Ready Reserves on such investments. Distributions received from Ready Reserves are reflected as dividend income in the statement of operations. Amounts relating to the Portfolio's investments in Ready Reserves were as follows for the period ended June 30, 2001 (in thousands):



                                                                                             Percent
                                                      Sales       Dividend                    of Net
Portfolio                   Purchases              Proceeds         Income         Value      Assets
---------                   ---------              --------       --------         -----     -------
Growth                       $118,624               $99,345           $689       $19,279        4.2%
Tax-Managed Growth              2,085                 1,500             13           585         9.7
Large Cap Growth                3,168                 2,617              6           551         6.3
Small Cap Growth               17,691                15,781             70         1,910         4.8
International Growth          166,267               113,262            555        53,005        13.0
Disciplined Large Cap           1,372                 1,331              3            41         0.9
Value Discovery                53,458                34,621            169        18,837        14.6
Income                              -                     -              -             -           -





(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2001 were as follows (in thousands):


Portfolio                           Purchases             Sales
---------                           ---------             -----
Growth                               $195,615          $216,229
Tax-Managed Growth                      2,110               655
Large Cap Growth                        4,376             4,515
Small Cap Growth                       25,645            20,021
International Growth                  267,886           196,031
Disciplined Large Cap                   4,396             3,287
Value Discovery                        52,584            18,202
Income                                 73,305            65,719

The cost of investments for federal income tax purposes and related gross unrealized appreciation, depreciation and net unrealized appreciation / depreciation at June 30, 2001, were as follows (in thousands):



                                                                                                          Net
                                                                    Gross             Gross        Unrealized
                                               Cost of         Unrealized         Unrealized     Appreciation
Portfolio                                  Investments       Appreciation       Depreciation     Depreciation
---------                                  -----------       ------------       ------------     ------------
Growth                                        $374,460           $108,887            $28,687          $80,200
Tax-Managed Growth                               6,034                562                568              (6)
Large Cap Growth                                 9,451                795              1,491            (696)
Small Cap Growth                                32,839              7,764              1,810            5,954
International Growth                           403,316             34,441             34,472             (31)
Disciplined Large Cap                            4,850                442                353               89
Value Discovery                                107,898             29,350              1,399           27,951
Income                                         170,748              3,190              1,125            2,065


(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements.

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of Class A, Class B and Class C of each Portfolio (in thousands):



                                                                                                                   Sales (Dollars)
                             -----------------------------------------------------------------------------------------------------
                                                    Period Ended June 30, 2001                      Period Ended December 31, 2000
                                                    --------------------------                      ------------------------------
Portfolio                    Class A       Class B       Class C         Total       Class A       Class B       Class C     Total
---------                    -------       -------       -------         -----       -------       -------       -------     -----
Growth ....................   $    6           $ 3           $ 4        $   13        $  700        $   54        $  258    $1,012
Tax-Managed Growth ........        -             -             -             -             -             -             3         3
Large Cap Growth ..........        2             -            10            12             -             -            16        16
Small Cap Growth ..........       87             3            16           106         1,523            10         1,100     2,633
International Growth ......    4,789            67            65         4,921         1,866           155           479     2,500
Disciplined Large Cap .....        -             -             -             -           152             -             2       154
Value Discovery ...........       34             3            23            60           322           181            21       524
Income ....................    4,622             2             2         4,626         1,593            50             -     1,643
Ready Reserves ............        -             -             -             -             -             -             -         -





                                                                                                Reinvested Distributions (Dollars)
                             -----------------------------------------------------------------------------------------------------
                                                    Period Ended June 30, 2001                      Period Ended December 31, 2000
                                                    --------------------------                  ----------------------------------
Portfolio                    Class A       Class B       Class C         Total       Class A       Class B       Class C     Total
---------                    -------       -------       -------         -----       -------       -------       -------     -----

Growth ....................      $ -           $ -           $ -           $ -          $224           $40           $86      $350
Tax-Managed Growth ........        -             -             -             -             -             -             -         -
Large Cap Growth ..........        -             -             -             -             -             -             -         -
Small Cap Growth ..........        -             -             -             -            15             1            29        45
International Growth ......        -             -             -             -            99            32            92       223
Disciplined Large Cap .....        -             -             -             -             -             -             -         -
Value Discovery ...........        -             -             -             -             -             -             -         -
Income ....................       10             -             -            10            12             3             -        15
Ready Reserves ............        -             -             -             -             -             -             -         -





                                                                                                             Redemptions (Dollars)
                             -----------------------------------------------------------------------------------------------------
                                                    Period Ended June 30, 2001                      Period Ended December 31, 2000
                                                    --------------------------                      ------------------------------
Portfolio                    Class A       Class B       Class C         Total       Class A       Class B       Class C     Total
---------                    -------       -------       -------         -----       -------       -------       -------     -----
Growth ....................   $  731          $123        $  261        $1,115        $  355         $   1          $ 34    $  390
Tax-Managed Growth ........        7             7            10            24             -             -             -         -
Large Cap Growth ..........       30             6            21            57            10             -             9        19
Small Cap Growth ..........      546            25         1,057         1,628           965             -           238     1,203
International Growth ......    5,296           271           516         6,083         1,367            19            58     1,444
Disciplined Large Cap .....      182             7             8           197             -             -             -         -
Value Discovery ...........       90            72            61           223           302           125            11       438
Income ....................    5,251            15             1         5,267         1,014            54             -     1,068
Ready Reserves ............        -             -             -             -             -             -             -         -





                                                                Net Change in Net Assets relating to Fund Share Activity (Dollars)
                            ------------------------------------------------------------------------------------------------------
                                                    Period Ended June 30, 2001                      Period Ended December 31, 2000
                                                    --------------------------                      ------------------------------
Portfolio                    Class A       Class B       Class C         Total       Class A       Class B       Class C     Total
---------                    -------       -------       -------         -----       -------       -------       -------     -----
Growth ....................    $(725)        $(120)      $  (257)      $(1,102)         $569          $ 93          $310   $   972
Tax-Managed Growth ........       (7)           (7)          (10)          (24)            -             -             3       (48)
Large Cap Growth ..........      (28)           (6)          (11)          (45)          (10)            -             7       (93)
Small Cap Growth ..........     (459)          (22)       (1,041)       (1,522)          573            11           891    (1,569)
International Growth ......     (507)         (204)         (451)       (1,162)          598           168           513    (1,045)
Disciplined Large Cap .....     (182)           (7)           (8)         (197)          152             -             2      (240)
Value Discovery ...........      (56)          (69)          (38)         (163)           20            56            10      (240)
Income ....................     (619)          (13)            1          (631)          591            (1)            -      (672)
Ready Reserves ............        -             -             -             -             -             -             -         -





                                                                                                                    Sales (Shares)
                             -----------------------------------------------------------------------------------------------------
                                                    Period Ended June 30, 2001                      Period Ended December 31, 2000
                                                    --------------------------                      ------------------------------
Portfolio                    Class A       Class B       Class C         Total       Class A       Class B       Class C     Total
---------                    -------       -------       -------         -----       -------       -------       -------     -----
Growth ....................        1             -             1             2            37             3            13        53
Tax-Managed Growth ........        -             -             -             -             -             -             -         -
Large Cap Growth ..........        -             -             2             2             -             -             2         2
Small Cap Growth ..........        6             -             1             7            98             1            84       183
International Growth ......      275             4             4           283            87             7            19       113
Disciplined Large Cap .....        -             -             -             -            15             -             -        15
Value Discovery ...........        2             -             1             3            21            12             1        34
Income ....................      441             -             -           441           155             5             -       160
Ready Reserves ............        -             -             -             -             -             -             -         -




                                                                                                 Reinvested Distributions (Shares)
                             -----------------------------------------------------------------------------------------------------
                                                    Period Ended June 30, 2001                      Period Ended December 31, 2000
                                                    --------------------------                   ---------------------------------
Portfolio                    Class A       Class B       Class C         Total       Class A       Class B       Class C     Total
---------                    -------       -------       -------         -----       -------       -------       -------     -----
Growth ....................        -             -             -             -            18             3             7        28
Tax-Managed Growth ........        -             -             -             -             -             -             -         -
Large Cap Growth ..........        -             -             -             -             -             -             -         -
Small Cap Growth ..........        -             -             -             -             1             -             3         4
International Growth ......        -             -             -             -             5             2             5        12
Disciplined Large Cap .....        -             -             -             -             -             -             -         -
Value Discovery ...........        -             -             -             -             -             -             -         -
Income ....................        1             -             -             1             1             -             -         1
Ready Reserves ............        -             -             -             -             -             -             -         -




                                                                                                              Redemptions (Shares)
                             -----------------------------------------------------------------------------------------------------
                                                    Period Ended June 30, 2001                      Period Ended December 31, 2000
                                                    --------------------------                      ------------------------------
Portfolio                    Class A       Class B       Class C         Total       Class A       Class B       Class C     Total
---------                    -------       -------       -------         -----       -------       -------       ------      -----
Growth ....................       61            10            22            93            18             -             2        20
Tax-Managed Growth ........        1             1             1             3             -             -             -         -
Large Cap Growth ..........        4             1             3             8             1             -             1         2
Small Cap Growth ..........       42             2            73           117            69             -            16        85
International Growth ......      306             1            31           338            66             1             2        69
Disciplined Large Cap .....       21             1             1            23             -             -             -         -
Value Discovery ...........        5             4             3            12            19             9             1        29
Income ....................      501             2             -           503            99             5             -       104
Ready Reserves ............        -             -             -             -             -             -             -         -






                                                         Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
                             -----------------------------------------------------------------------------------------------------
                                                    Period Ended June 30, 2001                      Period Ended December 31, 2000
                                                    --------------------------                      ------------------------------
Portfolio                    Class A       Class B       Class C         Total       Class A       Class B       Class C     Total
---------                    -------       -------       -------         -----       -------       -------       -------     -----
Growth ....................      (60)          (10)          (21)          (91)           37             6            18        61
Tax-Managed Growth ........       (1)           (1)           (1)           (3)            -             -             -         -
Large Cap Growth ..........       (4)           (1)           (1)           (6)           (1)            -             1         -
Small Cap Growth ..........      (36)           (2)          (72)         (110)           30             1            71       102
International Growth ......      (31)            3           (27)          (55)           26             8            22        56
Disciplined Large Cap .....      (21)           (1)           (1)          (23)           15             -             -        15
Value Discovery ...........       (3)           (4)           (2)           (9)            2             3             -         5
Income ....................      (59)           (2)            -           (61)           57             -             -        57
Ready Reserves ............        -             -             -             -             -             -             -         -


June 30, 2001                                             William Blair Funds 57

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Growth Fund
                                                                              Class A                                   Class B
                                             ----------------------------------------  ----------------------------------------
                                             Period Ended  Periods Ended December 31,  Period Ended  Periods Ended December 31,
                                             ------------  --------------------------  ------------  --------------------------
                                                6/30/2001       2000          1999(b)     6/30/2001      2000          1999 (c)
                                             ------------      ------        --------  ------------     ------        ---------
Net asset value, beginning of period ........     $12.72       $20.09         $17.48       $ 12.56      $20.07          $19.15
Income from investment operations:
   Net investment income (loss) .............      (0.02)       (0.06)             -         (0.07)      (0.20)          (0.02)
   Net realized and unrealized gain (loss)
     on investments .........................      (1.30)       (1.52)          4.05         (1.29)      (1.52)           2.38
                                                  ------       ------         ------       -------      ------          ------
Total from investment operations ............      (1.32)       (1.58)          4.05         (1.36)      (1.72)           2.36
Less distributions from:
   Net investment income ....................          -            -              -             -           -               -
   Net realized gain ........................          -         5.79           1.44             -        5.79            1.44
                                                  ------       ------         ------       -------      ------          ------
Total distributions .........................          -         5.79           1.44             -        5.79            1.44
                                                  ------       ------         ------       -------      ------          ------

Net asset value, end of period ..............     $11.40       $12.72         $20.09       $ 11.20      $12.56          $20.07
                                                  ======       ======         ======       =======      ======          ======

Total return (%) ............................     (10.38)       (7.47)         23.29        (10.83)      (8.17)          12.43
Ratios to average daily net assets (%)(a):
   Expenses .................................       1.18         1.13           1.31          1.93        1.88            2.03
   Net investment income (loss) .............      (0.46)       (0.29)         (0.23)        (1.21)      (1.04)          (1.00)





                                                                              Class C
                                             ----------------------------------------
                                             Period Ended  Periods Ended December 31,
                                             ------------  --------------------------
                                                6/30/2001       2000         1999 (c)
                                             ------------      ------       ---------


Net asset value, beginning of period ........      $12.54      $20.06         $19.15
Income from investment operations:
   Net investment income (loss) .............       (0.07)      (0.20)         (0.03)
   Net realized and unrealized gain (loss)
     on investments .........................       (1.27)      (1.53)          2.38
                                                   ------      ------         ------
Total from investment operations ............       (1.34)      (1.73)          2.35
Less distributions from:
   Net investment income ....................           -           -              -
   Net realized gain ........................           -        5.79           1.44
                                                   ------      ------         ------
Total distributions .........................           -        5.79           1.44
                                                   ------      ------         ------

Net asset value, end of period ..............      $11.20      $12.54         $20.06
                                                   ======      ======         ======

Total return (%) ............................      (10.69)      (8.22)         12.38
Ratios to average daily net assets (%)(a):
   Expenses .................................        1.93        1.88           2.01
   Net investment income (loss) .............       (1.21)      (1.01)         (1.06)



                                             ----------------------------------------
                                             Period Ended  Periods Ended December 31,
                                             ------------  --------------------------
Supplemental data for all classes:              6/30/2001          2000          1999
                                             ------------  --------------------------
   Total fund net assets at end of period
     (in thousands) .........................    $454,139      $550,987      $818,443
   Portfolio turnover rate (%) (a) ..........          85            88            52



-----------------------
     (a) Rates are annualized.
     (b) For the period October 19, 1999 (Commencement of the Class) to December 31, 1999.
     (c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

         Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

58 Semi-Annual Report                                              June 30, 2001

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                              Class A                                   Class B
                                             ----------------------------------------------------------------------------------
                                             Period Ended  Periods Ended December 31,  Period Ended  Periods Ended December 31,
                                             ------------  --------------------------  ------------  --------------------------
                                               6/30/2001       2000       1999 (b)       6/30/2001       2000       1999 (b)
                                             -----------      ------      --------     -----------      -------     --------
Net asset value, beginning of period .......     $ 10.08     $ 10.18        $10.00         $ 10.01      $ 10.18       $10.00
Income from investment operations:
  Net investment income (loss) .............       (0.02)      (0.04)            -           (0.06)       (0.12)           -
  Net realized and unrealized gain (loss)                                                    (0.88)       (0.05)        0.18
    on investments .........................       (0.88)      (0.06)         0.18         -------      -------       ------
                                                 -------     -------        ------           (0.94)       (0.17)        0.18
Total from investment operations ...........       (0.90)      (0.10)         0.18
Less distributions from:
  Net investment income ....................           -           -             -               -            -            -
  Net realized gain ........................           -           -             -               -            -            -
                                                 -------     -------        ------         -------      -------       ------
Total distributions ........................           -           -             -               -            -            -
                                                 -------     -------        ------         -------      -------       ------
Net asset value, end of period .............     $  9.18     $ 10.08        $10.18         $  9.07      $ 10.01       $10.18
                                                 =======     =======        ======         =======      =======       ======
Total return (%) ...........................       (8.93)      (0.98)         1.80           (9.39)       (1.67)        1.80
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and
    reimbursements .........................        1.36        1.36          1.36            2.11         2.11         2.11
  Expenses, before waivers and
    reimbursements .........................        4.49       11.34          1.36            5.24        12.09         2.11
  Net investment income (loss), net of
    waivers and reimbursements .............       (0.43)      (0.41)         0.73           (1.18)       (1.16)       (0.01)
  Net investment income (loss), before
    waivers and reimbursements .............       (3.56)     (10.39)         0.73           (4.31)      (11.14)       (0.01)



                                                                              Class C
                                             ----------------------------------------
                                             Period Ended  Periods Ended December 31,
                                             ------------  --------------------------
                                               6/30/2001       2000       1999 (b)
                                             ------------     ------      --------
Net asset value, beginning of period .......     $ 10.01     $ 10.18        $10.00
Income from investment operations:
  Net investment income (loss) .............       (0.05)      (0.12)            -
  Net realized and unrealized gain (loss)
    on investments .........................       (0.88)      (0.05)         0.18
                                                 -------     -------        ------
Total from investment operations ...........       (0.93)      (0.17)         0.18
Less distributions from:
  Net investment income ....................           -           -             -
  Net realized gain ........................           -           -             -
                                                 -------     -------        ------
Total distributions ........................           -           -             -
                                                 -------     -------        ------
Net asset value, end of period .............     $  9.08     $ 10.01        $10.18
                                                 =======     =======        ======
Total return (%) ...........................       (9.29)      (1.67)         1.80
Ratios to average daily net assets (%) (a):
  Expenses, net of waivers and
    reimbursements .........................        2.11        2.11          2.11
  Expenses, before waivers and
    reimbursements .........................        5.24       12.09          2.11
  Net investment income (loss), net of
    waivers and reimbursements .............       (1.18)      (1.15)        (0.01)
  Net investment income (loss), before
    waivers and reimbursements .............       (4.31)     (11.13)        (0.01)

                                             ----------------------------------------
                                             Period Ended  Periods Ended December 31,
                                             ------------  --------------------------
Supplemental data for all classes:             6/30/2001       2000          1999
                                             ------------     ------        ------
  Total fund net assets at end of period
    (in thousands) .........................      $6,030      $5,001        $1,018
  Portfolio turnover rate (%) (a) ..........          27          32             -


----------------------------
     (a)  Rates are annualized.
     (b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

          Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2001                                             William Blair Funds 59

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                              Class A                                   Class B
                                             ----------------------------------------  -----------------------------------------
                                             Period Ended  Periods Ended December 31,  Period Ended  Periods Ended December 31,
                                             ------------  --------------------------  ------------  ---------------------------
                                                6/30/2001     2000        1999 (b)       6/30/2001       2000           1999 (b)
                                             ------------    ------       --------     ------------     ------         ---------
Net asset value, beginning of period ......      $  8.45     $10.14        $10.00         $  8.39      $ 10.14           $10.00
Income from investment operations:
  Net investment income (loss) ............        (0.03)     (0.07)            -           (0.06)       (0.13)               -
  Net realized and unrealized gain (loss)
    on investments ........................        (1.33)     (1.62)         0.14           (1.34)       (1.62)            0.14
                                                 -------     ------        ------         -------      -------           ------
Total from investment operations ..........        (1.36)     (1.69)         0.14           (1.40)       (1.75)            0.14
Less distributions from:
  Net investment income ...................            -          -             -               -            -                -
  Net realized gain .......................            -          -             -               -            -                -
                                                 -------     ------        ------         -------      -------           ------
Total distributions .......................            -          -             -               -            -                -
                                                 -------     ------        ------         -------      -------           ------
Net asset value, end of period ............      $  7.09     $ 8.45        $10.14         $  6.99      $  8.39           $10.14
                                                 =======     ======        ======         =======      =======           ======
Total return (%) ..........................       (16.09)    (16.67)         1.40          (16.69)      (17.26)            1.40
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and
    reimbursements ........................         1.36       1.36          1.36            2.11         2.11             2.11
  Expenses, before waivers and
    reimbursements ........................         3.05       2.84          1.36            3.80         3.59             2.11
  Net investment income (loss), net of
    waivers and reimbursements ............        (0.74)     (0.68)        (0.48)          (1.49)       (1.43)           (1.41)
  Net investment income (loss), before
    waivers and reimbursements ............        (2.43)     (2.16)        (0.48)          (3.18)       (2.91)           (1.41)


                                                                              Class C
                                             ----------------------------------------
                                             Period Ended  Periods Ended December 31,
                                             ------------- --------------------------
                                                6/30/2001      2000       1999 (b)
                                             ------------     ------      --------
Net asset value, beginning of period ......      $  8.39     $ 10.14       $10.00
Income from investment operations:
  Net investment income (loss) ............        (0.06)      (0.14)           -
  Net realized and unrealized gain (loss)
    on investments ........................        (1.34)      (1.61)        0.14
                                                 -------     -------       ------
Total from investment operations ..........        (1.40)      (1.75)        0.14
Less distributions from:
  Net investment income ...................            -           -            -
  Net realized gain .......................            -           -            -
                                                 -------     -------       ------
Total distributions .......................            -           -            -
                                                 -------     -------       ------
Net asset value, end of period ............      $  6.99     $  8.39       $10.14
                                                 =======     =======       ======
Total return (%) ..........................       (16.69)     (17.26)        1.40
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and
     reimbursements .......................         2.11        2.11         2.11
   Expenses, before waivers and
     reimbursements .......................         3.80        3.59         2.11
   Net investment income (loss), net of
     waivers and reimbursements ...........        (1.49)      (1.41)       (1.41)
   Net investment income (loss), before
     waivers and reimbursements ...........        (3.18)      (2.89)       (1.41)

                                             ----------------------------------------
                                             Period Ended  Periods Ended December 31,
                                             ------------  --------------------------
Supplemental data for all classes:              6/30/2001      2000           1999
                                             ------------     ------         ------
  Total fund net assets at end of period
    (in thousands) ........................     $8,753       $10,995         $1,153
  Portfolio turnover rate (%) (a) .........         99            95              -

-------------------------
     (a)  Rates are annualized.
     (b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

          Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

60 Semi-Annual Report                                              June 30, 2001

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund
                                                                                  Class A                                   Class B
                                                 ----------------------------------------  ----------------------------------------
                                                 Period Ended  Periods Ended December 31,  Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------  ------------  --------------------------
                                                    6/30/2001        2000         1999(b)     6/30/2001        2000         1999(b)
                                                 ------------       ------        -------  ------------       ------        -------
Net asset value, beginning of period ..........       $13.16        $10.19        $10.00        $13.05        $10.19        $10.00
Income from investment operations:
    Net investment income (loss) ..............        (0.06)        (0.14)            -         (0.12)        (0.24)            -
    Net realized and unrealized gain (loss)
      on investments ..........................         2.64          3.54          0.19          2.62          3.53          0.19
                                                      ------        ------        ------        ------        ------        ------
Total from investment operations ..............         2.58          3.40          0.19          2.50          3.29          0.19
Less distributions from:
    Net investment income .....................            -             -             -             -             -             -
    Net realized gain .........................            -          0.43             -             -          0.43             -
                                                      ------        ------        ------        ------        ------        ------
Total distributions ...........................            -          0.43             -             -          0.43             -
                                                      ------        ------        ------        ------        ------        ------
Net asset value, end of period ................       $15.74        $13.16        $10.19        $15.55        $13.05        $10.19
                                                      ======        ======        ======        ======        ======        ======
Total return (%)                                       19.60         33.68          1.90         19.16         32.60          1.90
Ratios to average daily net assets (%)(a)
    Expenses, net of waivers and reimbursements         1.59          1.60          1.60          2.34          2.35          2.35
    Expenses, before waivers and reimbursements         2.10          2.17          1.60          2.85          2.92          2.35
    Net investment income (loss), net of
      waivers and reimbursements ..............        (0.99)        (0.85)        (1.60)        (1.74)        (1.70)        (2.35)
    Net investment income (loss), before
      waivers and reimbursements ..............        (1.50)        (1.42)        (1.60)        (2.25)        (2.27)        (2.35)

                                                                                  Class C
                                                 ----------------------------------------
                                                 Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------
                                                    6/30/2001       2000          1999(b)
                                                 ------------      ------        --------
Net asset value, beginning of period ..........       $13.05       $10.19         $10.00
Income from investment operations:
    Net investment income (loss) ..............        (0.12)       (0.25)             -
    Net realized and unrealized gain (loss)
      on investments ..........................         2.63         3.54           0.19
                                                      ------       ------         ------
Total from investment operations ..............         2.51         3.29           0.19
Less distributions from:
    Net investment income .....................            -            -              -
    Net realized gain .........................            -         0.43              -
                                                      ------       ------         ------
Total distributions ...........................            -         0.43              -
                                                      ------       ------         ------
Net asset value, end of period ................       $15.56       $13.05         $10.19
                                                      ======       ======         ======
Total return (%) ..............................        19.23        32.60           1.90
Ratios to average daily net assets (%) (a):
    Expenses, net of waivers and reimbursements         2.34         2.35           2.35
    Expenses, before waivers and reimbursements         2.85         2.92           2.35
    Net investment income (loss), net of
      waivers and reimbursements ..............        (1.74)       (1.70)         (2.35)
    Net investment income (loss), before
      waivers and reimbursements ..............        (2.25)       (2.27)         (2.35)

                                                 ----------------------------------------
                                                 Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------
Supplemental data for all classes:                  6/30/2001       2000             1999
                                                 ------------     -------          ------
    Total fund net assets at end of period
      (in thousands) ..........................      $40,113      $28,778          $6,346
    Portfolio turnover rate (%) (a) ...........          134          433               -

---------------
     (a) Rates are annualized.
     (b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

         Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.


June 30, 2001                                             William Blair Funds 61

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund
                                                                                  Class A                                   Class B
                                                 ----------------------------------------  ----------------------------------------
                                                 Period Ended  Periods Ended December 31,  Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------  ------------  --------------------------
                                                    6/30/2001        2000         1999(c)     6/30/2001        2000         1999(d)
                                                 ------------       ------        -------  ------------       ------        -------
Net asset value, beginning of period ..........       $17.90        $24.01        $20.61        $17.52        $23.98        $21.33
Income from investment operations:
    Net investment income (loss) (a) ..........         0.04         (0.04)        (0.03)        (0.03)        (0.23)        (0.04)
    Net realized and unrealized gain (loss)
      on investments ..........................        (1.53)        (2.01)         7.92         (1.50)        (1.99)         7.18
                                                      ------        ------        ------        ------        ------        ------
Total from investment operations ..............        (1.49)        (2.05)         7.89         (1.53)        (2.22)         7.14
Less distributions from:
    Net investment income .....................            -          0.09             -             -          0.27             -
    Net realized gain .........................            -          3.97          4.49             -          3.97          4.49
                                                      ------        ------        ------        ------        ------        ------
Total distributions ...........................            -          4.06          4.49             -          4.24          4.49
                                                      ------        ------        ------        ------        ------        ------
Net asset value, end of period ................       $16.41        $17.90        $24.01        $15.99        $17.52        $23.98
                                                      ======        ======        ======        ======        ======        ======
Total return (%) ..............................        (8.32)        (8.11)        39.12         (8.73)        (8.79)        34.28
Ratios to average daily net assets (%)(b):
    Expenses ..................................         1.64          1.59          1.60          2.39          2.34          2.35
    Net investment income (loss) ..............         0.27         (0.37)        (1.25)        (0.48)        (1.16)        (1.93)

                                                                                  Class C
                                                 ----------------------------------------
                                                 Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------
                                                    6/30/2001       2000          1999(d)
                                                 ------------      ------        --------
Net asset value, beginning of period ..........       $17.52       $23.98         $21.33
Income from investment operations:
    Net investment income (loss) (a) ..........        (0.02)       (0.23)         (0.04)
    Net realized and unrealized gain (loss)
      on investments ..........................        (1.50)       (1.99)          7.18
                                                      ------       ------         ------
Total from investment operations ..............        (1.52)       (2.22)          7.14
Less distributions from:
    Net investment income .....................            -         0.27              -
    Net realized gain .........................            -         3.97           4.49
                                                      ------       ------         ------
Total distributions ...........................            -         4.24           4.49
                                                      ------       ------         ------
Net asset value, end of period ................       $16.00       $17.52         $23.98
                                                      ======       ======         ======
Total return (%) ..............................        (8.68)       (8.81)         34.28
Ratios to average daily net assets (%)(b):
    Expenses ..................................         2.39         2.34           2.35
    Net investment income (loss) ..............        (0.48)       (1.10)         (1.93)

                                                 ----------------------------------------
                                                 Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------
Supplemental data for all classes:                  6/30/2001      2000            1999
                                                 ------------    --------        --------
    Total fund net assets at end of period
      (in thousands) ..........................      $406,392    $333,888        $302,089
    Portfolio turnover rate (%) (b) ...........           115         116             122

---------------
     (a) Includes $0.06, $0.00, $0.024, $0.078, and $0.022 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2000, 1999, 1998, 1997, and 1996, respectively.
     (b) Rates are annualized.
     (c) For the period October 21, 1999 (Commencement of the Class) to December 31, 1999.
     (d) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

         Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

62 Semi-Annual Report                                              June 30, 2001

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Disciplined Large Cap Fund

                                                                              Class A                                    Class B
                                             ----------------------------------------  -----------------------------------------
                                             Period Ended  Periods Ended December 31,  Period Ended  Periods Ended December 31,
                                             ------------  --------------------------  ------------  ---------------------------
                                                6/30/2001      2000          1999 (b)     6/30/2001       2000          1999 (b)
                                             ------------     ------        ---------  ------------     -------        ---------

Net asset value, beginning of period .......     $  9.14      $10.12          $10.00      $  9.07       $ 10.12          $10.00
Income from investment operations:
   Net investment income (loss) ............       (0.01)      (0.03)              -        (0.04)        (0.11)              -
   Net realized and unrealized gain (loss)
     on investments ........................       (0.95)      (0.95)           0.12        (0.94)        (0.94)           0.12
                                                 -------      ------          ------      -------       -------          ------
Total from investment operations ...........       (0.96)      (0.98)           0.12        (0.98)        (1.05)           0.12
Less distributions from:
   Net investment income ...................           -           -               -            -             -               -
   Net realized gain .......................           -           -               -            -             -               -
                                                 -------      ------          ------      -------       -------          ------

Total distributions ........................           -           -               -            -             -               -
                                                 -------      ------          ------      -------       -------          ------

Net asset value, end of period .............     $  8.18      $ 9.14          $10.12      $  8.09       $  9.07          $10.12
                                                 =======      ======          ======      =======       =======          ======

Total return (%) ...........................      (10.50)      (9.68)           1.20       (10.80)       (10.38)           1.20
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and
      reimbursements........................        1.25        1.25            1.25         2.00          2.00            2.00
   Expenses, before waivers and
      reimbursements........................        5.18        6.74            1.25         5.93          7.49            2.00
   Net investment income (loss), net of
      waivers and reimbursements ...........       (0.17)      (0.36)          (0.27)       (0.92)        (1.11)          (0.96)
   Net investment income (loss), before
      waivers and reimbursements ...........       (4.10)      (5.85)          (0.27)       (4.85)        (6.60)          (0.96)


                                                                              Class C
                                             ----------------------------------------
                                             Period Ended  Periods Ended December 31,
                                             ------------  --------------------------
                                                6/30/2001          2000      1999 (b)
                                             ------------         ------     --------

Net asset value, beginning of period .......      $ 9.07          $10.12       $10.00
Income from investment operations:
   Net investment income (loss) ............       (0.04)          (0.11)           -
   Net realized and unrealized gain (loss)
     on investments ........................       (0.94)          (0.94)        0.12
                                                  ------          ------       ------
Total from investment operations ...........       (0.98)          (1.05)        0.19
Less distributions from:
   Net investment income ...................           -               -            -
   Net realized gain .......................           -               -            -
                                                  ------          ------       ------

Total distributions ........................           -               -            -
                                                  ------          ------       ------

Net asset value, end of period .............      $ 8.09          $ 9.07       $10.12
                                                  ======          ======       ======

Total return (%) ...........................      (10.80)         (10.38)        1.20
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and
      reimbursements .......................        2.00            2.00         2.00
   Expenses, before waivers and
      reimbursements .......................        5.93            7.49         2.00
   Net investment income (loss), net of
      waivers and reimbursements ...........       (0.92)          (1.14)       (0.96)
   Net investment income (loss), before
      waivers and reimbursements ...........       (4.85)          (6.63)       (0.96)


                                             -----------------------------------------
                                             Period Ended   Periods Ended December 31,
                                             ------------   --------------------------
Supplemental data for all classes:              6/30/2001          2000           1999
                                             ------------   ------------   -----------
   Total fund net assets at end of period
     (in thousands) ........................       $4,941         $4,234        $1,518
   Portfolio turnover rate (%) (a) .........          139             60          0.50

-------------------
     (a) Rates are annualized.
     (b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

         Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2001                                             William Blair Funds 63

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund
                                                                                  Class A                                   Class B
                                                 ----------------------------------------  ----------------------------------------
                                                 Period Ended  Periods Ended December 31,  Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------  ------------  --------------------------
                                                    6/30/2001        2000         1999(b)     6/30/2001        2000         1999(b)
                                                 ------------       ------        -------  ------------       ------        -------
Net asset value, beginning of period ..........       $16.25        $13.72        $12.60        $16.18        $13.72        $12.60
Income from investment operations:
    Net investment income (loss)...............         0.05          0.09          0.02         (0.03)        (0.07)         0.02
    Net realized and unrealized gain (loss)
      on investments ..........................         2.64          2.53          1.12          2.64          2.53          1.11
                                                      ------        ------        ------        ------        ------        ------
Total from investment operations ..............         2.69          2.62          1.14          2.61          2.46          1.13
Less distributions from:
    Net investment income .....................            -          0.09          0.02             -             -          0.01
    Net realized gain .........................            -             -             -             -             -             -
                                                      ------        ------        ------        ------        ------        ------
Total distributions ...........................            -          0.09          0.02             -             -          0.01
                                                      ------        ------        ------        ------        ------        ------
Net asset value, end of period ................       $18.94        $16.25        $13.72        $18.79        $16.18        $13.72
                                                      ======        ======        ======        ======        ======        ======
Total return (%) ..............................        16.55         19.09          9.01         16.13         17.93          8.95
Ratios to average daily net assets (%)(a):
    Expenses, net of waivers and reimbursements         1.61          1.64          1.64          2.36          2.39          2.39
    Expenses, before waivers and reimbursements         1.70          1.88          1.67          2.45          2.63          2.42
    Net investment income (loss), net of
      waivers and reimbursements ..............         0.32          0.47          1.28         (0.43)        (0.27)         0.31
    Net investment income (loss), before
      waivers and reimbursements ..............         0.23          0.23          1.25         (0.52)        (0.51)         0.28

                                                                                  Class C
                                                 ----------------------------------------
                                                 Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------
                                                    6/30/2001       2000          1999(c)
                                                 ------------      ------        --------
Net asset value, beginning of period ..........       $16.19       $13.72         $12.67
Income from investment operations:
    Net investment income (loss) ..............        (0.03)       (0.06)          0.02
    Net realized and unrealized gain (loss)
      on investments ..........................         2.64         2.53           1.04
                                                      ------       ------         ------
Total from investment operations ..............         2.61         2.47           1.06
Less distributions from:
    Net investment income .....................            -            -           0.01
    Net realized gain .........................            -            -              -
                                                      ------       ------         ------
Total distributions                                        -            -           0.01
                                                      ------       ------         ------
Net asset value, end of period ................       $18.80       $16.19         $13.72
                                                      ======       ======         ======
Total return (%) ..............................        16.12        18.00           8.37
Ratios to average daily net assets (%) (a):
    Expenses, net of waivers and reimbursements         2.36         2.39           2.39
    Expenses, before waivers and reimbursements         2.45         2.63           2.42
    Net investment income (loss), net of
      waivers and reimbursements ..............        (0.43)       (0.37)          1.53
    Net investment income (loss), before
      waivers and reimbursements ..............        (0.52)       (0.61)          1.50

                                                 ----------------------------------------
                                                 Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------
Supplemental data for all classes:                  6/30/2001      2000            1999
                                                 ------------    --------        --------
    Total fund net assets at end of period
      (in thousands) ..........................      $129,434     $74,093        $48,423
   Portfolio turnover rate (%) (a) ............            41          68             65

---------------
     (a) Rates are annualized.
     (b) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
     (c) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

         Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

64 Semi-Annual Report                                              June 30, 2001

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund
                                                                                  Class A                                   Class B
                                                 ----------------------------------------  ----------------------------------------
                                                 Period Ended  Periods Ended December 31,  Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------  ------------  --------------------------
                                                    6/30/2001        2000         1999(b)     6/30/2001        2000         1999(c)
                                                 ------------       ------        -------  ------------       ------        -------
Net asset value, beginning of period ..........       $10.37        $ 9.94        $ 9.95        $10.23        $ 9.94        $10.05
Income from investment operations:
    Net investment income (loss) ..............         0.39          0.63          0.07          0.27          0.57          0.06
    Net realized and unrealized gain (loss)
      on investments ..........................        (0.02)         0.35         (0.01)         0.05          0.32         (0.11)
                                                      ------        ------        ------        ------        ------        ------
Total from investment operations ..............         0.37          0.98          0.06          0.32          0.89         (0.05)
Less distributions from:
    Net investment income .....................         0.38          0.55          0.07          0.24          0.60          0.06
    Net realized gain .........................            -             -             -             -             -             -
                                                      ------        ------        ------        ------        ------        ------
Total distributions ...........................         0.38          0.55          0.07          0.24          0.60          0.06
                                                      ------        ------        ------        ------        ------        ------
Net asset value, end of period ................       $10.36       $ 10.37        $ 9.94        $10.31        $10.23        $ 9.94
                                                      ======        ======        ======        ======        ======        ======
Total return (%) ..............................         3.58         10.20          0.63          3.15          9.25         (0.51)
Ratios to average daily net assets (%)(a):
    Expenses ..................................         1.01          1.02          0.99          1.76          1.77          1.77
    Net investment income (loss) ..............         5.81          6.25          5.78          5.06          5.38          4.91

                                                                                  Class C
                                                 ----------------------------------------
                                                 Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------
                                                    6/30/2001       2000          1999(d)
                                                 ------------      ------        --------
Net asset value, beginning of period ..........       $10.27       $ 9.93         $10.06
Income from investment operations:
    Net investment income (loss) ..............         0.27         0.53           0.08
    Net realized and unrealized gain (loss)
      on investments ..........................         0.05         0.34          (0.13)
                                                      ------       ------         ------
Total from investment operations ..............         0.32         0.87          (0.05)
Less distributions from:
    Net investment income .....................         0.24         0.53           0.08
    Net realized gain .........................            -            -              -
                                                      ------       ------         ------
Total distributions ...........................         0.24         0.53           0.08
                                                      ------       ------         ------
Net asset value, end of period ................       $10.35       $10.27         $ 9.93
                                                      ======       ======         ======
Total return (%) ..............................         3.09         9.05          (0.53)
Ratios to average daily net assets (%)(a):
    Expenses ..................................         1.76         1.77           1.71
    Net investment income (loss) ..............         5.06         5.35           5.11

                                                 ----------------------------------------
                                                 Period Ended  Periods Ended December 31,
                                                 ------------  --------------------------
Supplemental data for all classes:                  6/30/2001      2000            1999
                                                 ------------    --------        --------
    Total fund net assets at end of period
      (in thousands) ..........................      $174,849    $167,746        $173,375
   Portfolio turnover rate (%) (a) ............            81          54              66

---------------
     (a) Rates are annualized.
     (b) For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
     (c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
     (d) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

         Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2001                                             William Blair Funds 65

------------------------------------------------------------------
BOARD OF TRUSTEES
------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

John P. Kayser
Principal, William Blair & Company, L.L.C.

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

------------------------------------------------------------------
Officers
------------------------------------------------------------------
Rocky Barber, Chief Executive Officer
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Stan Kirtman, Senior Vice President
Glen A. Kleczka, Senior Vice President
Gretchen S. Lash, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Michelle R. Seitz, Senior Vice President
Norbert W. Truderung, Senior Vice President
Karl W. Brewer, Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Jeffrey A. Urbina, Vice President
Colette M. Garavalia, Secretary
Janet V. Gassmann, Assistant Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 9104
Boston, MA 02266-9104
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

                                                  Date of First Use July 2001